UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant	☒	Filed by a Party other than the Registrant	☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Muscle Maker, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒ No fee required.

☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐ Fee paid previously with preliminary materials.

☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-1l (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

Muscle Maker, Inc.

1751 River Run, Suite 200

Fort Worth, Texas 76107

*, 2023

Dear Fellow Stockholder:

You are cordially invited to attend a special meeting of stockholders of Muscle Maker, Inc. to be held at 10:00 a.m. (central time) on *, 2023, at the *.

As previously announced, on October 19, 2022, Muscle Maker, Inc. (“Muscle Maker” or the “Company”) formed Sadot LLC, a Delaware limited liability company and a wholly owned subsidiary of the Company (“Sadot”). On November 14, 2022 (the “Effective Date”), the Company, Sadot and Aggia LLC FC, a company formed under the laws of United Arab Emirates (“Aggia”) entered into a Services Agreement (the “Services Agreement”), which is attached hereto and incorporated herein as Annex A, whereby Sadot engaged Aggia to provide certain advisory services to Sadot for creating, acquiring and managing Sadot’s business of wholesaling food and engaging in the purchase and sale of physical food commodities. The closing date of the Services Agreement was November 16, 2022. The parties entered into Addendum 1 to the Services Agreement (“Addendum 1”) on November 17, 2022, which is attached hereto and incorporated herein as Annex B. The above is hereinafter described as the Sadot Transaction.

As consideration for Aggia providing the services to Sadot, the Company agreed to issue shares of common stock of the Company, par value $0.0001 per share (the “Common Stock”), to Aggia subject to Sadot generating net income measured on a quarterly basis at a per share price of $1.5625, subject to equitable adjustments for any combinations or splits of the Common Stock occurring following the Effective Date (the “Per Share Price”). Upon Sadot generating net income for any fiscal quarter, the Company shall issue Aggia a number of shares of Common Stock equal to the net income for such fiscal quarter divided by the Per Share Price (the “Shares”). The Company may only issue authorized, unreserved Shares of Common Stock. The Company will not issue Aggia in excess of 14,424,275 Shares representing 49.999% of the number of issued and outstanding shares of Common Stock as of the Effective Date (the “Shares Cap”). Further, once Aggia has been issued a number of Shares constituting 19.99% of the issued and outstanding shares of Common Stock of the Company, no additional Shares shall be issued to Aggia unless and until this transaction has been approved by the shareholders of the Company. In the event that the Shares Cap has been reached, then the remaining portion of the net income, if any, not issued as Shares shall accrue as debt payable by Sadot to Aggia (the “Debt”) until such Debt has reached a maximum of $71,520,462 (the “Debt Cap”). The Company shall determine Sadot’s net income or net loss, as applicable, on a quarterly basis. Aggia will have ten days to object to such determination in writing. In the event the parties are unable to resolve any dispute, then such dispute will be resolved through arbitration. The Debt shall be represented by one or more promissory notes of Sadot issued to Aggia. Such promissory note or notes will be non-interest bearing and will be due and payable seven years from issuance. All positive net income shall remain in Sadot for further investment into the Sadot business, provided, however, that such net income as required to repay the Debt pursuant to the terms of the Debt shall be utilized by Sadot for such purposes. After Sadot has generated $9.9 million in net income, the costs incurred by Aggia for the engagement of all employees or consultants of Aggia hired for running the business of Sadot as well as any travel expenses or other expenses incurred for such work shall be reimbursed to Aggia by Sadot to the extent then accrued and shall be reimbursed thereafter.

Subject to the below net income thresholds, Aggia will have the right to nominate up to eight directors (the “Designated Directors”) to the Board of Directors (the “Board”) of the Company, seven of which will meet the independence requirements of the NASDAQ Capital Market and the Company will take such actions as reasonably required to name the directors which Aggia has the right to nominate to the Board. Pursuant to the terms of the Services Agreement, Aggia nominated Benjamin Petel as the initial Designated Director (the “Initial Director”). As it was not feasible for Aggia to nominate Mr. Petel at the Closing, pursuant to the terms of Addendum 1, the parties agreed that Mr. Petel will be deemed to be the Initial Director and the “Managing Member Representative” for all purposes of the Services Agreement until such time as the parties mutually agree that it is feasible for Aggia to nominate Mr. Petel as the Initial Director. Mr. Petel was appointed to the Board on December 27, 2022. Other than as set forth in Addendum 1, the Services Agreement remains in full force and effect.

Upon Sadot generating an initial $3.3 million in net income, Aggia shall nominate two additional persons as directors of the Board. Upon Sadot generating a total of $6.6 million in net income, Aggia shall nominate two additional persons as directors of the Board. Upon Sadot generating a total of $9.9 million in net income, Aggia shall nominate three additional persons as directors of the Board. All candidates as Designated Directors will be subject to the reasonable acceptance of the Board and appropriate background checks.

The term of the Services Agreement shall commence on the Effective Date and continue until terminated by joint written agreement of Aggia and the Company, automatically in the event that the Shareholder Matters fail to receive the requisite vote needed to approve such matters and by the Company at any time prior to the date that Sadot has generated $9.9 million in net income if Sadot has failed to generate net income for three consecutive quarters during the two years following the formation of Sadot or the accrued amount of Debt has not reached the Debt Cap during the two years following the formation of Sadot. In the event the Services Agreement is terminated, then, at the election of Aggia, Sadot will make a payment to Aggia equal to the net income generated by Sadot from the Closing Date through the date of such termination less any supportable incremental cost that the Company and Sadot would not have incurred that is attributable to Sadot or Aggia will retain the Shares it has received prior to such termination. Further, upon termination, the Company shall sell to Aggia its membership interest in Sadot for a purchase price of $1.00 in total.

On November 16, 2022, the Company entered into a Limited Liability Operating Agreement (the “Operating Agreement”) for Sadot, which is attached hereto and incorporated herein as Annex C, pursuant to which the Company, as the sole member of Sadot, appointed itself as the managing member. As it was not feasible for Aggia to nominate Mr. Petel at the Closing, pursuant to the terms of Addendum 1, the parties agreed that Mr. Petel will be deemed to be the Initial Director and the “Managing Member Representative” for all purposes of the Services Agreement until such time as the parties mutually agree that it is feasible for Aggia to nominate Mr. Petel as the Initial Director. Mr. Petel was appointed to the Board on December 27, 2022. Upon appointment, the Initial Director will act as the managing member representative who shall have the right to make any decisions for the Company with respect to Sadot subject to Sadot’s protocol for managing its business. The Initial Director may be terminated as managing member representative at any time and shall be automatically terminated in the event the Initial Director no longer serves as a director of the Company.

The terms of this transaction require us to submit certain matters for stockholder approval in accordance with applicable Nasdaq listing rules, as well as for other corporate law purposes. The notice of special meeting, proxy statement and proxy card accompanying this letter describe in detail this transaction and the matters to be acted upon at the meeting. We urge you to read these materials carefully.

It is important that your shares be represented at the meeting. Whether or not you plan to attend, please vote by proxy using the Internet at www.proxyvote.com, Telephone, or by mail as outlined herein - as soon as possible.

We look forward to seeing you at the meeting.

MUSCLE MAKER, INC.

/s/ Michael Roper
Michael Roper
Chief Executive Officer

This proxy statement and the accompanying proxy card are

being mailed to our stockholders beginning on or about *, 2023.

Even though you may plan to attend the meeting in person,

please vote by Internet, Phone or Mail promptly. A postage-paid return envelope is enclosed for your convenience.

Muscle Maker, Inc.

1751 River Run, Suite 200

Fort Worth, Texas 76107

NOTICE OF SPECIAL MEETING OF

THE STOCKHOLDERS

TO BE HELD *, 2023

Fort Worth, Texas *, 2023

Dear Stockholder:

Notice is hereby given that a special meeting of stockholders of Muscle Maker, Inc. (the “Company,” “Muscle Maker,” “us” or “we”) will be held at 10:00 a.m. (central time) on *, 2023 at the *, to consider and act upon the following matters:

1. To approve the Services Agreement and the Sadot Transaction contemplated therein;

2. To approve an amendment to the Company’s Articles of Incorporation, as amended, to increase the authorized number of shares of our Common Stock from 50,000,000 to 150,000,000;

3. To approve, for purposes of complying with NASDAQ Listing Rule 5635(b), the issuance of the Shares pursuant to the Services Agreement entered between the Company, Sadot and Aggia representing more than 20% of our common stock outstanding, which would result in a “change of control” of the Company under applicable Nasdaq listing rules;

4. To approve, for purposes of complying with NASDAQ Listing Rule 5635(c), the issuance of up to 14,424,275 Shares of Common Stock to Aggia pursuant to the Services Agreement and net income generated thresholds;

5. To approve the right of Aggia to nominate up to eight directors to the Board of Directors subject to achieving net income thresholds as set forth in the Services Agreement;

6. To approve our 2023 Equity Incentive Plan; and

7. To transact such other business as may properly come before the meeting or any adjournment thereof.

Stockholders of record at the close of business on *, 2023, the record date for the special meeting, are entitled to notice of and to vote at the special meeting and any adjournment or postponement of the meeting.

This Notice of Special Meeting, Proxy Statement and accompanying proxy card are being distributed to stockholders on or about *, 2023.

By Order of the Board of Directors.
MUSCLE MAKER, INC.

/s/ Kevin Mohan
Kevin Mohan
Chairman of the Board of Directors
Fort Worth, Texas
*, 2023

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Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be Held on *, 2023

The Proxy Statement for the Special Meeting of Stockholders, also included with this Notice, is available to be viewed, downloaded, and printed, at no charge, by accessing the following Internet address: http://www.musclemakergrill.com/investor-relations/. If you have any questions about accessing these materials via the Internet, please contact the secretary at (832) 604-9568 or email us at IR@musclemakergrill.com.

This proxy statement and the accompanying proxy card are

being mailed to Muscle Maker stockholders beginning on or about *, 2023.

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MUSCLE MAKER, INC.

1751 River Run, Suite 200

Fort Worth, Texas 76107

(832) 604-9568

PROXY STATEMENT

FOR THE

SPECIAL MEETING OF THE STOCKHOLDERS

TO BE HELD *, 2023

AT *

This proxy statement is furnished to the holders of common stock of Muscle Maker, Inc. (“Muscle Maker” or the “Company”) in connection with the solicitation of proxies for use in connection with the Special Meeting of the stockholders of Muscle Maker Common Stock (the “Stockholders”) to be held *, 2023, and all adjournments and postponements thereof, for the purposes set forth in the accompanying Notice of Special Meeting of the Stockholders. Muscle Maker is first mailing this proxy statement and the enclosed form of proxy to Stockholders on or about *, 2023.

The Sadot Transaction contemplated by the Services Agreement will be terminated unless all of the proposals are approved. The term of the Services Agreement shall commence on the Effective Date and continue until terminated. The Services Agreement will automatically terminate in the event that any of the proposals fail to receive the requisite vote needed to approve such matters. In the event the Services Agreement is terminated, then, at the election of Aggia, Sadot will make a payment to Aggia equal to the net income generated by Sadot from the Closing Date through the date of such termination less any supportable incremental cost that the Company and Sadot would not have incurred that is attributable to Sadot or Aggia will retain the Shares it has received prior to such termination. Further, upon termination, the Company shall sell to Aggia its membership interest in Sadot for a purchase price of $1.00 in total. Your vote is very important. Whether or not you plan to attend the Special Meeting, we request that you vote as soon as possible. Whether or not you expect to be present in person at the meeting, you are requested to vote in accordance with the procedures set forth herein. If you attend the meeting, you may vote by ballot. If you do not attend the meeting, your shares of Common Stock can be voted only when represented by a properly executed proxy.

Any person giving such a proxy has the right to revoke it at any time before it is voted as set forth below. Your most recent proxy card or telephone or Internet proxy is the one that is counted. Your attendance at the Special Meeting by itself will not revoke your proxy unless you give written notice of revocation to the Company before your proxy is voted or you vote at the Special Meeting.

The close of business on *, 2023 has been fixed as the record date for the determination of the Stockholders entitled to vote at the Special Meeting of the Stockholders. As of the record date, * shares of Muscle Maker common stock were outstanding and entitled to be voted at the Special Meeting. Stockholders will be entitled to cast one vote on each issue presented above for each share of Muscle Maker common stock held of record on the record date.

The solicitation of this proxy is made by Muscle Maker. The proxies being solicited hereby are being solicited by the Company. The Company will bear the entire cost of solicitation of proxies including preparation, assembly, printing and mailing of the Notice, the Proxy Statement, the Proxy card and establishment of the Internet site hosting the proxy material. We have engaged Morrow Sodali to assist us in the solicitation of votes described above. We will bear the costs of the fees for the solicitation agent, which includes a fee of $20,000 and a fee of $6.50 per proxy solicitation call with our shareholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of common stock beneficially owned by others to forward to such beneficial owners. Officers and regular employees of the Company may, but without compensation other than their regular compensation, solicit proxies by further mailing or personal conversations, or by telephone, telex, facsimile or electronic means. We will, upon request, reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of stock.

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ABOUT THE SPECIAL MEETING

Q. Why am I receiving these materials?

The Board of Directors (the “Board”) of the Company is soliciting proxies from the Company’s stockholders in connection with the Special Meeting of Stockholders to be held on *, 2023 and any and all adjournments and postponements thereof. You are encouraged to vote on the proposals presented in these proxy materials. You are invited to attend the Special Meeting, but you do not have to attend to vote.

Q. When and where is the Special Meeting?

We will hold the Special Meeting of Stockholders on *, 2023, at 10:00 a.m. (central time) at the *.

Q. Who is entitled to vote at the meeting?

You are entitled to vote (in person or by proxy) if you were a stockholder of record of shares of our common stock at the close of business on *, 2023 (the “Record Date”). On *, 2023 there were * shares of our common stock outstanding and entitled to vote.

Q. What am I being asked to vote on at the meeting?

You will be voting on the following proposals: (i) to approve the Services Agreement and the Sadot Transaction contemplated therein; (ii) To approve an amendment to the Company’s Articles of Incorporation, as amended, to increase the authorized number of shares of our Common Stock from 50,000,000 to 150,000,000; (iii) to approve, for purposes of complying with NASDAQ Listing Rule 5635(b), the issuance of the Shares pursuant to the Services Agreement entered between the Company, Sadot and Aggia representing more than 20% of our common stock outstanding, which would result in a “change of control” of the Company under applicable Nasdaq listing rules; (iv) to approve, for purposes of complying with NASDAQ Listing Rule 5635(c), the issuance of up to 14,424,275 Shares of Common Stock to Aggia pursuant to the Services Agreement and subject to achieving net income thresholds; (v) to approve the right of Aggia to nominate up to eight directors to the Board of Directors subject to achieving net income thresholds as set forth in the Services Agreement and (vi) to approve the 2023 Equity Stock Incentive Plan. In addition, the proxies will be authorized to vote on such other business that may properly come before the Special Meeting, including any adjournment thereof.

Q. How do I vote?

We recommend that stockholders vote by proxy even if they plan to attend the Special Meeting and vote electronically. If you are a stockholder of record, there are four ways to vote by proxy:

●	by Telephone—You can vote by telephone by calling * following the instructions on the proxy card;
●	by Internet-You can vote over the Internet at www.proxyvote.com and follow the instructions set forth on the internet site or scan the QR code with your smartphone. Have your proxy card available when you access the web page;
●	by Mail-You can vote by mail by signing, dating and mailing the proxy card, which you may have received by mail; or
●	In Person - You may attend and vote at the Special Meeting. The Company will give you a ballot when you arrive. You must bring valid photo identification such as your driver’s license or passport and may be requested to provide proof of stock ownership as of the record date.

Internet voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 p.m., Central Time, on *, 2023.

If your shares are held in the name of a bank, broker or other holder of record, you will receive instructions on how to vote from the bank, broker or holder of record. You must follow the instructions of such bank, broker or holder of record in order for your shares to be voted.

Q. What if I want to change my vote?

Whether you have voted by Internet, telephone or mail, if you are a stockholder of record, you may change your vote and revoke your proxy by:

●	sending a written statement to that effect to the attention of our Secretary at our corporate offices, provided such statement is received no later than *, 2023;
●	by telephone by dialing 1-800-690-6903 using a touchtone telephone and following the recorded instructions;
●	voting again by Internet at a later time before the closing of those voting facilities at 11:59 p.m., Central time, on *, 2023;
●	submitting a properly signed proxy card with a later date that is received no later than *, 2023; or
●	attending the Annual Meeting, revoke your proxy and voting again.

If you hold shares in street name, you may submit new voting instructions by contacting your bank, broker or other nominee. You may also change your vote or revoke your proxy at the Special Meeting if you obtain a signed proxy from the record holder (broker, bank or other nominee) giving you the right to vote the shares.

Your most recent proxy card or telephone or Internet proxy is the one that is counted. Your attendance at the Special Meeting by itself will not revoke your proxy unless you give written notice of revocation to the Company before your proxy is voted or you vote at the Special Meeting.

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Q. What vote of the stockholders is required to approve the Proposals?

Proposal 2 will be approved if a quorum is present and a majority of shares of the common stock outstanding as of the Record Date are cast in favor of the proposal. Proposals 1, 3, 4, 5 and 6 will be approved if a quorum is present and a majority of the votes cast by holders present in person or represented by proxy are cast in favor of the applicable proposal.

Q. What do I do if my shares of common stock are held in “street name” at a bank or brokerage firm?

If your shares are held in an account at a brokerage firm, bank, broker-dealer, trust or other similar organization, like the vast majority of our stockholders, you are considered the beneficial owner of shares held in street name, and the Notice was forwarded to you by that organization. As the beneficial owner, you have the right to direct your broker, bank, trustee or nominee how to vote your shares and you are also invited to attend the Special Meeting.

Q. What are abstentions and broker non-votes?

While the inspector of elections will treat shares represented by proxies that reflect abstentions or include “broker non-votes” as shares that are present and entitled to vote for purposes of determining the presence of a quorum, abstentions or “broker non-votes” do not constitute a vote “for” or “against” any matter and thus will be disregarded in any calculation of “votes cast.” However, abstentions and “broker non-votes” will have the effect of a negative vote if an item requires the approval of a majority of a quorum or of a specified proportion of all issued and outstanding shares.

Brokers holding shares of record for customers generally are not entitled to vote on “non-routine” matters, unless they receive voting instructions from their customers. As used herein, “uninstructed shares” means shares held by a broker who has not received voting instructions from its customers on a proposal. A “broker non-vote” occurs when a nominee holding uninstructed shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that non-routine matter. Under New York Stock Exchange (“NYSE”) rules, if your shares are held by a member organization, as that term is defined under NYSE rules, responsibility for making a final determination as to whether a specific proposal constitutes a routine or non-routine matter rests with that organization, or third parties acting on its behalf.

Q. What do I need to do if I plan to attend the meeting in person?

All stockholders must present a form of personal identification in order to be admitted to the meeting. If your shares are held in the name of a bank, broker or other holder of record, you also must present proof of your ownership, such as a bank or brokerage account statement, to be admitted to the meeting.

Q. How does the Board recommend that I vote?

The Board recommends that you vote FOR each of the proposals contained herein.

Q. Why is the board recommending approval of each of the proposals?

After evaluating the Sadot Transaction contemplated by the Services Agreement management of the Company believed it is advisable and in the best interests of the Company and recommended the Sadot Transaction to the Board. Based upon the recommendation of management, the Board approved the Sadot Transaction and the Services Agreement and the transaction contemplated thereunder, declared each of the foregoing advisable and in the best interests of the Company and determined to submit it to the stockholders of the Company. The board recommends that the stockholders vote “FOR” each of the proposals set forth in this proxy statement. In making this recommendation, the board considered a number of factors, including the following:

●	The goal of creating additional shareholder value.
●	The potential financial impact to the Company.
●	Resource requirements to execute new diversification strategy.
●	Risks associated with food commodity trading, farming, sourcing and other aspects of the transaction.

Q. What happens if stockholders do not approve any of the proposals?

The Sadot Transaction contemplated by the Services Agreement will be terminated unless all of the proposals are approved. The term of the Services Agreement shall commence on the Effective Date and continue until terminated. The Services Agreement will automatically terminate in the event that the any of the proposals fail to receive the requisite vote needed to approve such matters. In the event the Services Agreement is terminated, then, at the election of Aggia, Sadot will make a payment to Aggia equal to the net income generated by Sadot from the Closing Date through the date of such termination less any supportable incremental cost that the Company and Sadot would not have incurred that is attributable to Sadot or Aggia will retain the Shares it has received prior to such termination. Further, upon termination, the Company shall sell to Aggia its membership interest in Sadot for a purchase price of $1.00 in total.

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BACKGROUND AND OVERVIEW

Background of the Transaction

On October 19, 2022, Muscle Maker formed Sadot, a Delaware limited liability company and a wholly owned subsidiary of the Company (“Sadot”). On the Effective Date, the Company, Sadot and Aggia entered into the Services Agreement whereby Sadot engaged Aggia to provide certain advisory services to Sadot for creating, acquiring and managing Sadot’s business of wholesaling food and engaging in the purchase and sale of physical food commodities. The closing date of the Services Agreement was November 16, 2022. The parties entered into Addendum 1 on November 17, 2022.

As consideration for Aggia providing the services to Sadot, the Company agreed to issue shares of Common Stock of the Company to Aggia subject to Sadot generating net income measured on a quarterly basis at the Per Share Price or $1.5625, subject to equitable adjustments for any combinations or splits of the Common Stock occurring following the Effective Dat. Upon Sadot generating net income for any fiscal quarter, the Company shall issue Aggia Shares equal to the net income for such fiscal quarter divided by the Per Share Price. The Company may only issue authorized, unreserved Shares of Common Stock. The Company will not issue Aggia in excess of the Shares Cap representing 49.999% of the number of issued and outstanding shares of Common Stock as of the Effective Date. Further, once Aggia has been issued a number of Shares constituting 19.99% of the issued and outstanding shares of Common Stock of the Company, no additional Shares shall be issued to Aggia unless and until this transaction has been approved by the shareholders of the Company. In the event that the Shares Cap has been reached, then the remaining portion of the net income, if any, not issued as Shares shall accrue as the Debt until such Debt has reached the Debt Cap. The Company shall determine Sadot’s net income or net loss, as applicable, on a quarterly basis. Aggia will have ten days to object to such determination in writing. In the event the parties are unable to resolve any dispute, then such dispute will be resolved through arbitration. The Debt shall be represented by one or more promissory notes of Sadot issued to Aggia. Such promissory note or notes will be non-interest bearing and will be due and payable seven years from issuance. All positive net income shall remain in Sadot for further investment into the Sadot business, provided, however, that such net income as required to repay the Debt pursuant to the terms of the Debt shall be utilized by Sadot for such purposes. After Sadot has generated $9.9 million in net income, the costs incurred by Aggia for the engagement of all employees or consultants of Aggia hired for running the business of Sadot as well as any travel expenses or other expenses incurred for such work shall be reimbursed to Aggia by Sadot to the extent then accrued and shall be reimbursed thereafter.

Subject to the below net income thresholds, Aggia will have the right to nominate the Designated Directors to the Board, seven of which will meet the independence requirements of the NASDAQ Capital Market and the Company will take such actions as reasonably required to name the directors which Aggia has the right to nominate to the Board. Pursuant to the terms of the Services Agreement, Aggia agreed to nominate Benjamin Petel as the Initial Director. As it was not feasible for Aggia to nominate Mr. Petel at the Closing, pursuant to the terms of Addendum 1, the parties agreed that Mr. Petel will be deemed to be the Initial Director and the “Managing Member Representative” for all purposes of the Services Agreement until such time as the parties mutually agree that it is feasible for Aggia to nominate Mr. Petel as the Initial Director. Other than as set forth in Addendum 1, the Services Agreement remains in full force and effect. Upon Sadot generating an initial $3.3 million in net income, Aggia shall nominate two additional persons as directors of the Board. Upon Sadot generating a total of $6.6 million in net income, Aggia shall nominate two additional persons as directors of the Board. Upon Sadot generating a total of $9.9 million in net income, Aggia shall nominate three additional persons as directors of the Board. All candidates as Designated Directors will be subject to the reasonable acceptance of the Board and appropriate background checks

The term of the Services Agreement shall commence on the Effective Date and continue until terminated by joint written agreement of Aggia and the Company, automatically in the event that the Shareholder Matters fail to receive the requisite vote needed to approve such matters and by the Company at any time prior to the date that Sadot has generated $9.9 million in net income if Sadot has failed to generate net income for three consecutive quarters during the two years following the formation of Sadot or the accrued amount of Debt has not reached the Debt Cap during the two years following the formation of Sadot. In the event the Services Agreement is terminated, then, at the election of Aggia, Sadot will make a payment to Aggia equal to the net income generated by Sadot from the Closing Date through the date of such termination less any supportable incremental cost that the Company and Sadot would not have incurred that is attributable to Sadot or Aggia will retain the Shares it has received prior to such termination. Further, upon termination, the Company shall sell to Aggia its membership interest in Sadot for a purchase price of $1.00 in total

On November 16, 2022, the Company entered into the Operating Agreement for Sadot pursuant to which the Company, as the sole member of Sadot, appointed itself as the managing member. The Initial Director acts as the managing member representative who shall have the right to make any decisions for the Company with respect to Sadot subject to Sadot’s protocol for managing its business. The Initial Director may be terminated as managing member representative at any time and shall be automatically terminated in the event the Initial Director no longer serves as a director of the Company.

The terms of this transaction require us to submit certain matters for stockholder approval in accordance with applicable Nasdaq listing rules, as well as for other corporate law purposes. The notice of special meeting, proxy statement and proxy card accompanying this letter describe in detail this transaction and the matters to be acted upon at the meeting. We urge you to read these materials carefully.

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Approval of the Sadot Transaction and the Services Agreement

The stockholders of the Company are being asked to approve the Services Agreement and the transaction contemplated thereunder. For a detailed discussion of the terms and conditions of the foregoing agreement, including the transaction contemplated thereunder, see the section entitled “Background of The Transaction.” A copy of each of the Services Agreement is attached to this proxy statement as Annex A. In addition, we have attached a copy of the Limited Liability Company Operating Agreement for Sadot LLC, our wholly owned subsidiary.

Approval of an Amendment to the Articles of Incorporation, as amended, to Increase the Authorized Shares

Our current Articles of Incorporation, as amended, authorizes us to issue up to 50 million shares of our common stock. As a result, we do not have sufficient authorized but unissued shares for Nevada corporate law purposes to issue common shares when earned by Aggia pursuant to the Services Agreement as described above. We agreed with Aggia, as a condition to closing, to seek stockholder approval of an amendment to our Articles of Incorporation, as amended, to increase the authorized shares to 150 million, which is being sought with Proposal No. 2.

Approval as Required Pursuant to Nasdaq Listing Rules

Change of Control Rule. Under Nasdaq Listing Rule 5635(b), prior stockholder approval is required for issuances of securities that will result in a “change of control” of the issuer (the “Nasdaq Change of Control Rule”). Nasdaq may deem a change of control to occur when, as a result of an issuance, an investor or a group would own, or have the right to acquire, 20% or more of the outstanding shares of common stock or voting power and such ownership or voting power would be the largest ownership position of the issuer. Currently, the Services Agreement entered with Aggia contains a provision that restricts the amount of shares of common stock to be issued to Aggia to not exceed 19.99% of the outstanding shares of common stock as of such applicable date and accordingly their beneficial ownership cannot exceed that percentage. In order for shares of common stock to be fully issued as contemplated by the Services Agreement stockholder approval is required because, for purposes of the Nasdaq Change of Control Rule, the resulting ownership of our common stock for Aggia could potentially represent 49.999% of all outstanding shares of common stock as of the closing date.

We seek your approval of Proposal No. 3 in order to satisfy the requirements of the Nasdaq Change of Control Rule with respect to the issuance of all of the Shares pursuant to the Services Agreement entered with Aggia.

Compensation. Our Common Stock is listed on the NASDAQ Capital Market and, as such, we are subject to the NASDAQ Stock Market Rules. NASDAQ Listing Rule 5635(c) requires shareholder approval for certain equity compensation arrangements involving the issuance of common stock by a company to its officers, directors, employees, or consultants (the “Nasdaq Compensation Rule”). Consequently, in order to comply with NASDAQ Listing Rule 5635(c) and to satisfy the closing conditions under the Services Agreement, we are seeking shareholder approval of the issuance of shares of Common Stock to Aggia, a consultant to Sadot LLC, our wholly owned subsidiary.

We seek your approval of Proposal No. 4 in order to satisfy the requirements of the Nasdaq Compensation Rule with respect to the issuance of all of the Shares pursuant to the Services Agreement entered with Aggia.

Change in the Board of Directors

The Company’s existing Bylaws provides that the number of directors shall be fixed as the Board of Directors may from time to time designate. Pursuant to the Services Agreement, subject to the below net income thresholds, Aggia will have the right to nominate the Designated Directors to the Board, seven of which will meet the independence requirements of the NASDAQ Capital Market and the Company will take such actions as reasonably required to name the directors which Aggia has the right to nominate to the Board. Pursuant to the terms of the Services Agreement, Aggia nominated Benjamin Petel as the Initial Director. As it was not feasible for Aggia to nominate Mr. Petel at the Closing, pursuant to the terms of Addendum 1, the parties agreed that Mr. Petel will be deemed to be the Initial Director and the “Managing Member Representative” for all purposes of the Services Agreement until such time as the parties mutually agree that it is feasible for Aggia to nominate Mr. Petel as the Initial Director. Mr. Petel was appointed to the Board on December 27, 2022. Other than as set forth in Addendum 1, the Services Agreement remains in full force and effect.

Upon Sadot generating an initial $3.3 million in net income, Aggia shall nominate two additional persons as directors of the Board. Upon Sadot generating a total of $6.6 million in net income, Aggia shall nominate two additional persons as directors of the Board. Upon Sadot generating a total of $9.9 million in net income, Aggia shall nominate three additional persons as directors of the Board. All candidates as Designated Directors will be subject to the reasonable acceptance of the Board and appropriate background checks.

We are seeking shareholder approval of Proposal No. 5 regarding the Services Agreement providing Aggia with the right to nominate the Designated Directors subject to the net income thresholds.

Approval of the 2023 Equity Incentive Plan

Separately, in a matter unrelated to the Services Agreement or the Sadot transaction, we are asking our stockholders to approve our 2023 Equity Incentive Plan. On December 29, 2022, our Board approved the Equity Incentive Plan, subject to stockholder approval. When our stockholders approve the 2023 Equity Incentive Plan, we will be able to issue approximately an additional 2,500,000 shares above the number of shares already subject to outstanding equity awards to employees.

Effect of the Vote

Upon approval of the proposals described in this proxy statement, we will be able to issue the Shares to Aggia when earned and we will be able to fully reserve the Shares issuable to Aggia pursuant to the Services Agreement.

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PROPOSAL NO. 1

APPROVAL of THe SERVICES AGREEMENT PROPOSAL AND THE SADOT TRANSACTION

The stockholders of the Company are being asked to approve the Services Agreement and the Sadot Transaction. For a detailed discussion of the terms and conditions of the Services Agreement and the Sadot Transaction see the section entitled “Background of The Transaction.” A copy of each of the Services Agreement is attached to this proxy statement as Annex A. In addition, we have attached a copy of the Operating Agreement for Sadot LLC, our wholly owned subsidiary, as Annex C.

After evaluating the transaction, the Board of Directors determined that the Services Agreement and the Sadot Transaction are advisable and in the best interests of the Company and recommended the transaction.

The Sadot Transaction contemplated by the Services Agreement will be terminated unless all of the proposals are approved. The term of the Services Agreement shall commence on the Effective Date and continue until terminated. The Services Agreement will automatically terminate in the event that the any of the proposals fail to receive the requisite vote needed to approve such matters. In the event the Services Agreement is terminated, then, at the election of Aggia, Sadot will make a payment to Aggia equal to the net income generated by Sadot from the Closing Date through the date of such termination less any supportable incremental cost that the Company and Sadot would not have incurred that is attributable to Sadot or Aggia will retain the Shares it has received prior to such termination. Further, upon termination, the Company shall sell to Aggia its membership interest in Sadot for a purchase price of $1.00 in total.

The approval of Services Agreement and the Sadot Transaction requires the affirmative vote of a majority of the total votes cast on the proposal at the special meeting, either in person or by proxy.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” PROPOSAL NO. 1.

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PROPOSAL NO. 2

APPROVAL OF AMENDMENT TO THE COMPANY’S

ARTICLES OF INCORPORATION, AS AMENDED,

TO INCREASE THE AUTHORIZED COMMON STOCK FROM 50,000,000 TO 150,000,000

We are seeking approval to amend the Articles of Incorporation, as amended, to increase the authorized number of shares of our Common Stock from 50,000,000 to 150,000,000. The form of the Certificate of Amendment to the Articles of Incorporation is attached to this Proxy Statement as Annex D. The discussion herein is qualified in its entirety by the full text of such amendment, which is incorporated herein by reference.

We currently have 50 million shares of authorized common stock. As of the Record Date, there were approximately * million shares of Common Stock issued and outstanding. In addition, as of the Record Date, there were * million shares of Common Stock reserved for issuance upon exercise of or conversion of outstanding warrants and * million shares of Common Stock reserved for issuance upon exercise of outstanding stock options. Based on the number of outstanding and reserved shares of Common Stock described above, we have approximately * shares of Common Stock remaining available for issuance as of the Record Date. In addition, an aggregate of 14,424,275 Shares are issuable to Aggia pursuant to the Services Agreement.

Our Board of Directors believes that the increase in authorized shares of Common Stock is critical to our ongoing efforts to raise capital to fund our operations as well as to issue the Shares to Aggia pursuant to the Services Agreement. Even with our current cash balances, we may still need to raise additional capital and may elect to do so through the issuance of equity or equity-linked securities. Without an increase in the authorized shares of Common Stock, we would be unable to do so. With the increase, we will have sufficient authorized but unissued shares from which to issue additional shares of Common Stock, or securities convertible or exercisable into shares of common stock, in equity financing transactions. In addition, we believe we may need to seek approval of additional shares of Common Stock for awards to employees under future equity incentive plans, which will be subject to stockholder approval.

For these reasons, we are seeking stockholder approval to amend Article III of our Articles of Incorporation, as amended, to increase the number of authorized shares of common stock of the Company from 50 million shares to 150 million shares.

In considering the number of authorized shares of Common Stock the Board is requesting the stockholders approve, it took into account various factors, including the number of shares that need to be reserved for exercise of outstanding warrants and convertible securities including the 14,424,275 shares of Common Stock that may be issued to Aggia pursuant to the Services Agreement, the number of shares issuable upon exercise of all stock options and other equity awards outstanding and any shares that the Company may request to be included in equity incentive plans that may be implemented in the future, subject to required stockholder approval. In addition, the Company will reserve for the potential issuance of the 14,424,275 Shares Aggia pursuant to the Services Agreement.

If approved by our stockholders, the additional authorized shares of Common Stock would be available for issuance for any proper corporate purpose as determined by our Board of Directors without further approval by the stockholders, except as required by law, the Listing Rules of the Nasdaq Capital Market or the rules of any other national securities exchange on which our shares of Common Stock are listed.

The additional shares of Common Stock to be authorized will have rights identical to our currently outstanding Common Stock. The proposed amendment will not affect the par value of the common stock, which will remain at $0.0001 per share. Under our Articles of Incorporation, as amended, our stockholders do not have preemptive rights to subscribe to additional securities that we may issue; in other words, current holders of Common Stock do not have a prior right to purchase any new issue of our capital stock to maintain their proportionate ownership of Common Stock. If we issue additional shares of Common Stock or other securities convertible into Common Stock in the future, it will dilute the voting rights of existing holders of Common Stock and will also dilute earnings per share and book value per share.

The proposed amendment to our Articles of Incorporation, as amended, to increase the number of our authorized shares of common stock could, under certain circumstances, have an anti-takeover effect, although this is not the intent of the Board of Directors. For example, it may be possible for the Board of Directors to delay or impede a takeover or transfer of control of the Company by causing such additional authorized shares to be issued to holders who might side with the Board of Directors in opposing a takeover bid that the Board of Directors determines is not in the best interests of the Company and its stockholders. The amendment to our Articles of Incorporation, as amended, therefore may have the effect of discouraging unsolicited takeover attempts. By potentially discouraging initiation of any such unsolicited takeover attempt, the proposed amendment may limit the opportunity for our stockholders to dispose of their shares at the higher price generally available in takeover attempts or that may be available under a merger proposal. The proposed amendment may have the effect of permitting our current management, including the current Board of Directors, to retain its position, and place it in a better position to resist changes that stockholders may wish to make if they are dissatisfied with the conduct of the Company’s business. The Board of Directors, however, is not aware of any attempt to take control of the Company and the Board of Directors has not presented this proposal with the intent that it be utilized as a type of anti-takeover device.

Under the Nevada Revised Statutes, stockholders will not be entitled to appraisal rights with respect to the proposed amendment to our Articles of Incorporation, as amended, to increase the number of our authorized shares of common stock, and we do not intend to independently provide stockholders with any such right.

The affirmative vote of the holders of a majority of the shares of the Company’s Common Stock issued and outstanding and entitled to vote is required to approve the amendment of our Articles of Incorporation to increase the number of authorized shares of common stock from 50 million to 150 million.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” PROPOSAL NO. 2.

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PROPOSAL NO. 3

APPROVAL OF THE ISSUANCE OF UP TO 14,424,275 SHARES OF COMMON STOCK TO AGGIA PURSUANT TO THE SERVICES AGREEMENT REPRESENTING MORE THAN 20% OF OUR COMMON STOCK OUTSTANDING, WHICH WOULD RESULT IN A “CHANGE OF CONTROL” OF THE COMPANY UNDER APPLICABLE NASDAQ LISTING RULES

As noted above, our Common Stock is listed on the Nasdaq Capital Market and, therefore, we are subject to the Nasdaq Listing Rules. Under the Nasdaq Change of Control Rule, prior stockholder approval is required for issuances of securities that will result in a “change of control” of the issuer. Nasdaq may deem a change of control to occur when, as a result of an issuance, an investor or a group would own, or have the right to acquire, 20% or more of the outstanding shares of common stock or voting power and such ownership or voting power would be the largest ownership position of the issuer. In order for the 14,424,275 Shares of Common Stock to be issued to Aggia pursuant to the Services Agreement, stockholder approval is required because, for purposes of the Nasdaq Change of Control Rule, the resulting ownership of our Common Stock for Aggia, if the Shares of Common Stock are fully issued, will represent approximately 49.999% of all outstanding Shares of Common Stock as of the Record Date.

The Board of Directors believes it is in the best interest of the Company to allow for the issuance of the full 14,424,275 Shares of Common Stock as the shares of Common Stock are only issued in the event that Sadot, the Company’s wholly owned subsidiary, generates net income, which will be beneficial for the Company.

The approval of the change of control under Nasdaq Listing Rules resulting from the issuances of the Shares of Common Stock to Aggia pursuant to the Services Agreement and the transactions contemplated thereby requires the affirmative vote of a majority of the total votes cast on the proposal at the special meeting, either in person or by proxy.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” PROPOSAL 3.

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PROPOSAL NO. 4

APPROVAL, FOR PURPOSES OF COMPLYING WITH NASDAQ LISTING RULE 5635(C), OF THE ISSUANCE OF UP TO 14,424,275 SHARES OF COMMON STOCK TO AGGIA PURSUANT TO THE SERVICES AGREEMENT

Our Common Stock is listed on the NASDAQ Capital Market and, as such, we are subject to the NASDAQ Stock Market Rules. NASDAQ Listing Rule 5635(c) requires shareholder approval for certain equity compensation arrangements involving the issuance of common stock by a company to its officers, directors, employees, or consultants.

Consequently, in order to comply with NASDAQ Listing Rule 5635(c) and to satisfy the closing conditions under the Services Agreement, we are seeking shareholder approval of the issuance of shares of Common Stock to Aggia, a consultant to Sadot LLC, our wholly owned subsidiary.

Assuming shareholder approval of the shares of common stock to Aggia is obtained, up to 14,424,275 shares of additional common stock may become issued and outstanding, which will have the effect of diluting our existing shareholders. Any additional equity, convertible debt or other financings in the future could result in further dilution to our existing shareholders. Additionally, sales in the public market of the shares of Common Stock issued to Aggia or the perception that such sales could occur, could adversely affect the prevailing market price of our Common Stock and impair our ability to raise funds in additional stock financings. Holders of the Company’s Common Stock are not entitled to preemptive rights with respect to any issuance of additional Common Stock.

The approval, for purposes of complying with NASDAQ Listing Rule 5635(c), of the issuance of up to 14,424,275 Shares of Common Stock to Aggia pursuant to the Services Agreement and the transactions contemplated thereby requires the affirmative vote of a majority of the total votes cast on the proposal at the special meeting, either in person or by proxy.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” PROPOSAL 4.

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PROPOSAL NO. 5

APPROVAL OF THE RIGHT OF AGGIA TO NOMINATE UP TO EIGHT DIRECTORS SUBJECT TO ACHIEVING NET INCOME THRESHOLDS AS PROVIDED FOR IN THE SERVICES AGREEMENT

The Company’s existing Bylaws provides that the number of directors shall be fixed as the Board of Directors may from time to time designate. Pursuant to the Services Agreement, subject to the below net income thresholds, Aggia will have the right to nominate the Designated Directors to the Board, seven of which will meet the independence requirements of the NASDAQ Capital Market and the Company will take such actions as reasonably required to name the Designated Directors which Aggia has the right to nominate to the Board. Pursuant to the terms of the Services Agreement, Aggia nominated Benjamin Petel as the initial Designated Director (the “Initial Director”). As it was not feasible for Aggia to nominate Mr. Petel at the Closing, pursuant to the terms of Addendum 1, the parties agreed that Mr. Petel will be deemed to be the Initial Director and the “Managing Member Representative” for all purposes of the Services Agreement until such time as the parties mutually agree that it is feasible for Aggia to nominate Mr. Petel as the Initial Director. Mr. Petel was appointed to the Board on December 27, 2022. Other than as set forth in Addendum 1, the Services Agreement remains in full force and effect.

Upon Sadot generating an initial $3.3 million in net income, Aggia shall nominate two additional persons as directors of the Board. Upon Sadot generating a total of $6.6 million in net income, Aggia shall nominate two additional persons as directors of the Board. Upon Sadot generating a total of $9.9 million in net income, Aggia shall nominate three additional persons as directors of the Board. All candidates as Designated Directors will be subject to the reasonable acceptance of the Board and appropriate background checks.

We are seeking shareholder approval of the right of Aggia to nominate the Designated Directors subject to achieving net income thresholds as set forth in the Services Agreement.

This proposal is conditioned on the approval of the Proposal Nos. 1, 2, 3 and 4 at the Special Meeting.

Approval of Proposal No. 5 requires the affirmative vote of a majority of the total votes cast on the proposal at the special meeting, either in person or by proxy.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” PROPOSAL NO. 5.

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PROPOSAL 6

APPROVAL OF THE 2023 EQUITY INCENTIVE PLAN

We are asking our stockholders to approve our 2023 Equity Incentive Plan (the “2023 Plan”). On December 29, 2022, our Board approved the Plan, subject to stockholder approval.

If approved by stockholders, the Plan will supplement all of our outstanding equity incentive plans. To date, we have issued an aggregate of 188,524 shares of common stock to our management team and Board of Directors under the 2019 Equity Incentive Plan, 267,690 shares of common stock to our management team and Board of Directors under the 2020 Equity Incentive Plan and 625,120 shares of common stock to our management team, consultants and Board of Directors under the 2021 Equity Incentive Plan. Specifically, the Plan will supplement our existing plans.

When our stockholders approve the Plan, we will be able to issue approximately an additional 2,500,000 shares above the number of shares already subject to outstanding equity awards to employees. Upon adoption of the 2023 Plan, we will no longer issue grants under the existing plans, but the existing grants to our management team and Board of Directors will continue to remain outstanding.

The purpose of the Plan is to attract and retain key personnel and to provide a means for directors, officers, managers, employees, consultants and advisors to acquire and maintain an interest in the Company, which interest may be measured by reference to the value of its common stock.

Grants of stock options to our named executive officers and our directors are made from our 2021 Plan. In 2031, the 2021 Plan will expire and we will not be able to issue equity to our named executive officers or our directors unless our stockholders approve a new stock plan. While we could increase cash compensation if we are unable to grant equity incentives, we anticipate that we will have difficulty attracting, retaining, and motivating our named executive officers and our directors if we are unable to make equity grants to them. Stock options are a more effective executive compensation vehicle than cash at a growth-oriented, entrepreneurial company because they deliver high potential value with a smaller impact on current income and cash flow. Therefore, we are asking our stockholders to approve the Plan.

If approved by the Company’s stockholders, the Plan will be effective as of the date the stockholders approved the Plan. Capitalized terms used but not defined in this proposal shall have the meaning ascribed to them in the Plan document. The following description is qualified in its entirety by reference to the Plan document, a copy of which is attached as Annex E.

Administration

The Company’s Board of Directors or a committee appointed by the Board (the “Committee”) will administer the Plan. The Committee will have the authority, without limitation (i) to designate Participants to receive Awards, (ii) determine the types of Awards to be granted to Participants, (iii) determine the number of shares of common stock to be covered by Awards, (iv) determine the terms and conditions of any Awards granted under the Plan, (v) determine to what extent and under what circumstances Awards may be settled in cash, shares of common stock, other securities, other Awards or other property, or canceled, forfeited or suspended, (vi) determine whether, to what extent, and under what circumstances the delivery of cash, Common Stock, other securities, other Awards or other property and other amounts payable with respect to an Award shall be made; (vii) interpret, administer, reconcile any inconsistency in, settle any controversy regarding, correct any defect in and/or complete any omission in this Plan and any instrument or agreement relating to, or Award granted under, this Plan; (viii) establish, amend, suspend, or waive any rules and regulations and appoint such agents as the Committee shall deem appropriate for the proper administration of this Plan; (ix) accelerate the vesting or exercisability of, payment for or lapse of restrictions on, Awards; (x) reprice existing Awards with shareholder approval or to grant Awards in connection with or in consideration of the cancellation of an outstanding Award with a higher price; and (xi) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of this Plan. The Committee will have full discretion to administer and interpret the Plan and to adopt such rules, regulations and procedures as it deems necessary or advisable and to determine, among other things, the time or times at which the awards may be exercised and whether and under what circumstances an award may be exercised.

Eligibility

Employees, directors, officers, advisors and consultants of the Company or its affiliates are eligible to participate in the Plan and are referred to as “Participants”. The Committee has the sole and complete authority to determine who will be granted an Award under the Plan, however, it may delegate such authority to one or more officers of the Company under the circumstances set forth in the Plan.

Number of Shares Authorized

Up to approximately 2,500,000 shares of common stock may be issued pursuant to awards granted under the Plan.

If an Award is forfeited, canceled, or if any Option terminates, expires or lapses without being exercised, the Common Stock subject to such Award will again be made available for future grant. However, shares that are used to pay the exercise price of an Option or that are withheld to satisfy the Participant’s tax withholding obligation will not be available for re-grant under the Plan.

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If there is any change in the Company’s corporate capitalization or structure, the Committee in its sole discretion may make substitutions or adjustments to the number of shares of common stock reserved for issuance under the Plan, the number of shares covered by Awards then outstanding under the Plan, the limitations on Awards under the Plan, the exercise price of outstanding Options and such other equitable substitution or adjustments as it may determine appropriate.

The Plan will have a term of ten years and no further Awards may be granted under the Plan after that date.

Awards Available for Grant

The Committee may grant Awards of Non-Qualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock Awards, Restricted Stock Units, Stock Bonus Awards, Performance Compensation Awards (including cash bonus awards) or any combination of the foregoing. Notwithstanding, the Committee may not grant to any one person in any one calendar year Awards (i) for more than 50% of the Available Shares in the aggregate or (ii) payable in cash in an amount exceeding $10,000,000 in the aggregate.

Options

The Committee will be authorized to grant Options to purchase Common Stock that are either “qualified,” meaning they are intended to satisfy the requirements of Code Section 422 for Incentive Stock Options, or “non-qualified,” meaning they are not intended to satisfy the requirements of Section 422 of the Code. Options granted under the Plan will be subject to the terms and conditions established by the Committee. Under the terms of the Plan, unless the Committee determines otherwise in the case of an Option substituted for another Option in connection with a corporate transaction, the exercise price of the Options will not be less than the fair market value (as determined under the Plan) of the shares of common stock on the date of grant. Options granted under the Plan will be subject to such terms, including the exercise price and the conditions and timing of exercise, as may be determined by the Committee and specified in the applicable award agreement. The maximum term of an Option granted under the Plan will be ten years from the date of grant (or five years in the case of an Incentive Stock Option granted to a 10% stockholder). Payment in respect of the exercise of an Option may be made in cash or by check, by surrender of unrestricted shares of Common Stock (at their fair market value on the date of exercise) that have been held by the participant for any period deemed necessary by the Company’s accountants to avoid an additional compensation charge or have been purchased on the open market, or the Committee may, in its discretion and to the extent permitted by law, allow such payment to be made through a broker-assisted cashless exercise mechanism, a net exercise method, or by such other method as the Committee may determine to be appropriate.

Stock Appreciation Rights

The Committee will be authorized to award Stock Appreciation Rights (or SARs) under the Plan. SARs will be subject to such terms and conditions as established by the Committee. A SAR is a contractual right that allows a participant to receive, either in the form of cash, shares or any combination of cash and shares, the appreciation, if any, in the value of a share over a certain period of time. A SAR granted under the Plan may be granted in tandem with an option and SARs may also be awarded to a participant independent of the grant of an Option. SARs granted in connection with an Option shall be subject to terms similar to the Option which corresponds to such SARs. SARs shall be subject to terms established by the Committee and reflected in the award agreement.

Restricted Stock

The Committee will be authorized to award Restricted Stock under the Plan. Unless otherwise provided by the Committee and specified in an award agreement, restrictions on Restricted Stock will lapse after three years of service with the Company. The Committee will determine the terms of such Restricted Stock awards. Restricted Stock are shares of common stock that generally are non-transferable and subject to other restrictions determined by the Committee for a specified period. Unless the Committee determines otherwise or specifies otherwise in an award agreement, if the participant terminates employment or services during the restricted period, then any unvested restricted stock will be forfeited.

Restricted Stock Unit Awards

The Committee will be authorized to award Restricted Stock Unit awards. Unless otherwise provided by the Committee and specified in an award agreement, Restricted Stock Units will vest after three years of service with the Company. The Committee will determine the terms of such Restricted Stock Units. Unless the Committee determines otherwise or specifies otherwise in an award agreement, if the participant terminates employment or services during the period of time over which all or a portion of the units are to be earned, then any unvested units will be forfeited. At the election of the Committee, the participant will receive a number of shares of common stock equal to the number of units earned or an amount in cash equal to the fair market value of that number of shares at the expiration of the period over which the units are to be earned or at a later date selected by the Committee.

Stock Bonus Awards

The Committee will be authorized to grant Awards of unrestricted shares of common stock or other Awards denominated in shares of common stock, either alone or in tandem with other Awards, under such terms and conditions as the Committee may determine.

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Performance Compensation Awards

The Committee will be authorized to grant any Award under the Plan in the form of a Performance Compensation Award exempt from the requirements of Section 162(m) of the Code by conditioning the vesting of the Award on the attainment of specific performance criteria of the Company and/or one or more Affiliates, divisions or operational units, or any combination thereof, as determined by the Committee. The Committee will select the performance criteria based on one or more of the following factors: (i) revenue; (ii) sales; (iii) profit (net profit, gross profit, operating profit, economic profit, profit margins or other corporate profit measures); (iv) earnings (EBIT, EBITDA, earnings per share, or other corporate profit measures); (v) net income (before or after taxes, operating income or other income measures); (vi) cash (cash flow, cash generation or other cash measures); (vii) stock price or performance; (viii) total stockholder return (stock price appreciation plus reinvested dividends divided by beginning share price); (ix) economic value added; (x) return measures (including, but not limited to, return on assets, capital, equity, investments or sales, and cash flow return on assets, capital, equity, or sales); (xi) market share; (xii) improvements in capital structure; (xiii) expenses (expense management, expense ratio, expense efficiency ratios or other expense measures); (xiv) business expansion or consolidation (acquisitions and divestitures); (xv) internal rate of return or increase in net present value; (xvi) working capital targets relating to inventory and/or accounts receivable; (xvii) inventory management; (xviii) service or product delivery or quality; (xix) customer satisfaction; (xx) employee retention; (xxi) safety standards; (xxii) productivity measures; (xxiii) cost reduction measures; and/or (xxiv) strategic plan development and implementation.

Transferability

Each Award may be exercised during the Participant’s lifetime only by the Participant or, if permissible under applicable law, by the Participant’s guardian or legal representative and may not be otherwise transferred or encumbered by a Participant other than by will or by the laws of descent and distribution. The Committee, however, may permit Awards (other than Incentive Stock Options) to be transferred to family members, a trust for the benefit of such family members, a partnership or limited liability company whose partners or stockholders are the Participant and his or her family members or anyone else approved by it.

Amendment

The Plan will have a term of ten years. The Company’s board of directors may amend, suspend or terminate the Plan at any time; however, shareholder approval to amend the Plan may be necessary if the law or SEC so requires. No amendment, suspension or termination will materially and adversely affect the rights of any Participant or recipient of any Award without the consent of the Participant or recipient.

Change in Control

Except to the extent otherwise provided in an Award or required by applicable law, in the event of a Change in Control, upon the occurrence of a Change in Control, the Committee is authorized, but not obligated, to make any of the following adjustments (or any combination thereof) in the terms and conditions of outstanding Awards: (a) continuation or assumption of outstanding Awards by the surviving company; (b) substitution by the surviving company of equity, equity-based and/or cash awards with substantially the same terms for outstanding Awards; (c) accelerated exercisability, vesting and/or lapse of restrictions under outstanding Awards immediately prior to the occurrence of the Change in Control; (d) upon written notice, provide that any outstanding Awards must be exercised, to the extent then exercisable, during a reasonable period determined by the Committee and at the end of such period, any unexercised Awards will terminate; and (e) cancellation of all or any portion of outstanding Awards for fair value (in the form of cash, shares or other property) and which value may be zero.

U.S. Federal Income Tax Consequences

The following is a general summary of the material U.S. federal income tax consequences of the grant and exercise and vesting of Awards under the Plan and the disposition of shares acquired pursuant to the exercise of such Awards. This summary is intended to reflect the current provisions of the Code and the regulations thereunder. However, this summary is not intended to be a complete statement of applicable law, nor does it address foreign, state, local and payroll tax considerations. Moreover, the U.S. federal income tax consequences to any particular participant may differ from those described herein by reason of, among other things, the particular circumstances of such participant.

Options

There are a number of requirements that must be met for a particular Option to be treated as an Incentive Stock Option. One such requirement is that Common Stock acquired through the exercise of an Incentive Stock Option cannot be disposed of before the later of (i) two years from the date of grant of the Option, or (ii) one year from the date of its exercise. Holders of Incentive Stock Options will generally incur no federal income tax liability at the time of grant or upon exercise of those Options. However, the spread at exercise will be an “item of tax preference,” which may give rise to “alternative minimum tax” liability for the taxable year in which the exercise occurs. If the holder does not dispose of the shares before the later of two years following the date of grant and one year following the date of exercise, the difference between the exercise price and the amount realized upon disposition of the shares will constitute long-term capital gain or loss, as the case may be. Assuming both holding periods are satisfied, no deduction will be allowed to the Company for federal income tax purposes in connection with the grant or exercise of the Incentive Stock Option. If, within two years following the date of grant or within one year following the date of exercise, the holder of shares acquired through the exercise of an Incentive Stock Option disposes of those shares, the Participant will generally realize taxable compensation at the time of such disposition equal to the difference between the exercise price and the lesser of the Fair Market Value of the share on the date of exercise or the amount realized on the subsequent disposition of the shares, and that amount will generally be deductible by the Company for federal income tax purposes, subject to the possible limitations on deductibility under Sections 280G and 162(m) of the Code for compensation paid to executives designated in those Sections. Finally, if an otherwise Incentive Stock Option becomes first exercisable in any one year for shares having an aggregate value in excess of $100,000 (based on the date of grant value), the portion of the Incentive Stock Option in respect of those excess shares will be treated as a non-qualified stock option for federal income tax purposes.

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No income will be realized by a Participant upon grant of a Non-Qualified Stock Option. Upon the exercise of a Non-Qualified Stock Option, the Participant will recognize ordinary compensation income in an amount equal to the excess, if any, of the Fair Market Value of the underlying exercised shares over the Option Exercise Price paid at the time of exercise. Such income will be subject to income tax withholdings, and the Participant will be required to pay to the Company the amount of any required withholding taxes in respect to such income.

The Company will be able to deduct this same amount for U.S. federal income tax purposes, but such deduction may be limited under Sections 280G and 162(m) of the Code for compensation paid to certain executives designated in those Sections.

Restricted Stock

A Participant will not be subject to tax upon the grant of an Award of Restricted Stock unless the Participant otherwise elects to be taxed at the time of grant pursuant to Section 83(b) of the Code. On the date an Award of Restricted Stock becomes transferable or is no longer subject to a substantial risk of forfeiture, the Participant will recognize ordinary compensation income equal to the difference between the Fair Market Value of the shares on that date over the amount the Participant paid for such shares, if any. Such income will be subject to income tax withholdings, and the Participant will be required to pay to the Company the amount of any required withholding taxes in respect to such income. If the Participant made an election under Section 83(b) of the Code, the Participant will recognize ordinary compensation income at the time of grant equal to the difference between the Fair Market Value of the shares on the date of grant over the amount the Participant paid for such shares, if any, and any subsequent appreciation in the value of the shares will be treated as a capital gain upon sale of the shares. Special rules apply to the receipt and disposition of Restricted Shares received by officers and directors who are subject to Section 16(b) of the Securities Exchange Act of 1934 (the “Exchange Act”). The Company will be able to deduct, at the same time as it is recognized by the Participant, the amount of taxable compensation to the participant for U.S. federal income tax purposes, but such deduction may be limited under Sections 280G and 162(m) of the Code for compensation paid to certain executives designated in those Sections.

Restricted Stock Units

A Participant will not be subject to tax upon the grant of a Restricted Stock Unit Award. Rather, upon the delivery of shares or cash pursuant to a Restricted Stock Unit Award, the Participant will recognize ordinary compensation income equal to the Fair Market Value of the number of shares (or the amount of cash) the Participant actually receives with respect to the Award. Such income will be subject to income tax withholdings, and the Participant will be required to pay to the Company the amount of any required withholding taxes in respect to such income. The Company will be able to deduct the amount of taxable compensation recognized by the Participant for U.S. federal income tax purposes, but the deduction may be limited under Sections 280G and 162(m) of the Code for compensation paid to certain executives designated in those Sections.

SARs

No income will be realized by a Participant upon grant of an SAR. Upon the exercise of an SAR, the Participant will recognize ordinary compensation income in an amount equal to the Fair Market Value of the payment received in respect of the SAR. Such income will be subject to income tax withholdings, and the Participant will be required to pay to the Company the amount of any required withholding taxes in respect to such income. The Company will be able to deduct this same amount for U.S. federal income tax purposes, but such deduction may be limited under Sections 280G and 162(m) of the Code for compensation paid to certain executives designated in those Sections.

Stock Bonus Awards

A Participant will recognize ordinary compensation income equal to the difference between the Fair Market Value of the shares on the date the shares of common stock subject to the Award are transferred to the Participant over the amount the Participant paid for such shares, if any, and any subsequent appreciation in the value of the shares will be treated as a capital gain upon sale of the shares. The Company will be able to deduct, at the same time as it is recognized by the Participant, the amount of taxable compensation to the Participant for U.S. federal income tax purposes, but such deduction may be limited under Sections 280G and 162(m) of the Code for compensation paid to certain executives designated in those Sections.

Section 162(m)

In general, Section 162(m) of the Code denies a publicly held corporation a deduction for U.S. federal income tax purposes for compensation in excess of $1,000,000 per year per person paid to its principal executive officer and the three other officers (other than the principal executive officer and principal financial officer) whose compensation is disclosed in its proxy statement/prospectus as a result of their total compensation, subject to certain exceptions. The Plan is intended to satisfy an exception with respect to grants of Options to covered employees. In addition, the Plan is designed to permit certain Awards of Restricted Stock, Restricted Stock Units, cash bonus awards and other Awards to be awarded as performance compensation awards intended to qualify under the “performance-based compensation” exception to Section 162(m) of the Code.

New Plan Benefits

Future grants under the Plan will be made at the discretion of the Committee and, accordingly, are not yet determinable. In addition, the value of the Awards granted under the Plan will depend on a number of factors, including the Fair Market Value of the shares of common stock on future dates, the exercise decisions made by the Participants and/or the extent to which any applicable performance goals necessary for vesting or payment are achieved. Consequently, it is not possible to determine the benefits that might be received by Participants receiving discretionary grants under, or having their annual bonus paid pursuant to, the Plan.

Interests of Directors or Officers

The Company’s directors may grant Awards under the Plan to themselves as well as to the Company’s officers and other employees, consultants and advisors.

Board Recommendation

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” PROPOSAL 6.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth the beneficial ownership of our common stock as of December 21, 2022 by:

●	each person, or group of affiliated persons, whom we know to beneficially own more than 5% of our common stock;
●	each of our named executive officers;
●	each of our executive officers;
●	each of our directors; and
●	all of our executive officers and directors as a group.

The percentage ownership information shown in the column labeled “Percentage of Shares Outstanding” as of December 21, 2022 is based upon 29,287,212 shares of common stock outstanding.

We have determined beneficial ownership in accordance with the rules of the Securities and Exchange Commission. These rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to those securities. In addition, the rules include shares of common stock issuable pursuant to the exercise of stock options or warrants or upon conversion of a security that are either exercisable or convertible on or before a date that is 60 days after December 21, 2022. These shares are deemed to be outstanding and beneficially owned by the person holding those options or warrants for the purpose of computing the percentage ownership of that person, but they are not treated as outstanding for the purpose of computing the percentage ownership of any other person. Unless otherwise indicated, the persons or entities identified in this table have sole voting and investment power with respect to all shares shown as beneficially owned by them, subject to applicable community property laws.

Except as otherwise noted below, the address for persons listed in the table is c/o Muscle Maker, Inc., 1751 River Run, Suite 200, Fort Worth, Texas 76107.

		29,287,212 Shares Outstanding Percentage of Shares
	Number of Shares	Outstanding
	Beneficially	Prior to
Name of Beneficial Owner	Owned (1)	Offering (1)
5% Stockholders:
Catalytic Holdings 1 LLC (2)	1,979,802	6.57%
Thoroughbred Diagnostics, LLC (2)	1,579,000	5.28%
Joey Giamichael (3)	1,575,500	5.38%
Directors and Named Executive Officers:
Kevin Mohan (4)	180,787	*
Michael J. Roper (5)	173,000	*
Jennifer Black (6)	52,250	*
Kenneth Miller (7)	42,942	*
Aimee Infante (8)	10,477	*
Stephen Spanos (9)	69,763	*
A.B. Southall, III (10)	149,940	*
Paul L. Menchik (11)	121,882	*
Jeff Carl (12)	69,498	*
Malcolm Frost (13)	65,988	*
Philip Balatsos (14)	53,389	*
All executive officers and directors as a group (11 persons)	989,916	3.37%

* denotes less than 1%

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1	Beneficial ownership as reported in the above table has been determined in accordance with Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended, and is not necessarily indicative of beneficial ownership for any other purpose. The number of shares of common stock shown as beneficially owned includes shares of common stock issuable upon (i) the exercise of stock options that will become exercisable within sixty (60) days of December 21, 2022, (ii) the conversion of the convertible promissory notes into shares of our common stock, and (iii) the exercise of warrants that will become exercisable within sixty (60) days of December 21, 2022. Shares of common stock issuable pursuant to the foregoing methods are deemed outstanding for purposes of calculating the percentage of beneficial ownership of the person or entity holding such securities. Accordingly, the total percentages of beneficial ownership are in excess of one hundred percent (100%).

2	Catalytic Holdings, LLC beneficially owns (i) 1,129,052 shares of common stock of the Company (ii) 850,750 shares of Common Stock of the Company which are subject to presently exercisable purchase warrants. The natural person with voting and investment control for Catalytic Holdings, LLC is Dmitriy Shapiro. Thoroughbred Diagnostics, LLC beneficially owns (i) 979,000 shares of common stock of Muscle Maker (ii) 600,000 shares of common stock of Muscle Maker which are subject to presently exercisable purchase warrants. The natural person with voting and investment control for Thoroughbred Diagnostics, LLC is Joey Giamichael.

3	Joey Giamichael beneficially owns 1,575,500 shares of common stock of the Company.

4	Kevin Mohan beneficially owns (i) indirectly 5,574 shares of common stock of the Company through various family members that reside in the same household as Kevin Mohan and (ii) directly 130,963 shares of common stock of Muscle Maker Inc, for serving in various roles in the Company, (iii) 33,000 shares of common stock of the Company purchased on the open market and (iv) directly 11,250 shares of vested but unexercised stock options.

5	Michael J. Roper beneficially owns directly 173,000 shares of common stock of the Company (i) 100,000 shares of common stock of Muscle Maker Inc. for serving as the Chief Executive Officer of the Company and (ii) 58,000 shares of common stock of the Company purchased on the open market and (iii) 15,000 shares of vested but unexercised stock options.

6	Jennifer Black beneficially owns directly 52,250 shares of common stock of the Company (i) 20,000 shares of common stock of Muscle Maker Inc. for serving as the Chief Financial Officer of the Company and (ii) 28,000 shares of common stock of the Company purchased on the open market and (iii) 4,250 shares of vested but unexercised stock options.

7	Kenneth Miller beneficially owns directly 42,942 share of common stock of the Company (i) 32,142 shares of common stock of the Company for serving as Chief Operating Officer of the Company, (ii) 3,300 shares of common stock of the Company purchased on the open market and (iii) 7,500 shares of vested but unexercised stock options

8	Aimee Infante beneficially owns directly 10,477 shares of common stock of the Company (i) 2,602 shares of common stock for serving as the Chief Marketing Officer of the Company, (ii) 1,500 shares of common stock of the Company purchased on the open market and (iii) 6,375 shares of vested but unexercised stock options.

9	Stephen Spanos beneficially owns directly (i) 51,282 shares of common stock of the Company for services rendered as a board of director member and (ii) 18,481 of the common stock of through purchase on the open market.

10	A.B. Southall III beneficially owns (i) directly 139,940 shares of common stock of Muscle Maker, and (ii) directly 10,000 shares of common stock of the Company subject to presently exercisable purchase warrants issued to A.B. Southall III.

11	Paul L. Menchik beneficially owns (i) directly 111,882 shares of common stock of Muscle Maker, and (ii) directly 10,000 shares of common stock of the Company subject to presently exercisable purchase warrants issued to Paul L. Menchik.

12	Jeff Carl beneficially owns directly 69,498 shares of common stock of the Company for services rendered as a board of director member.

13	Major General (ret) Malcolm Frost beneficially owns directly (i) 36,681 shares of common stock of the Company for services rendered as a board of director member and (ii) 29,307 shares of common stock of the Company through purchases on the open market.

14	Philip Balatsos beneficially owns directly 53,389 shares of common stock of the Company for services rendered as a board of director member.

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CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This proxy statement and the information incorporated by reference in it contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 (“Securities Act”) and Section 21E of the Securities Exchange Act of 1934 (“Securities Exchange Act”) that are based upon our current expectations and projections about future events. We intend for these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995, and we are including this statement for purposes of these safe harbor provisions. You can identify these statements from our use of the words “may,” “will,” “should,” “could,” “would,” “plan,” “potential,” “estimate,” “project,” “believe,” “intend,” “anticipate,” “expect” and similar expressions. These forward-looking statements include statements relating to:

●	our business strategy;

●	our value proposition;

●	our ability to respond to a new resurgence of the coronavirus (COVID-19) outbreak or other pandemic, which has and could continue to materially affect our operations, financial condition and results of operations for an extended period of time;

●	our ability to fund operations;

●	our ability to further expand our restaurant base and franchising strategy;

●	our ability to implement our marketing programs, and our new menu items, advertising campaigns and restaurant designs or remodels may not generate increased sales or profits;

●	our estimates regarding our capital requirements;

●	our ability to implement our new business line under Sadot LLC, our wholly owned subsidiary;

●	our plans for hiring additional personnel; and

●	any of our other plans, objectives, expectations and intentions contained or incorporated into this prospectus that are not historical facts.

These forward-looking statements are subject to significant risks, assumptions and uncertainties, including, among other things, changes in general economic and business conditions, actions of competitors, regulatory actions, changes in legislation, technology changes and the risks and other factors.

Because of these and other uncertainties, our actual future results may be materially different from the results indicated by these forward-looking statements. In addition, our past results of operations do not necessarily indicate our future results. You should not place undue reliance on any forward-looking statements, which speak only as of the date they were made. We will not update these forward-looking statements, even though our situation may change in the future, unless we are obligated to do so under federal securities laws. We qualify all of our forward-looking statements by these cautionary statements.

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WHERE YOU CAN FIND ADDITIONAL INFORMATION

We file annual, quarterly and current reports, proxy statements and other information with the SEC. Our SEC filings are available to the public over the Internet at the SEC’s website at http://www.sec.gov. The SEC’s website contains reports, proxy and information statements and other information regarding issuers, such as us, that file electronically with the SEC. You may also read and copy any document we file with the SEC at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. You may also obtain copies of these documents at prescribed rates by writing to the SEC. Please call the SEC at 1–800–SEC–0330 for further information on the operation of its Public Reference Room. Our common stock is listed on the Nasdaq Capital Market under the symbol “GRIL”.

We will promptly provide a copy of the documents we incorporate by reference (other than exhibits attached to those documents, unless such exhibits are specifically incorporated by reference into the information incorporated herein), at no cost, to any person who receives this proxy statement. You may request a copy of any or all of these documents, either orally or in writing, by contacting us at the following address and phone number: Muscle Maker, Inc., Investor Relations, 1751 River Run, Suite 200, Fort Worth, Texas 76107, (832) 604-9568.

Additional copies of Muscle Maker’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021 may be obtained without charge by writing to the Chief Financial Officer, Muscle Maker Inc., 1751 River Run, Suite 200, Fort Worth, Texas 76107. Muscle Maker’s Annual Report on Form 10-K can also be found on Muscle Maker’s website: www.musclemakergrill.com/investor-relations/.

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Annex A – Services Agreement

Annex B – Addendum No. 1 to the Services Agreement

Annex C – Limited Liability Company Operating Agreement of Sadot LLC

Annex D – Form of Certificate of Amendment to the Articles of Incorporation, as amended

Annex E – 2023 Equity Stock Incentive Plan

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Annex A

Services Agreement

Dated as of November 14, 2022

This Services Agreement (“Agreement”) is made and entered into as of the date first set forth above (the “Effective Date”), by and between (i) Muscle Maker, Inc., a Nevada corporation (“Muscle Maker”); (ii) Sadot LLC, a Delaware limited liability company and a wholly owned subsidiary of Muscle Maker (“Sadot”); and (iii) AGGIA LLC FZ, a company organized under the laws of United Arab Emirates (“Aggia”). Each of Muscle Maker, Sadot and Aggia may be referred to herein individually as a “Party” and collectively as the “Parties”.

WHEREAS, Aggia is in the business of providing services to companies such as Sadot and has specific expertise in the business of delivering food farm to table, wholesaling food and engaging in the purchase and sale of physical food commodities (the “Business”);

WHEREAS, Muscle Maker recently formed Sadot for the sole purpose of engaging in the Business; and

WHEREAS, Muscle Maker and Sadot deem it to be in its best interest to retain Aggia to render to Sadot such services as set forth herein;

NOW, THEREFORE, in consideration of the mutual promises set forth herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

Section 1. Engagement. In exchange for the compensation as set forth herein and subject to the other terms and conditions hereinafter set forth, Sadot hereby engages Aggia during the Term (as defined below), on an exclusive basis, to render the Services set forth in Section 3 as an independent contractor of Sadot, and Aggia hereby accepts such engagement.

Section 2. Directors.

(a)	Subject to the terms and conditions herein, Aggia will have the right to nominate up to eight (8) directors (as applicable, the “Designated Directors”) to the Board of Directors (the “Board”) of Muscle Maker, seven (7) of which will be independent, meeting the independence requirements of the NASDAQ Capital Market (the “NASDAQ”), to serve in such positions until their earlier respective death, resignation or removal from office, and Muscle Maker shall take such actions as required to provide for the continued service of the Designated Directors as directors of Muscle Maker. All candidates as Designated Directors will be subject to the reasonable acceptance of the Board and appropriate background checks and will, subject to such checks and acceptance, be named to the Board. The Board agrees that, subject to the foregoing, it shall take such actions as reasonably required to name the directors which Aggia has the right to nominate to the Board as set forth herein, to positions as directors on the Board. In the event that a Designated Director candidate does not meet such qualifications, Aggia shall nominate a replacement Designated Director candidate, who shall be subject to the requirements as set forth herein.

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(b)	The Designated Directors shall constitute a majority of the Board subject to the thresholds set forth herein.

(c)	The below thresholds shall apply to the nomination of each Designated Director:

(i)	Upon the Closing Date (as defined below), Aggia shall nominate one (1) person as a director to the Board (the “Initial Director”).

(ii)	Upon Sadot generating an initial $3.3 million in Net Income (as defined below), Aggia shall nominate two (2) additional persons as directors of the Board.

(iii)	Upon Sadot generating an additional $3.3 million in Net Income in excess of the Net Income calculated under Section 2(c)(ii), Aggia shall nominate two (2) additional persons as directors of the Board.

(iv)	Upon Sadot generating an additional $3.3 million in Net Income in excess of the Net Income calculated under Section 2(c)(ii) and Section 2(c)(iii), Aggia shall nominate three (3) additional persons as directors of the Board.

Section 3. Services.

(a)	The Parties acknowledge and agree that, on the Closing Date, Muscle Maker shall enter into the Limited Liability Company Operating Agreement of Sadot in the form as attached hereto as Exhibit A (the “Operating Agreement”), which shall provide that Sadot shall be a member-managed limited liability company, and Muscle Maker shall be the managing member.

(b)	Pursuant to the terms and conditions of this Agreement, during the Term (as defined below) Aggia is and shall be engaged to provide specific advisory services to Sadot as more specifically detailed on Exhibit B (the “Services”) and shall report directly to Muscle Maker as the managing member of Sadot.

(c)	Notwithstanding the fact that Muscle Maker shall be the managing member of Sadot, the Parties acknowledge and agree that the sole person who shall have the right to make any decisions for Muscle Maker with respect to Sadot, or to take any actions on behalf of Sadot, shall be the Initial Director (the “Managing Member Representative”), provided that such decisions shall be made in accordance with the Protocol as provided by Aggia to Muscle Maker as of the Effective Date (the “Protocol”). The Managing Member Representative shall have the sole power and authority to execute documents and agreements on behalf of Muscle Maker in its capacity as managing member solely with respect to Sadot, and to bind Muscle Maker to such documents or agreements solely in its role as managing member, subject to the Protocol, provided that any other officer of Muscle Maker may execute this Agreement on the Effective Date on behalf of Sadot and provided that the Managing Member Representative may give power and authority to the Chief Executive Officer and Chief Financial Officer of Muscle Maker to execute documents and agreements on behalf of Sadot, and to bind Sadot to such documents or agreements. The Managing Member Representative may be terminated (i) by Muscle Maker at any time; and (ii) shall be automatically terminated in the event the Initial Director no longer serves as a director of Muscle Maker, provided that in the event of the occurrence of the events in either clause (i) or clause (ii), Aggia shall appoint a replacement Designated Director as the Managing Member Representative, provided, however, until such time that a Designated Director is appointed as Managing Member Representative, then Muscle Maker shall serve as the Managing Member Representative. The Parties acknowledge and agree that, in the event that at the time of any replacement of the Managing Member Representative pursuant to the preceding sentence there is only one “Designated Director”, Aggia shall have the right to change the Designated Director so that the Managing Member Representative is a Designated Director.

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(d)	Notwithstanding the definition of the “Services” as set forth above, it is acknowledged and agreed by the Parties that Aggia does not carry any professional financial or legal or accounting licenses, and that Aggia is not rendering legal advice or performing accounting services, nor acting as an investment advisor or broker/dealer within the meaning of the applicable state and federal securities laws.

Section 4. Term; Termination.

(a)	This Agreement shall be effective as of the Effective Date, but the term during which Aggia shall provide the Services (the “Term”) shall commence on the Closing Date (as defined below) and shall continue until this Agreement and the Term are terminated in accordance with the provisions herein.

(b)	Following the Closing Date, this Agreement and the Term may be terminated, or shall be terminated, as follows:

(i)	On the joint written agreement of all of the Parties;

(ii)	By Muscle Maker in the event that, at any time prior to the time that Sadot has generated $9.9 million in Net Income (as defined in the Operating Agreement) (the “Income Date”);

(A)	Sadot fails to generate Net Income for three (3) consecutive quarters during the two (2) years following the formation of Sadot (the “Termination Period”); or

(B)	During the Termination Period, the accrued amount Debt (as defined below) has not reached the Debt Cap (as defined below); or

(iii)	automatically, in the event that the Shareholder Approval Matters (as defined below) fail to receive the requisite vote needed to approve such matters at the Meeting (“Shareholder Rejection Event”).

(c)	Except as set forth herein, upon the termination or expiration of the Term, the Parties shall have no further obligations hereunder other than those which arose prior to such termination or which are explicitly set forth herein as surviving any such termination or expiration.

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(d)	In the event of any termination of this Agreement as set forth in Section 4(b), then within thirty (30) days of such event:

(i)	At the election of Aggia, either:

(A)	Sadot will make a payment to Aggia equal to (1) the Net Income generated by Sadot from the Closing Date through the date of such termination, less (2) any supportable incremental cost that Muscle Maker and Sadot would not have incurred that is attributable to Sadot, provided, however, in the event Net Income has not been calculated as a result of a delay in settling transactions and expenses by Sadot, then the 30 day period referenced above in this section shall be extended and each of the Parties agree to finalize the calculation of Net Income in an expedited manner; or

(B)	Aggia will retain the Shares it has received prior to such termination.

(e)	In the event that Aggia elects the option in Section 4(d)(i)(A), Aggia will return all Shares to Muscle Maker for cancellation.

(f)	In the event that Aggia elects option in Section 4(d)(i)(B), the Lock-Up Agreement (as defined below) shall be automatically terminated.

(g)	Immediately following the completion of the actions set forth in Section 4(d), and in Section 4(e) or Section 4(f) as applicable, Muscle Maker shall sell to Aggia 100% of the Units (as defined in the Operating Agreement) and therefore 100% of the Membership Interests, for a purchase price of $1.00 in total.

Section 5. Compensation and Expenses.

(a)	As full and complete compensation for Aggia’s agreement to perform the Services, Muscle Maker shall pay to Aggia the consideration as set forth in this Section 5.

(i)	For each applicable quarter of a Fiscal Year (as defined in the Operating Agreement) (each, a “Fiscal Quarter”), within 45 days of the end of the Fiscal Quarter (90 days for the Fiscal Quarter ended December 31), Muscle Maker shall determine the Net Income (as defined in the Operating Agreement) or the Net Loss (as defined in the Operating Agreement). Upon delivery of such determination, Aggia will have ten days to object to such determination in writing. If the Parties cannot resolve any such dispute with respect to the calculation of the Net Income or Net Loss within ten days from such objection, then the parties agree to resolve any dispute through arbitration. The arbitration shall be administered by the American Arbitration Association by one arbitrator, and the arbitrator shall be jointly selected by the Parties from a list of arbitrators provided by the American Arbitration Association following a request by the Party seeking arbitration, from a list of five retired or former jurists with substantial professional experience in accounting matters. In the event that the Parties are unable to agree on the identity of the arbitrator within 10 days of receipt of such list, then each of Muscle Maker and Aggia shall select one arbitrator from such list and the two arbitrators so selected shall select the sole arbitrator who shall resolve such dispute. The arbitration shall be conducted under the procedures applicable to arbitrations in the State of Texas. The arbitrator’s authority and jurisdiction shall be limited to determining the dispute in arbitration in conformity with the governing law as set forth in Section 15(i)(i), to the same extent as if such dispute were determined as to liability and any remedy by a court without a jury. The arbitrator shall render an award which shall include a written statement of opinion setting forth the arbitrator’s findings of fact and conclusions of law.

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(ii)	The Parties acknowledge and agree that, as of the Effective Date, Muscle Maker has 28,849,127 shares of Common Stock issued and outstanding.

(iii)	Subject to the terms and conditions herein, in the event that there is a positive Net Income for any Fiscal Quarter, Aggia shall be issued a number of shares of common stock, par value $0.0001 per share, of Muscle Maker (the “Common Stock”) equal to (i) the Net Income for such Fiscal Quarter, divided by $1.5625 (the “Divisor”). The shares of Common Stock issued pursuant to the preceding sentence are referred to as the “Shares”. By way of example and not limitation, in the event that Net Income is $125,000 for a particular Fiscal Quarter, Aggia would be issued 80,000 Shares. The Parties acknowledge that Muscle Maker may only issue authorized, unreserved Shares of Common Stock. Notwithstanding the forgoing, Aggia shall only be issued Shares until Aggia has been issued a maximum of 14,424,275 Shares (as the same may be adjusted as set forth herein, the “Shares Cap”), being 49.999% of the number of issued and outstanding shares as of the Effective Date.

(iv)	In the event that there is Net Income for any Fiscal Quarter, but the Shares Cap has been reached pursuant to Section 5(a)(ii) as a result of the last sentence of Section 5(a)(ii), then the remaining portion of the Net Income not issued as Shares pursuant to Section 5(a)(ii) shall accrue as debt payable by Sadot to Aggia (the “Debt”), until such Debt has reached a maximum of $71,520,462. By way of example and not limitation, in the event that the Shares Cap has been attained, and in the event that Net Income in the amount of $100,000 has not been accounted for by the operation of Section 5(a)(ii), then $80,000 shall thereafter constitute Debt. The Debt shall be represented by one or more promissory notes of Sadot issued to Aggia, each substantially in the form as attached hereto as Exhibit C (each, a “Note” and collectively the “Notes”), with one Note to be issued at the time any Debt is determined payable herein. issuable to Aggia and such Debt shall be subject to repayment as set forth in the applicable Note(s).

(v)	Notwithstanding the existence of any Debt, the Parties acknowledge and agree that all of the positive Net Income shall remain in Sadot for further investment into the Sadot business, provided, however, that such Net Income as required to repay the Note(s) and the Debt pursuant to the terms of the Note(s) shall be utilized by Sadot for such purposes, and provided that, after the Income Date, the costs incurred by Aggia for the engagement of all employees or consultants of Aggia hired for running the business of Sadot as well as any travel expenses or other expenses incurred for such work, shall be reimbursed to Aggia by Sadot to the extent then accrued, and shall be reimbursed thereafter for as long as this Agreement remains in effect. All costs incurred or accrued by Aggia must be submitted in writing to the Chief Financial Officer of Muscle Maker no later than five (5) days after the end of each calendar month.

(vi)	Pursuant to the rules and regulations of NASDAQ, once Aggia has been issued a number of Shares constituting 19.99% of the issued and outstanding shares of Common Stock of Muscle Maker as of the applicable date, no additional shares of Common Stock shall be issued to Aggia unless and until the Shareholder Approval Matters have received the requisite vote needed to approve such matters at the Meeting or otherwise, but the issuance of such Shares and the Debt as set forth above shall continue to be calculated and shall accrue as an obligation of Muscle Maker, and such Shares (subject to the limitations herein) shall be issued upon the Shareholder Approval Matters having received the requisite vote needed to approve such matters at the Meeting or otherwise, with the Debt being calculated and accruing as set forth above.

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(b)	The “Divisor” and the number of Shares comprising the “Shares Cap” shall each be subject to equitable adjustments for any combinations or splits of the Common Stock occurring following the Effective Dare and the issuance of such Shares following such combination or split. By way of example and not limitation, in the event of a 2 for 1 forward split of the Common Stock in such time frame, wherein each share of Common Stock is converted into two shares of Common Stock, the Divisor and the Shares Cap shall each be doubled, and in the event of a 1 for 2 reverse split of the Common Stock in such time frame, wherein each two shares of Common Stock are combined into one share of Common Stock, the Divisor and the Shares Cap shall be reduced by 50%. The adjustments pursuant to this Section 5(b) shall be undertaken each time an event set forth herein occurs.

(c)	Aggia shall be responsible for any and all taxes incurred by or payable by Aggia with respect to all compensation or reimbursement of expenses or any other payments made to Aggia hereunder, including, but not limited to, all taxes associated with the issuance of the Shares.

Section 6. Closing. The closing of the Transactions (the “Closing”) shall occur on first Business Day (as defined below) following the satisfaction, or waiver by the Party for whose benefit the condition exists, of the conditions to the Closing as set forth in Section 9 and Section 10, as applicable, or such other date as may be agreed to by the Parties, each in their sole discretion (as applicable, the “Closing Date”) by electronic delivery of this Agreement and the other documents contemplated herein. “Business Day” shall mean any day on which commercial banks are generally open for business in Nevada.

Section 7. Representations and Warranties.

(a)	Representations and Warranties of Muscle Maker. Muscle Maker represents and warrants hereunder that this Agreement and the transactions contemplated hereunder have been duly and validly authorized by all requisite corporate action; that Muscle Maker has the full right, power and capacity to execute, deliver and perform its obligations hereunder; and that this Agreement, upon execution and delivery of the same by Muscle Maker, will represent the valid and binding obligation of Muscle Maker enforceable in accordance with its terms, subject to the application of bankruptcy, insolvency, reorganization, moratorium or other similar Laws (as defined below) affecting the enforcement of creditors’ rights generally and general principles of equity, regardless of whether enforceability is considered in a proceeding at law or in equity (the “Enforceability Exceptions”). The representations and warranties set forth herein shall survive the termination or expiration of this Agreement.

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(b)	Representations and Warranties of Sadot. Sadot represents and warrants hereunder that this Agreement and the transactions contemplated hereunder have been duly and validly authorized by all requisite limited liability company action; that Sadot has the full right, power and capacity to execute, deliver and perform its obligations hereunder; and that this Agreement, upon execution and delivery of the same by Sadot, will represent the valid and binding obligation of Sadot enforceable in accordance with its terms, subject to the application of the Enforceability Exceptions. The representations and warranties set forth herein shall survive the termination or expiration of this Agreement.

(c)	General Representations and Warranties of Aggia. Aggia represents and warrants hereunder that this Agreement and the transactions contemplated hereunder have been duly and validly authorized by all requisite action; that Aggia has the full right, power and capacity to execute, deliver and perform its obligations hereunder; and that this Agreement, upon execution and delivery of the same by Aggia, will represent the valid and binding obligation of Aggia enforceable in accordance with its terms, subject to the application of the Enforceability Exceptions. Aggia further represents that it has been provided copies of the Executive Retention Agreements to be entered on the Effective Date between Muscle Maker and each of Michael Roper, Kevin Mohan, Jennifer Black, Kenn Miller and Aimee Infante (the “Retention Agreements”). The representations and warranties set forth herein shall survive the termination or expiration of this Agreement.

(d)	Representation and Warranties of Aggia Related to the Shares.

(i)	Investment Purpose. Aggia understands and agrees that the consummation of the transactions herein including any delivery of the Shares as contemplated hereby, constitutes the offer and sale of securities under the Securities Act of 1933, as amended (the “Securities Act”) and applicable state statutes and that the Shares are being acquired by Aggia for Aggia’s own account and not with a present view towards the public sale or distribution thereof, except pursuant to sales registered or exempted from registration under the Securities Act.

(ii)	Investor Status. Aggia is an “accredited investor” as that term is defined in Rule 501(a) of Regulation D pursuant to the Securities Act (an “Accredited Investor”) or is not an Accredited Investor, as indicated on Aggia’s signature page to this Agreement.

(iii)	Information. Aggia has been furnished with all documents and materials relating to the business, finances and operations of Muscle Maker and its subsidiaries and information that Aggia requested and deemed material to making an informed decision regarding this Agreement and the underlying transactions. Aggia acknowledges and agrees that the reports and filings made by Muscle Maker with the Securities and Exchange Commission pursuant to the Securities Act or the Securities Exchange Act of 1934, as amended (the “SEC Reports”) including, but not limited to, the Form 8-K Current Reports filed with the SEC on August 3, 2022 and February 4, 2022 pertaining to Item 3.01 and the other information, materials and documents as required to be delivered to Aggia pursuant to Rule 502 under Regulation D pursuant to the Securities Act has been delivered to Aggia, and Aggia has received and reviewed such SEC Reports and other information, materials and documents.

(iv)	Reliance on Exemptions. Aggia understands that the Shares are being offered and sold to Aggia in reliance upon specific exemptions from the registration requirements of United States federal and state securities Laws and that Muscle Maker is relying upon the truth and accuracy of, and Aggia’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of Aggia set forth herein in order to determine the availability of such exemptions and the eligibility of Aggia to acquire the Shares. For purposes herein, “Law” means any statute, law, ordinance, regulation, rule, code, order, constitution, treaty, common law, judgment, decree, other requirement or rule of law of any Governmental Authority. “Governmental Authority” means any federal, state, local or foreign government or political subdivision thereof, or any agency or instrumentality of such government or political subdivision, or any self-regulated organization or other non-governmental regulatory authority or quasi-governmental authority (to the extent that the rules, regulations or orders of such organization or authority have the force of Law), or any arbitrator, court or tribunal of competent jurisdiction.

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(v)	Information. Aggia and Aggia’s advisors, if any, have been furnished with all materials relating to the business, finances and operations of Muscle Maker and materials relating to the offer and sale of the Shares which have been requested by Aggia or his, her or its advisors. Aggia and Aggia’s advisors, if any, have been afforded the opportunity to ask questions of Muscle Maker. Aggia, either alone or with his, her or its purchaser representative(s) has such knowledge and experience in financial and business matters that Aggia is capable of evaluating the merits and risks of the prospective investment and the receipt of the Shares. Aggia understands that Aggia’s investment in the Shares involves a significant degree of risk. Aggia is not aware of any facts that may constitute a breach of any of Muscle Maker’s representations and warranties made herein.

(vi)	Governmental Review. Aggia understands that no United States federal or state agency or any other government or governmental agency has passed upon or made any recommendation or endorsement of the Shares.

(vii)	Transfer or Resale. Aggia understands that subject to the terms set forth in the Lock-Up Agreement and herein (i) the sale or re-sale of the Shares has not been and is not being registered under the Securities Act or any applicable state securities Laws, and the Shares may not be transferred unless (a) the Shares are sold pursuant to an effective registration statement under the Securities Act, or (b) the Shares are sold or transferred otherwise in compliance with all applicable securities Laws and, if the Shares bear a legend or are subject to a stop-transfer order referenced in Section 7(d)(viii) or otherwise required by Muscle Maker’s transfer agent, Aggia shall have delivered to Muscle Maker an opinion of counsel that shall be in form, substance and scope customary for opinions of counsel in comparable transactions to the effect that the Shares to be sold or transferred may be sold or transferred pursuant to an exemption from such registration, which opinion shall be accepted by Muscle Maker, which opinion, to the extent available, shall be delivered by Muscle Maker’s counsel and at the cost of Muscle Maker in the event requested within a period of three years following the Closing. Aggia acknowledges that neither Muscle Maker nor any other person is under any obligation to register such Shares under the Securities Act or any state securities Laws or to comply with the terms and conditions of any exemption thereunder (in each case), except that Muscle Maker will use its commercially reasonable efforts to comply with the current public information requirements set forth in Rule 144(c)(1) under the Securities Act.

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(viii)	Legends. Aggia understands that the Shares, until such time as the Shares have been registered under the Securities Act, or may be sold pursuant to Rule 144 promulgated under the Securities Act or Regulation S under the Securities Act (or a successor rule), without any restriction as to the number of securities as of a particular date that can then be immediately sold, the Shares may bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of the certificates for such Shares):

“NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THESE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL (WHICH COUNSEL SHALL BE SELECTED BY THE HOLDER), IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD PURSUANT TO RULE 144, RULE 144A OR REGULATION S UNDER SAID ACT.”

(ix)	Removal. The legend(s) referenced in Section 7(d)(viii) shall be removed and Muscle Maker shall issue a certificate without such legend to the holder of any Shares upon which it is stamped, if, unless otherwise required by applicable state securities Laws, (a) the Shares are registered for sale under an effective registration statement filed under the Securities Act or otherwise may be sold pursuant to Rule 144 or Regulation S, in each case under the Securities Act, without any restriction as to the number of securities as of a particular date that can then be immediately sold, or (b) such holder provides Muscle Maker with an opinion of counsel, in form, substance and scope customary for opinions of counsel in comparable transactions, to the effect that a public sale or transfer of such Shares may be made without registration under the Securities Act, which opinion shall be accepted by Muscle Maker so that the sale or transfer is effected. Aggia agrees to sell all Shares, including those represented by a certificate(s) from which the legend has been removed, in compliance with applicable prospectus delivery requirements, if any.

Section 8. Covenants and Additional Agreements.

(a)	Public Announcements. Except as required by applicable Law, prior to the Closing, each Party shall obtain each other Party’s written approval before issuing any press release or making any public statement with respect to this Agreement or transactions contemplated herein (the “Transactions”), such approval not to be unreasonably withheld, conditioned or delayed.

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(b)	Notices of Certain Events. In addition to any other notice required to be given by the terms of this Agreement, each of the Parties shall promptly notify each of the other Parties of:

(i)	any notice or other communication from any Person alleging that the consent of such Person is or may be required in connection with any of the Transactions;

(ii)	any notice or other communication from any governmental or regulatory agency or authority in connection with the Transactions; and

(iii)	any actions, suits, claims, investigations or proceedings commenced or, to its knowledge threatened against, relating to or involving or otherwise affecting such Party that, if pending on the date of this Agreement, would have been required to have been disclosed pursuant hereto or that relates to the consummation of the Transactions.

(c)	Due Diligence.

(i)	Following the Effective Date, until consummation of the Transactions or the earlier termination of this Agreement, each of Muscle Maker and Aggia shall give to the other Party and their authorized representatives full and complete access to the books and records, contracts, facilities and personnel of such disclosing Party as the requesting Party and its authorized representatives may request so that the requesting Party may complete its due diligence investigation of the disclosing Party (including Sadot with respect to Muscle Maker). The disclosing Party agrees to provide requesting Party and their authorized representatives with access to any information within the disclosing Party’s possession or within the disclosing Party’s control that contains information generated by the disclosing Party regarding the disclosing Party’s relative to its financial, operational, and/or regulatory condition (present, past, or prospective). Each Party will also permit the other Parties to interview the directors and officers in connection with the due diligence review.

(ii)	In the event that Muscle Maker’s due diligence review of Aggia is not satisfactory to Muscle Maker in its sole discretion, at any time prior to the Closing, Muscle Maker may terminate this Agreement upon notice to Aggia. In the event that Aggia’s due diligence review of Muscle Maker and Sadot is not satisfactory to Aggia in its sole discretion, at any time prior to the Closing, Aggia may terminate this Agreement upon notice to Muscle Maker.

(d)	Consents of Third Parties. Each of the Parties will give any notices to third parties, and will use its commercially reasonable efforts to obtain any third-party consents, that the other Parties reasonably may request in connection with this Agreement. Each of the Parties will give any notices to, make any filings with, and use its commercially reasonable efforts to obtain any authorizations, consents, and approvals of governments and governmental agencies in connection with the matters in this Agreement.

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(e)	Approval Matters. At the upcoming annual meeting of the shareholders of Muscle Maker (the “Meeting”), Muscle Maker shall undertake to place the following items on the agenda for the Meeting and shall recommend to the shareholders of Muscle Maker that they vote “FOR” the approval of such matters (collectively, the “Shareholder Approval Matters”) at the Meeting, with such Shareholder Approval Matters to be in form and substance as agreed to by Muscle Maker and Aggia:

(i)	Approval of an amendment to the Articles of Incorporation of Muscle Maker to increase the authorized number of shares of common stock to 150,000,000 shares;

(ii)	Approval of the Transactions overall;

(iii)	Approval of the issuance of greater than 19.99% of the total issued and outstanding shares to Aggia;

(iv)	Approval of the equity compensation as required by NASDAQ Rule 5635(c) as needed; and

(v)	Approval of changes to the Board as contemplated herein.

(f)	No-Shop.

(i)	From the Effective Date until the first to occur of the Closing or the termination of this Agreement in accordance with its terms, Muscle Maker shall not, and Muscle Maker shall cause its directors, officers, employees, consultants, financial advisors, counsel, accountants and other agents (collectively, “Representatives”) not to, directly or indirectly:

(A)	solicit, initiate, knowingly encourage or knowingly facilitate the making, submission or announcement of any Acquisition Proposal (as defined below) or Acquisition Inquiry (as defined below);

(B)	furnish any non-public information regarding Muscle Maker to any means an individual, corporation, partnership, joint venture, limited liability company, governmental authority, unincorporated organization, trust, association or other entity (each a “Person”) who has made an Acquisition Proposal or an Acquisition Inquiry;

(C)	engage in discussions or negotiations with any Person who has made any Acquisition Proposal or Acquisition Inquiry;

(D)	approve, endorse or recommend any Acquisition Proposal or Acquisition Inquiry;

(E)	withdraw or propose to withdraw its approval and recommendation in favor of this Agreement and the Transactions; or

(F)	enter into any letter of intent, agreement in principle, merger, acquisition, purchase or joint venture agreement or other similar agreement for any Acquisition Transaction.

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(ii)	From the Effective Date until the first to occur of the Closing or the termination of this Agreement in accordance with its terms, the Board shall not (i) approve or recommend, or propose publicly to approve or recommend, any Acquisition Proposal relating to Muscle Maker, (ii) take any action to make the provisions of any “fair price”, “moratorium”, “control share acquisition”, “business combination” or other similar anti-takeover statute or regulation inapplicable to any transaction contemplated by an Acquisition Proposal related to Muscle Maker, or (iii) approve or recommend, or propose publicly to approve or recommend, or cause or authorize Muscle Maker to enter into, any letter of intent, agreement in principle, merger, acquisition, purchase or joint venture agreement or Contract or other instrument in respect of or relating to an Acquisition Proposal.

(iii)	Muscle Maker shall promptly, within 36 hours, advise the Aggia orally and in writing of any Acquisition Proposal or Acquisition Inquiry (including the identity of the Person making or submitting such Acquisition Proposal or Acquisition Inquiry and the terms thereof and all material modifications thereto) that is made or submitted by any Person during the period beginning on the Effective Date until the Closing or the termination of this Agreement in accordance with its terms. Muscle Maker shall keep the Aggia reasonably informed on a current basis of any material developments in the status and terms of any such Acquisition Proposal or Acquisition Inquiry (including whether such Acquisition Proposal or Acquisition Inquiry has been withdrawn or rejected and any material change to the terms thereof).

(iv)	Muscle Maker shall immediately cease and cause to be terminated any discussions existing as of the Effective Date with any Person that relate to any Acquisition Proposal or Acquisition Inquiry proposed on or prior to the Effective Date. Muscle Maker acknowledges and agrees that any actions taken by or at the direction of a Representative of Muscle Maker that, if taken by Muscle Maker would constitute a breach or violation of this Section 8(f) and will be deemed to constitute a breach and violation of this Section 8(f) by Muscle Maker.

(v)	For purposes herein:

(A)	“Acquisition Inquiry” means an inquiry, indication of interest or request for nonpublic information that could reasonably be expected to lead to an Acquisition Proposal.

(B)	“Acquisition Transaction” means any transaction or series of related transactions except for a transaction or series of related transactions relating to the deployment of Muscle Maker’s mergers and acquisition plan with the goal of acquiring fast casual restaurants with a focus on Poke branded restaurants, the changing of its name to POKE Brands Inc. or some derivative thereof, and the continued evaluation and revision of its existing business of fast casual restaurants and meal preparation companies (the “Existing Business”) including, but not limited to, selling or developing of corporate owned stores or exiting certain business lines, the sale of fixed assets and the complete write down or disposal of certain fixed assets as determined by the Board of Directors (the “Existing Business Transactions”) with a Person or “group” (as defined in the Securities Exchange Act of 1934, as amended (the “Exchange Act”) concerning any (i) merger, consolidation, business combination, share exchange, joint venture or similar transaction involving Muscle Maker pursuant to which such Person or “group” would own 5% or more of the consolidated assets, revenues or net income of Muscle Maker, (ii) sale, lease, license or other disposition directly or indirectly by merger, consolidation, business combination, share exchange, joint venture or otherwise, of assets of Muscle Maker representing 5% or more of the consolidated assets, revenues or net income of Muscle Maker, (iii) issuance or sale or other disposition (including by way of merger, consolidation, business combination, share exchange, joint venture or similar transaction) of any Equity Securities of Muscle Maker, (iv) transaction or series of transactions in which any Person or “group” would acquire beneficial ownership or the right to acquire beneficial ownership of any Equity Securities of Muscle Maker, including without limitation any shares of Common Stock or preferred stock, (v) action to make the provisions of any “fair price”, “moratorium”, “control share acquisition”, “business combination” or other similar anti-takeover statute or regulation inapplicable to any transaction, or (vi) any combination of any of the foregoing.

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(g)	Additional Muscle Maker Covenants. Except as otherwise contemplated herein including, but not limited to Existing Business Transactions, between the Effective Date and the Closing, Muscle Maker will not (i) materially amend its Articles of Incorporation or Bylaws; (ii) declare or make, or agree to declare or make, any payment of dividends or distributions of any assets of any kind whatsoever to any shareholders of Muscle Maker or purchase or redeem, or agree to purchase or redeem, any shares of Common Stock or preferred stock of Muscle Maker; (iii) make any material change in its method of management, operation or accounting; (iv) enter into any other material transaction other than sales in the ordinary course of its business; or (v) except for entering the Retention Agreements make any increase in or adoption of any profit sharing, bonus, deferred compensation, insurance, pension, retirement, or other employee benefit plan, payment, or arrangement made to, for, or with its officers, directors, or employees.

(h)	Issuances. Between the Effective Date and the Closing, unless the below items relate to the Existing Business Transactions or the Retention Agreements, Muscle Maker will not (i) grant or agree to grant any options, warrants or other rights to purchase, subscribe for, or otherwise acquire shares of Common Stock or preferred stock of Muscle Maker, or other securities convertible into, exchangeable for, or otherwise giving the holder thereof the right to acquire, shares of Common Stock or preferred stock of Muscle Maker; (ii) borrow or agree to borrow any funds or incur, or become subject to, any material obligation or liability (absolute or contingent) except as disclosed herein and except liabilities incurred in the ordinary course of business; (iii) sell or transfer, or agree to sell or transfer, any of its assets, properties, or rights or cancel, or agree to cancel, any debts or claims; or (iv) issue, deliver, or agree to issue or deliver any Equity Securities of Muscle Maker, including debentures or other debt obligations, except in connection with this Agreement.

(i)	Additional Aggia Covenants. Commencing on the Effective Date and continuing to the end of the Term, Aggia will not:

(i)	Because of Muscle Maker’s and Sadot’s legitimate business interest as described in this Agreement and the good and valuable consideration offered to Aggia, the sufficiency of which is acknowledged, during the Term and for the 12 months to run consecutively beginning on the last day of the Term (the “Restricted Period”), Aggia agrees and covenants not to engage in Prohibited Activity worldwide (“Restricted Territory”). For purposes of this non-compete clause, “Prohibited Activity” is activity in which Aggia contributes Aggia’s knowledge, directly or indirectly, in whole or in part, as an owner, operator, manager, advisor, consultant, contractor, agent, partner, director, stockholder, officer, volunteer, intern, or any other similar capacity to an entity engaged in the Business or any of its affiliates at any time within the Restricted Territory. Prohibited Activity also includes activity that may require or inevitably require disclosure of trade secrets, proprietary information, or confidential information. Nothing herein shall prohibit Aggia from purchasing or owning less than five percent (5%) of the publicly traded securities of any corporation, provided that such ownership represents a passive investment and that Aggia is not a controlling person of, or a member of a group that controls, such corporation. This Section does not, in any way, restrict or impede Aggia from exercising protected rights to the extent that such rights cannot be waived by agreement or from complying with any applicable law or regulation or a valid order of a court of competent jurisdiction or an authorized government agency, provided that such compliance does not exceed that required by the law, regulation, or order.

(ii)	Aggia agrees and covenants not to directly or indirectly solicit, hire, recruit, or attempt to solicit, hire, or recruit, any employee of Muscle Maker or Sadot (“Covered Employee”), or induce the termination of employment of any Covered Employee, beginning on the last day of the Term, regardless of the reason during the Restricted Period. This non-solicitation provision explicitly covers all forms of oral, written, or electronic communication, including, but not limited to, communications by email, regular mail, express mail, telephone, fax, instant message, and social media, including, but not limited to, Facebook, LinkedIn, Instagram, Twitter, and any other social media platform, whether or not in existence at the time of entering into this Agreement. However, Aggia’s posting to Facebook, LinkedIn, Instagram, Twitter, and any other social media platform about Contractor’s status, employment, or new ventures or employers shall not be considered to be in violation of this Section.

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(iii)	Aggia understands and acknowledges that because of Aggia’s experience with and relationship to Muscle Maker and Sadot, Aggia has had and will continue to have access to and has learned and will continue to learn about much or all of Muscle Maker’s and Sadot’s customer information, including, but not limited to, confidential information. “Customer Information” includes, but is not limited to, names, phone numbers, addresses, email addresses, order history, order preferences, chain of command, pricing information, and other information identifying facts and circumstances specific to the customer and relevant to sales. Aggia understands and acknowledges that: (i) Muscle Maker and Sadot’s relationships with its customers is of great competitive value; (ii) Muscle Maker and Sadot have invested and continues to invest substantial resources in developing and preserving its customer relationships and goodwill; and (iii) the loss of any such customer relationship or goodwill will cause significant and irreparable harm to Muscle Maker and Sadot. Aggia agrees and covenants, during the Restricted Period, not to directly or indirectly solicit, contact, or attempt to solicit or contact, using any other form of oral, written, or electronic communication, including, but not limited to, email, regular mail, express mail, telephone, fax, instant message, or social media, including but not limited to Facebook, LinkedIn, Instagram, or Twitter, or any other social media platform, whether or not in existence at the time of entering into this agreement, or meet with Muscle Maker and Sadot’s current, former, or prospective customers for purposes of offering or accepting goods or services similar to or competitive with those offered by Aggia.

(j)	Operation of Business. For a period of two years following the Income Date, Muscle Maker will continue to operate the Existing Business. Accordingly, all cash on its balance sheet as of the Closing Date and all proceeds generated from the exercise of warrants that are outstanding as of the Closing Date shall be utilized by Muscle Maker for the Existing Business. In the event the Board, which at such time consists of a majority of Aggia nominees, elects to significantly curtail or cease the operations of the Existing Business during the Termination Period, then the Board will declare a dividend to the shareholders of Muscle Maker in an amount equal to no less than all cash held by Muscle Maker from its Existing Business as of the date the Board elects to significantly curtail or cease the operations of the Existing Business less any liabilities relating to the Existing Business, and Aggia and its affiliates shall waive all right and claim to any proceeds of such dividend.

(k)	Additional Options or Issuances. Following the Closing Date and for a period of 15 months thereafter, without the prior written consent of Aggia, Muscle Maker will not grant or agree to grant any options, warrants or other rights to purchase, subscribe for, or otherwise acquire shares of Common Stock or preferred stock of Muscle Maker, or other securities convertible into, exchangeable for, or otherwise giving the holder thereof the right to acquire, shares of Common Stock or preferred stock of Muscle Maker; provided, however, this section shall not apply to grants of securities pursuant to a stock incentive plan approved by the shareholders of Muscle Maker or in connection with any acquisition operating in the fast casual restaurant segment.

Section 9. Conditions Precedent to the Obligations of Aggia. The obligations of Aggia to consummate the Closing are subject to the satisfaction, or waiver by the Aggia, in its sole discretion, as of and on the Closing Date, of the following conditions:

(a)	Accuracy of Representations and Performance of Covenants. Each of the representations and warranties made by Muscle Maker and Sadot shall be true and correct in all material respects, other than representations and warranties which are qualified by materiality each of which shall be true and correct in all respects, in each case, as of the Closing Date as if made on such date, and each of Muscle Maker and Sadot shall have performed or complied in all material respects with all covenants and conditions required by this Agreement to be performed or complied with by them prior to or at the Closing.

(b)	No Governmental Prohibition. No order, statute, rule, regulation, executive order, injunction, stay, decree, judgment or restraining order shall have been enacted, entered, promulgated or enforced by any court or governmental or regulatory authority or instrumentality that prohibits the consummation of Transactions, and Aggia shall have obtained the approval of any governmental authorities as required in order to consummate the Transactions.

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(c)	Consents. All consents, approvals, waivers or amendments pursuant to all contracts, licenses, permits, trademarks and other intangibles in connection with the Transactions, or required for the Closing to occur, or for the continued operation of each of the Parties after the Closing Date on the basis as presently operated or as intended to be conducted hereunder, shall have been obtained.

(d)	Absence of Litigation. There shall be no actions, suits, proceedings or governmental investigations or inquiries pending or, to any Party’s knowledge, threatened against any Party which would prevent the consummation of the Transactions.

(e)	No Material Adverse Effect. Between the Effective Date and the Closing Date, there shall not have been any Material Adverse Effect with respect to Muscle Maker or Sadot. “Material Adverse Effect” means any event, occurrence, fact, condition or change that is, or could reasonably be expected to become, individually or in the aggregate, materially adverse to (a) the business, results of operations, condition (financial or otherwise) or assets of the affected Party, or (b) the ability of the affected Party to consummate the Transactions on a timely basis; provided, however, that “Material Adverse Effect” shall not include any event, occurrence, fact, condition, or change, directly or indirectly, arising out of or attributable to: (i) any changes, conditions or effects in the United States economy or securities or financial markets in general; (ii) changes, conditions or effects that generally affect the industries in which the affected Party operates; (iii) any change, effect or circumstance resulting from an action required or permitted by this Agreement; or (iv) conditions caused by acts of terrorism or war (whether or not declared); provided further, however, that any event, occurrence, fact, condition, or change referred to in clauses (i), (ii) or (iv) immediately above shall be taken into account in determining whether a Material Adverse Effect has occurred to the extent that such event, occurrence, fact, condition, or change has a disproportionate effect on the affected Party compared to other participants in the industries in which the affected Party conducts its business.

(f)	No Issuances. Between the Effective Date and the Closing Date, Muscle Make shall not have issued any additional shares of Common Stock or any securities of Muscle Maker or any of its Affiliates which would entitle the holder thereof to acquire at any time Common Stock, including, without limitation, any debt, preferred stock, right, option, warrant or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock, and shall not have entered into any agreements to issue or sell any of the foregoing. This provision will not restrict or prevent Muscle Maker from issuing additional shares of Common Stock resulting from the conversion or exercise by a holder of any outstanding debt, preferred stock, right, option, warrant or other instrument which is in place as of the Effective Date. In the event any holder of any such outstanding debt, preferred stock, right, option, warrant or other instrument of Muscle Maker shall exercise or convert such securities, then Muscle Maker will notify all Parties of such event and the Parties will enter into an amendment updating the Agreement as needed.

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Section 10. Conditions Precedent to the Obligations of Muscle Maker. The obligations of Muscle Maker to consummate the Closing are subject to the satisfaction, or waiver by Muscle Maker, in its sole discretion, as of and on the Closing Date, of the following conditions:

(a)	Accuracy of Representations and Performance of Covenants. Each of the representations and warranties made by Aggia shall be true and correct in all material respects as of the Closing Date as if made on such date and Aggia shall have performed or complied in all material respects with all covenants and conditions required by this Agreement to be performed or complied with by Aggia prior to or at the Closing.

(b)	No Governmental Prohibition. No order, statute, rule, regulation, executive order, injunction, stay, decree, judgment or restraining order shall have been enacted, entered, promulgated or enforced by any court or governmental or regulatory authority or instrumentality which prohibits the consummation of Transactions.

(c)	Consents. All consents, approvals, waivers or amendments pursuant to all contracts, licenses, permits, trademarks and other intangibles in connection with the Transactions, or required for the Closing to occur shall have been obtained.

(d)	Absence of Litigation. There shall be no actions, suits, proceedings or governmental investigations or inquiries pending or, to any Party’s knowledge, threatened against Aggia which would prevent the consummation of the Transactions.

(e)	No Material Adverse Effect. Between the Effective Date and the Closing Date, there shall not have been any Material Adverse Effect with respect to Aggia.

(f)	Lock-Up Agreement. Aggia shall have executed and delivered to Muscle Maker the Lock-Up Agreement, in substantially the form attached hereto as Exhibit D (the “Lock-Up Agreement”) pursuant to which, among other things, Aggia will agree to abide by certain restrictions upon the transfer of the Shares, subject to the provisions of Section 4(f).

Section 11. Termination and Default. This Agreement may be terminated at any time before the Closing Date as follows:

(a)	by mutual written consent of all of the Parties;

(b)	by any Party if there shall be in effect a final non-appealable order, judgment, injunction or decree entered by or with any governmental authority restraining, enjoining or otherwise prohibiting the consummation of the Transactions;

(c)	by Aggia:

(i)	If there shall have been a breach in any material respect of any representation, warranty, covenant or agreement on the part of Muscle Maker or Sadot set forth in this Agreement and such breach has not been cured within ten (10) days after receipt of notice of such breach by Muscle Maker (a “Muscle Maker Default”); or

(ii)	if there shall have occurred a Material Adverse Effect with respect to Muscle Maker or Sadot prior the Closing Date; or

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(iii)	pursuant to the provisions of Section 8(c)(ii); or

(iv)	if the Closing has not occurred on or before November 18, 2022 (the “Outside Date”), provided, however, that if the Closing has not occurred by the Outside Date due to an Aggia Default having occurred, Aggia shall not have the right to terminate this Agreement pursuant to this Section 11(c)(iv);

(d)	by Muscle Maker:

(i)	if there shall have been a breach in any material respect of any representation, warranty, covenant or agreement on the part of Aggia set forth in this Agreement and such breach has not been cured within ten (10) days after receipt of notice of such breach by Aggia (an “Aggia Default”); or

(ii)	if there shall have occurred a Material Adverse Effect with respect to Aggia prior the Closing Date; or

(iii)	pursuant to the provisions of Section 8(c)(ii); or

(iv)	if the Closing has not occurred on or before the Outside Date, provided, however, that if the Closing has not occurred by such date due to a Muscle Maker Default having occurred, Muscle Maker shall not have the right to terminate this Agreement pursuant to this Section 11(d)(iv).

(e)	Effect of Termination. In the event of termination of this Agreement pursuant to this Section 11, this Agreement (other than this Section 11, Section 13, Section 14 and Section 15, each of which shall survive and remain in full force and effect) shall become void and of no further force or effect with no liability on the part of any Party; provided, however, that nothing shall relieve any Party from liability for actual damages to the other Parties resulting from a breach of this Agreement by such Party prior to any such termination other than as specifically set forth herein.

(f)	Default by Aggia. If Aggia fails to perform any of its obligations under this Agreement, Muscle Maker shall be entitled to bring an action for specific performance, damages or a combination of specific performance and damages. Other than as specifically set forth herein, no remedy conferred upon Muscle Maker is intended to be exclusive of any other remedy provided for in this Agreement, and each remedy provided to Muscle Maker in this Agreement will be cumulative and in addition to every other remedy available to Muscle Maker under this Agreement and no single or partial exercise of any remedy will preclude any other or further exercise thereof. This provision shall be in addition to Muscle Maker’s remedies under Section 12 in the event that the Closing occurs.

(g)	Default by Muscle Maker. If Muscle Maker or Sadot fails to perform any of their respective obligations under this Agreement, Aggia shall be entitled to bring an action for specific performance, damages or a combination of specific performance and damages. Other than as specifically set forth herein, no remedy conferred upon Aggia is intended to be exclusive of any other remedy provided for in this Agreement, and each remedy provided to Aggia in this Agreement will be cumulative and in addition to every other remedy available to Aggia under this Agreement and no single or partial exercise of any remedy will preclude any other or further exercise thereof. This provision shall be in addition to Aggia’s remedies under Section 12 in the event that the Closing occurs.

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Section 12. Survival and Indemnification

(a)	Survival. Subject to the limitations and other provisions of this Agreement, the representations and warranties of the Parties contained herein shall survive the Closing and shall remain in full force and effect until the date that is five (5) years after the Closing Date. Notwithstanding the preceding sentence, any indemnification claim commenced prior to any such expiration shall remain as a valid claim until finally resolved in accordance with the provisions herein. Any claim, for indemnification or otherwise, based upon or arising out of the breach or alleged breach of a representation or warranty must be brought before the expiration of the applicable survival period, or it will be deemed waived. All covenants and agreements of the Parties contained herein shall survive the Closing until fully performed or the maximum period permitted by applicable Law. Notwithstanding the preceding sentence, any claim commenced prior to any such expiration shall remain as a valid claim until finally resolved in accordance with the provisions herein.

(b)	Indemnification by Muscle Maker. Subject to the provisions of this Section 12, if the Closing occurs, Muscle Maker hereby covenants and agrees with Aggia that Muscle Maker shall indemnify Aggia and its respective officers, employees and Affiliates (as defined below), and each of their respective Representatives, successors and assigns (individually, an “Aggia Indemnified Party”), and hold them harmless from, against and in respect of any and all Losses (as defined below) incurred by any Aggia Indemnified Party resulting from any misrepresentation, breach of any representation or warranty of Muscle Maker or Sadot in this Agreement or the non-fulfillment in any material respect of any agreement, covenant or obligation by Muscle Maker or Sadot made in this Agreement (including without limitation any Exhibit or Schedule hereto and any certificate or instrument delivered in connection herewith) or the Operating Agreement.

(c)	Indemnification by Aggia. Subject to the provisions of this Section 12, if the Closing occurs, Aggia hereby covenants and agrees with Muscle Maker that Aggia shall indemnify Muscle Maker and its respective officers, employees and Affiliates (as defined below), and each of their respective Representatives, successors and assigns (individually, a “Muscle Maker Indemnified Party”) and hold them harmless from, against and in respect of any and all Losses incurred by any Muscle Maker Indemnified Party resulting from any misrepresentation, breach of any representation or warranty in this Agreement or the non-fulfillment in any material respect of any agreement, covenant or obligation by Aggia made in this Agreement (including without limitation any Exhibit or Schedule hereto and any certificate or instrument delivered in connection herewith).

(e)	Definitions. For purposes herein:

(i)	“Affiliate” of a Person means any other Person that directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, such Person, and the term “control” (including the terms “controlled by” and “under common control with”) means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

(ii)	“Losses” means losses, damages, liabilities, deficiencies, actions, judgments, interest, awards, penalties, fines, costs or expenses of whatever kind, including reasonable attorneys’ fees and the cost of enforcing any right to indemnification hereunder and the cost of pursuing any insurance providers; provided, however, that “Losses” shall not include (i) punitive damages, except in the case of fraud or to the extent actually awarded to a governmental authority or other third party or (ii) lost profits or consequential damages, in any case.

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(f)	Indemnification Procedures. The Party making a claim under this Section 12 is referred to as the “Indemnified Party” and the Party against whom such claims are asserted under this Section 12 is referred to as the “Indemnifying Party.”

(i)	Third-Party Claims. If any Indemnified Party receives notice of the assertion or commencement of any Action made or brought by any Person who is not a party to this Agreement or an Affiliate of a party to this Agreement or a Representative of the foregoing (a “Third-Party Claim”) against such Indemnified Party with respect to which the Indemnifying Party is obligated to provide indemnification under this Agreement, the Indemnified Party shall give the Indemnifying Party reasonably prompt written notice thereof, but in any event not later than thirty (30) calendar days after receipt of such notice of such Third-Party Claim. The failure to give such prompt written notice shall not, however, relieve the Indemnifying Party of its indemnification obligations, except and only to the extent that the Indemnifying Party forfeits rights or defenses by reason of such failure. Such notice by the Indemnified Party shall describe the Third-Party Claim in reasonable detail, shall include copies of all material written evidence thereof and shall indicate the estimated amount, if reasonably practicable, of the Loss that has been or may be sustained by the Indemnified Party. The Indemnifying Party shall have the right to participate in, or by giving written notice to the Indemnified Party, to assume the defense of any Third-Party Claim at the Indemnifying Party’s expense and by the Indemnifying Party’s own counsel, and the Indemnified Party shall cooperate in good faith in such defense. In the event that the Indemnifying Party assumes the defense of any Third-Party Claim, subject to Section 12(f)(ii), it shall have the right to take such action as it deems necessary to avoid, dispute, defend, appeal or make counterclaims pertaining to any such Third-Party Claim in the name and on behalf of the Indemnified Party. The Indemnified Party shall have the right to participate in the defense of any Third-Party Claim with counsel selected by it subject to the Indemnifying Party’s right to control the defense thereof, provided that the fees and disbursements of such counsel shall be at the expense of the Indemnified Party.

(ii)	Settlement of Third-Party Claims. Notwithstanding any other provision of this Agreement, the Indemnifying Party shall not enter into settlement of any Third-Party Claim without the prior written consent of the Indemnified Party, except as provided in this Section 12(f)(ii). If a firm offer is made to settle a Third-Party Claim without leading to liability or the creation of a financial or other obligation on the part of the Indemnified Party and provides, in customary form, for the unconditional release of each Indemnified Party from all liabilities and obligations in connection with such Third-Party Claim and the Indemnifying Party desires to accept and agree to such offer, the Indemnifying Party shall give written notice to that effect to the Indemnified Party. If the Indemnified Party objects to such offer, or does not provide a response to such firm offer within ten days after its receipt of such notice (in which case the Indemnified Party shall be deemed to not have consented to such offer), the Indemnified Party shall thereafter assume the defense of such Third-Party Claim and shall continue to contest or defend such Third-Party Claim and in such event the maximum liability of the Indemnifying Party as to such Third-Party Claim shall not exceed the amount of such settlement offer. If the Indemnified Party consents to such firm offer the Indemnifying Party may settle the Third-Party Claim upon the terms set forth in such firm offer to settle such Third-Party Claim. If the Indemnified Party has assumed the defense pursuant to this Section 12(f)(ii), it shall not agree to any settlement without the written consent of the Indemnifying Party (which consent shall not be unreasonably withheld or delayed).

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(iii)	Direct Claims. Any Action by an Indemnified Party on account of a Loss which does not result from a Third-Party Claim (a “Direct Claim”) shall be asserted by the Indemnified Party giving the Indemnifying Party reasonably prompt written notice thereof, but in any event not later than thirty (30) calendar days after the Indemnified Party becomes aware of such Direct Claim. The failure to give such prompt written notice shall not, however, relieve the Indemnifying Party of its indemnification obligations, except and only to the extent that the Indemnifying Party forfeits rights or defenses by reason of such failure. Such notice by the Indemnified Party shall describe the Direct Claim in reasonable detail, shall include copies of all material written evidence thereof and shall indicate the estimated amount, if reasonably practicable, of the Loss that has been or may be sustained by the Indemnified Party. The Indemnifying Party shall have thirty (30) calendar days after its receipt of such notice to respond in writing to such Direct Claim. The Indemnified Party shall allow the Indemnifying Party and its professional advisors to investigate the matter or circumstance alleged to give rise to the Direct Claim, and whether and to what extent any amount is payable in respect of the Direct Claim and the Indemnified Party shall assist the Indemnifying Party’s investigation by giving such information and assistance as the Indemnifying Party or any of its professional advisors may reasonably request. If the Indemnifying Party does not so respond within such thirty (30) calendar day period, the Indemnifying Party shall be deemed to have rejected such claim, in which case the Indemnified Party shall be free to pursue such remedies as may be available to the Indemnified Party on the terms and subject to the provisions of this Agreement.

(g)	Cooperation. Upon a reasonable request made by the Indemnifying Party, each Indemnified Party seeking indemnification hereunder in respect of any Direct Claim, hereby agrees to consult with the Indemnifying Party and act reasonably to take actions reasonably requested by the Indemnifying Party in order to attempt to reduce the amount of Losses in respect of such Direct Claim. Any costs or expenses associated with taking such actions shall be included as Losses hereunder.

(h)	Payments. Subject to the terms and conditions herein, once a Loss is agreed to by the Indemnifying Party or finally adjudicated to be payable pursuant to this Section 12 or otherwise pursuant to this Agreement, the Indemnifying Party shall satisfy its indemnification obligations within fifteen (15) Business Days of such agreement or adjudication.

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(i)	Effect of Investigation. The representations, warranties and covenants of the Indemnifying Party, and the Indemnified Party’s right to indemnification with respect thereto, shall not be affected or deemed waived by reason of any investigation, ) made at any time, whether before or after the execution and delivery of this Agreement, with respect to the accuracy or inaccuracy of or compliance with any such representation, warranty, covenant or obligation, and made by or on behalf of the Indemnified Party (including by any of its Representatives) or by reason of the fact that the Indemnified Party or any of its Representatives knew or should have known that any such representation or warranty is, was or might be inaccurate. The waiver of any condition based upon the accuracy of any representation or warranty, or on the performance of or compliance with any covenant or obligation, shall not affect the right to indemnification, reimbursement or other remedy based upon such representations, warranties, covenants or obligations

(j)	Exclusive Remedy. In the event that the Closing occurs, the indemnification provisions contained in this Section 12 shall be the sole and exclusive remedy of the Parties with respect to the Transactions for any and all breaches or alleged breaches of any representations, warranties, covenants or agreements of the Parties hereto or any other provision of this Agreement or arising out of the Transactions, except (i) with respect to any equitable remedy to which such Party may be entitled to with respect to any claims or causes of action arising from the breach of any covenants or agreement of a Party that is to be performed subsequent to the Closing Date, (ii) with respect to a Party, an actual and intentional fraud with respect to this Agreement and the Transactions, (iii) with respect to any rights to indemnification and related matters as may apply to Muscle Maker as the managing member pursuant to the Operating Agreement, to the Designated Directors as directors of Muscle Maker, or to the Managing Member Representative, pursuant to the Articles of Incorporation or bylaws of Muscle Maker or pursuant to applicable laws; or (iv) with respect to the indemnification provisions set forth in Section 13. In furtherance of the foregoing, each Party hereto, for itself and on behalf of its Affiliates, hereby waives, from and after the Closing, to the fullest extent permitted under applicable Law and except as otherwise specified in this Section 12, any and all rights, claims and causes of action it may have against any other Party hereto relating to the subject matter of this Agreement or any other agreement, certificate or other document or instrument delivered pursuant to this Agreement, arising under or based upon any applicable Law, other than as specifically set forth herein.

(k)	Application. The provisions of this Section 12 shall be interpreted and enforced independently of the provisions set forth in Section 13.

Section 13. Piggyback Registration Rights.

(a)	Definition. For purposes of this Section 13, the term “Registrable Securities” shall refer to any of the Shares held by Aggia.

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(b)	Registration Rights. If, during the period commencing one year after the Closing Date, Muscle Maker proposes to file any registration statement under the Securities Act with respect to the Common Stock (a “Registration Statement”) for its own account or for shareholders of Muscle Maker for their account (or by Muscle Maker and by shareholders of Muscle Maker), other than a Registration Statement (i) filed in connection with any employee stock option or other benefit plan, (ii) for a dividend reinvestment plan or (iii) in connection with a merger or acquisition, then Muscle Maker shall (x) give written notice of such proposed filing to Aggia as soon as practicable but in no event less than ten (10) days before the anticipated filing date of the Registration Statement, which notice shall describe the amount and type of securities to be included in such Registration Statement, the intended method(s) of distribution, and the name of the proposed managing underwriter or underwriters, if any, of the offering, and (y) offer to Aggia in such notice the opportunity to register the sale of such number of Registrable Securities as Aggia may request in writing within five (5) days following receipt of such notice (a “Piggyback Registration”). Muscle Maker shall cause such Registrable Securities to be included in such registration and shall cause the managing underwriter or underwriters of a proposed underwritten offering to permit the Registrable Securities requested to be included in a Piggyback Registration on the same terms and conditions as any similar securities of Muscle Maker and to permit the sale or other disposition of such Registrable Securities in accordance with the intended method(s) of distribution thereof. If Aggia proposes to distribute its Registrable Securities through a Piggyback Registration that involves an underwriter or underwriters, then it shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such Piggyback Registration.

(c)	Limitations. If a Piggyback Registration is initiated as a primary underwritten offering on behalf of Muscle Maker and the managing underwriter advises Muscle Maker and Aggia and the holders of any other shares of Common Stock which are also “Registrable Securities” under an agreement similar to this Section 13 (if any holders of Registrable Securities have elected to include Registrable Securities in such Piggyback Registration) in writing that in its reasonable and good faith opinion the number of shares of Common Stock proposed to be included in such registration, including all Registrable Securities and all other shares of Common Stock proposed to be included in such underwritten offering, exceeds the number of shares of Common Stock which can be sold in such offering and/or that the number of shares of Common Stock proposed to be included in any such registration or takedown would adversely affect the price per share of the Common Stock to be sold in such offering, Muscle Maker shall include in such registration (i) first, the shares of Common Stock that Muscle Maker proposes to sell; and (ii) the shares of Common Stock requested to be included therein by Aggia and the other holders of Registrable Securities, allocated among Aggia and such other holders pro rata based on the number of Registrable Securities held by each of Aggia and such other holders.

(d)	Withdrawal. Aggia may elect to withdraw Aggia’s request for inclusion of Registrable Securities in any Piggyback Registration by giving written notice to Muscle Maker of such request to withdraw prior to the effectiveness of the Registration Statement. Muscle Maker (whether on its own determination or as the result of a withdrawal by persons making a demand pursuant to written contractual obligations) may withdraw a Registration Statement at any time prior to the effectiveness of such Registration Statement. Notwithstanding any such withdrawal, Muscle Maker shall pay all expenses incurred by Aggia of Registrable Securities in connection with such Piggyback Registration as provided herein.

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(e)	Notification. Muscle Maker shall notify Aggia of Registrable Securities at any time when a prospectus relating to Aggia’s Registrable Securities is required to be delivered under the Securities Act, upon discovery that, or upon the happening of any event as a result of which, the prospectus included in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing. At the request of Aggia, Muscle Maker shall also prepare, file and furnish to Aggia a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to Aggia, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing. Aggia shall not offer or sell any Registrable Securities covered by the Registration Statement after receipt of such notification until the receipt of such supplement or amendment.

(f)	Information. Muscle Maker may request that Aggia furnish Muscle Maker such information with respect to Aggia and Aggia’s proposed distribution of the Registrable Securities pursuant to the Registration Statement as Muscle Maker may from time to time reasonably request in writing or as shall be required by law or by the Securities and Exchange Commission (the “SEC”) in connection therewith, and Aggia shall furnish Muscle Maker with such information.

(g)	Fees and Expenses. All fees and expenses incident to the performance of or compliance with this Agreement by Muscle Maker shall be borne by Muscle Maker whether or not any Registrable Securities are sold pursuant to a Registration Statement. The fees and expenses referred to in the foregoing sentence shall include, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses of Muscle Maker’s counsel and independent registered public accountants) (A) with respect to filings made with the SEC, (B) with respect to filings required to be made with any trading market on which the Common Stock is then listed for trading, (C) in compliance with applicable state securities or Blue Sky laws reasonably agreed to by Muscle Maker in writing (including, without limitation, fees and disbursements of counsel for Muscle Maker in connection with Blue Sky qualifications or exemptions of the Registrable Securities) and (D) with respect to any filing that may be required to be made by any broker through which Aggia of Registrable Securities intends to make sales of Registrable Securities with the FINRA, (ii) printing expenses, (iii) messenger, telephone and delivery expenses, (iv) fees and disbursements of counsel for Muscle Maker, (v) Securities Act liability insurance, if Muscle Maker so desires such insurance, and (vi) fees and expenses of all other persons or entities retained by Muscle Maker in connection with the consummation of the transactions contemplated by this Agreement. In addition, Muscle Maker shall be responsible for all of its internal expenses incurred in connection with the consummation of the transactions contemplated by this Agreement (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit and the fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange as required hereunder. In no event shall Muscle Maker be responsible for any broker or similar commissions of Aggia.

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(h)	Indemnification.

(i)	Indemnification by Muscle Maker. Muscle Maker and its successors and assigns shall indemnify and hold harmless Aggia, the officers, directors, members, partners, agents and employees (and any other individuals or entities with a functionally equivalent role of a person holding such titles, notwithstanding a lack of such title or any other title) of Aggia, each individual or entity who controls Aggia (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act and the officers, directors, members, managers, partners, agents and employees (and any other individuals or entities with a functionally equivalent role of a person holding such titles, notwithstanding a lack of such title or any other title) of each such controlling individual or entity (each, a “Aggia Indemnified Party”), to the fullest extent permitted by applicable law, from and against any and all Losses, as incurred, arising out of or relating to (1) any untrue or alleged untrue statement of a material fact contained in a Registration Statement, any related prospectus or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any such prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading or (2) any violation or alleged violation by Muscle Maker of the Securities Act, the Exchange Act or any state securities law, or any rule or regulation thereunder, in connection with the performance of its obligations under this Agreement, except to the extent, but only to the extent, that (i) such untrue statements or omissions are based upon information regarding Aggia furnished to Muscle Maker by such party for use therein. Muscle Maker shall notify Aggia promptly of the institution, threat or assertion of any proceeding arising from or in connection with the transactions contemplated by this Agreement of which Muscle Maker is aware.

(ii)	Indemnification by Aggia. Aggia and its successors and assigns shall indemnify and hold harmless Muscle Maker, the officers, directors, members, partners, agents and employees (and any other individuals or entities with a functionally equivalent role of a person holding such titles, notwithstanding a lack of such title or any other title) of Muscle Maker, each individual or entity who controls the company (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, members, partners, agents and employees (and any other individuals or entities with a functionally equivalent role of a person holding such titles, notwithstanding a lack of such title or any other title) of each such controlling individual or entity (each, a “Muscle Maker Indemnified Party” with each Aggia Indemnified Party and Muscle Maker Indemnified Party being referred to as a “Registration Rights Indemnified Party”), to the fullest extent permitted by applicable law, from and against any and all Losses, as incurred, arising out of or relating to (1) any untrue or alleged untrue statement of a material fact contained in a Registration Statement, any related prospectus or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any such prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading or (2) any violation or alleged violation by Muscle Maker of the Securities Act, the Exchange Act or any state securities law, or any rule or regulation thereunder, in connection with the performance of its obligations under this Agreement, but only to the extent that such untrue statements or omissions are based upon information regarding Aggia furnished to Muscle Maker by such party for use therein. Aggia shall notify Muscle Maker promptly of the institution, threat or assertion of any proceeding arising from or in connection with the transactions contemplated by this Agreement of which Aggia is aware.

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(iii)	Contribution. If the indemnification under Section 13(h)(i) or Section 13(h)(ii), as applicable, is unavailable to an Registration Rights Indemnified Party or insufficient to hold an Registration Rights Indemnified Party harmless for any Losses, then the party responsible for indemnifying the Registration Rights Indemnified Party (the “Registration Rights Indemnifying Party”) shall contribute to the amount paid or payable by such Registration Rights Indemnified Party, in such proportion as is appropriate to reflect the relative fault of the Registration Rights Indemnifying Party and Registration Rights Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of the Registration Rights Indemnifying Party and Registration Rights Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, the Registration Rights Indemnifying Party or the Registration Rights Indemnified Party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include any reasonable attorneys’ or other fees or expenses incurred by such party in connection with any proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in Section 13(h) or Section 13(h)(i), as applicable, was available to such party in accordance with its terms. It is agreed that it would not be just and equitable if contribution pursuant to this Section 13(h)(ii) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding sentence.

(i)	Application. The provisions of this Section 13 shall be interpreted and enforced independently of the provisions set forth in Section 12.

Section 14. Limitation on Damages. In no event will any Party be liable to any other Party under or in connection with this Agreement or in connection with the Transactions for special, general, indirect or consequential damages, including damages for lost profits or lost opportunity, even if the Party sought to be held liable has been advised of the possibility of such damage.

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Section 15. Miscellaneous.

(a)	Notices. All notices under this Agreement shall be in writing. Notices may be served by certified or registered mail, postage paid with return receipt requested; by private courier, prepaid; by other reliable form of electronic communication; or personally. Mailed notices shall be deemed delivered five (5) days after mailing, properly addressed. Couriered notices shall be deemed delivered on the date that the courier warrants that delivery will occur. Electronic communication notices shall be deemed delivered when receipt is either confirmed by confirming transmission equipment or acknowledged by the addressee or its office. Personal delivery shall be effective when accomplished. Any Party may change its address by giving notice, in writing, stating its new address, to the other Parties. Subject to the forgoing, notices shall be sent as follows:

If to Muscle Maker or Sadot:

Muscle Maker, Inc.

Attn: Michael Roper

1751 River Run, Suite 200

Fort Worth, Texas 76107

Email: michael.roper@musclemakergrill.com

If to Aggia, to:

AGGIA LLC FZ

Attention: Benjamin Petel

Business Center 1, M Floor

The Meidan Hotel

And al Sheba, Dubai, U.A.E.

Email: ben@aggia.net

(b)	Accuracy of Statements. Each Party represents and warrants that no representation or warranty contained in this Agreement, and no statement delivered or information supplied to the other Parties pursuant hereto, contains an untrue statement of material fact or omits to state a material fact necessary in order to make the statements or information contained herein or therein not misleading. The representations and warranties made in this Agreement will be continued and will remain true and complete in all material respects and will survive the execution of the transactions contemplated hereby.

(c)	Entire Agreement. This Agreement, any Notes and the Operating Agreement set forth all the promises, covenants, agreements, conditions and understandings between the Parties, and supersede all prior and contemporaneous agreements, understandings, inducements or conditions, expressed or implied, oral or written, except as herein or therein contained.

(d)	Survival. The provisions of Section 7(d), Section 8, Section 12, Section 13, Section 14 and Section 15 of this Agreement, and any additional provisions as required to effect any of such Sections, shall survive any termination or expiration hereof, and provided that no expiration or termination of this Agreement shall excuse a Party for any liability for obligations arising prior to such expiration or termination.

(e)	Amendment. The Parties hereby irrevocably agree that no attempted amendment, modification, termination, discharge or change (collectively, “Amendment”) of this Agreement shall be valid and effective, unless the Parties shall unanimously agree in writing to such Amendment.

(f)	No Waiver. No waiver of any provision of this Agreement shall be effective unless it is in writing and signed by the Party against whom it is asserted, and any such written waiver shall only be applicable to the specific instance to which it relates and shall not be deemed to be a continuing or future waiver. No failure to exercise and no delay in exercising on the part of either of the Parties any right, power or privilege under this Agreement shall operate as a waiver of it, nor shall any single or partial exercise of any other right, power or privilege preclude any other or further exercise of its exercise of any other right, power or privilege

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(g)	Gender and Use of Singular and Plural. All pronouns shall be deemed to refer to the masculine, feminine, neuter, singular or plural, as the identity of the Party or Parties, or their personal representatives, successors and assigns may require.

(h)	Headings. The article and section headings contained in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of the Agreement.

(i)	Governing Law; Etc.

(i)	This Agreement, and any and all claims, proceedings or causes of action relating to this Agreement or arising from this Agreement or the transactions contemplated herein, including, without limitation, tort claims, statutory claims and contract claims, shall be interpreted, construed, governed and enforced under and in accordance with the substantive and procedural Laws of the State of Delaware in each case as in effect from time to time and as the same may be amended from time to time, without giving effect to the principles of conflicts of Law of the State of Delaware or any other State or jurisdiction.

(ii)	ANY LEGAL SUIT, ACTION OR PROCEEDING ARISING OUT OF OR BASED UPON THIS AGREEMENT, THE OTHER TRANSACTION DOCUMENTS OR THE CONTEMPLATED TRANSACTIONS SHALL BE INSTITUTED SOLELY IN THE FEDERAL COURTS OF THE UNITED STATES OF AMERICA OR THE COURTS OF THE STATE OF TEXAS, IN EACH CASE LOCATED IN NEW DALLAS COUNTY, TEXAS, AND EACH PARTY IRREVOCABLY SUBMITS TO THE PERSONAL JURISDICTION OF SUCH COURTS IN ANY SUCH SUIT, ACTION OR PROCEEDING. THE PARTIES IRREVOCABLY AND UNCONDITIONALLY WAIVE ANY OBJECTION TO THE LAYING OF VENUE OF ANY SUIT, ACTION OR ANY PROCEEDING IN SUCH COURTS AND IRREVOCABLY WAIVE AND AGREE NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

(iii)	EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS, THE PERFORMANCE THEREOF OR THE FINANCINGS CONTEMPLATED THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS Section 15(i)(ii).

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(iv)	Each of the Parties acknowledge that each has been represented in connection with the signing of this waiver by independent legal counsel selected by the respective Party and that such Party has discussed the legal consequences and import of this waiver with legal counsel. Each of the Parties further acknowledge that each has read and understands the meaning of this waiver and grants this waiver knowingly, voluntarily, without duress and only after consideration of the consequences of this waiver with legal counsel.

(j)	Severability; Expenses; Further Assurances. If any term, condition or other provision of this Agreement is determined by a court of competent jurisdiction to be invalid, illegal or incapable of being enforced by any rule of Law or public policy, all other terms, conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated by this Agreement is not affected in any manner materially adverse to any Party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the Parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated by this Agreement be consummated as originally contemplated to the fullest extent possible. Except as otherwise specifically provided in this Agreement, each Party shall be responsible for the expenses it may incur in connection with the negotiation, preparation, execution, delivery, performance and enforcement of this Agreement. The Parties shall from time to time do and perform any additional acts and execute and deliver any additional documents and instruments that may be required by Law or reasonably requested by any Party to establish, maintain or protect its rights and remedies under, or to effect the intents and purposes of, this Agreement.

(k)	Specific Performance. Each Party agrees that irreparable damage would occur if any provision of this Agreement were not performed in accordance with the terms hereof and that each Party shall be entitled to seek specific performance of the terms hereof in addition to any other remedy at law or in equity.

(l)	Attorneys’ Fees. If any Party hereto is required to engage in litigation against any other Party, either as plaintiff or as defendant, in order to enforce or defend any rights under this Agreement, and such litigation results in a final judgment in favor of such Party (“Prevailing Party”), then the party or parties against whom said final judgment is obtained shall reimburse the Prevailing Party for all direct, indirect or incidental expenses incurred, including, but not limited to, all attorneys’ fees, court costs and other expenses incurred throughout all negotiations, trials or appeals undertaken in order to enforce the Prevailing Party’s rights hereunder.

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(m)	Parties in Interest; Assignment; Third Party Beneficiaries; Novation.

(i)	This Agreement shall be binding upon and shall inure to the benefit of the Parties and their respective successors and permitted assigns. Other than as specifically set forth herein or in the Operating Agreement, no Party shall have any power or any right to assign or transfer, in whole or in part, this Agreement, or any of its rights or any of its obligations hereunder, including, without limitation, any right to pursue any claim for damages pursuant to this Agreement or the transactions contemplated herein, or to pursue any claim for any breach or default of this Agreement, or any right arising from the purported assignor’s due performance of its obligations hereunder, without the prior written consent of the other Parties and any such purported assignment in contravention of the provisions herein shall be null and void and of no force or effect.

(ii)	Subject to the immediately following sentence, this contract is strictly between the Parties and, except as specifically provided, no director, officer, stockholder, employee, agent, independent contractor or any other Person shall be deemed to be a third-party beneficiary of this Agreement. The Parties acknowledge and agree that each of the Initial Director and the Managing Member Representative are intended third-party beneficiaries of this Agreement and may enforce the provisions hereof as though a party hereto.

(iii)	In addition, subject to Muscle Maker’s consent, such consent not to be unreasonably withheld, Aggia may novate some or all of its obligations under this Agreement to any affiliated entity over which its principals retain control.

(n)	Execution in Counterparts, Electronic Transmission. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original and all of which taken together shall be but a single instrument. Counterparts may be delivered via facsimile, electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

[Signatures appear on following page]

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IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the Effective Date.

Muscle Maker, Inc.

By:	/s/ Michael Roper
Name:	Michael Roper
Title:	Chief Executive Officer

Sadot LLC

By:	Muscle Maker, Inc.
Its:	Managing Member

By:	/s/ Michael Roper
Name:	Michael Roper
Title:	Chief Executive Officer

AGGIA LLC FZ

By:	/s/ Benjamin Gorgey Petel
Name:	Benjamin Gorgey Petel
Title:	Director

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Annex B

Addendum 1 to Services Agreement

Dated as of November 17, 2022

This Addendum 1 to Services Agreement (“Addendum”) is made and entered into as of the date first set forth above (the “Addendum Date”), by and between (i) Muscle Maker, Inc., a Nevada corporation (“Muscle Maker”); (ii) Sadot LLC, a Delaware limited liability company and a wholly owned subsidiary of Muscle Maker (“Sadot”); and (iii) AGGIA LLC FZ, a company organized under the laws of United Arab Emirates (“Aggia”). Each of Muscle Maker, Sadot and Aggia may be referred to herein individually as a “Party” and collectively as the “Parties”.

WHEREAS, the Parties are all of the parties to that certain Services Agreement, dated as of November 14, 2022 (the “Services Agreement”) and now desire to set forth certain additional agreements of the Parties related to the Services Agreement and the transactions as set forth therein, and, pursuant to Section 15(e) of the Services Agreement the Parties may amend the Services Agreement in writing;

NOW, THEREFORE, in consideration of the mutual promises set forth herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

1.	Defined terms used herein without definition shall have the meanings given in the Services Agreement.

2.	The Parties acknowledge and agree that, for various reasons, it was not feasible for Aggia to nominate the Initial Director at the Closing pursuant to Section 2(c)(i) of the Services Agreement. The Parties therefore acknowledge and agree that Benjamin Petel shall be deemed to be the “Initial Director” and the “Managing Member Representative” for all purposes of the Services Agreement until such time as the Parties mutually agree that it is feasible for Aggia to nominate an Initial Director pursuant to Section 2(c)(i) of the Services Agreement, and that, until such time, Benjamin Petel shall be Managing Member Representative for purposes of the Operating Agreement.

3.	Other than as amended herein, the Services Agreement shall remain in full force and effect. Following the execution of this Addendum, any reference in the Services Agreement to the “Agreement” shall be deemed a reference to the Services Agreement as amended and addended by this Addendum.

4.	This Addendum shall be interpreted, construed, governed and enforced under and in accordance with the substantive and procedural Laws of the State of Delaware in each case as in effect from time to time and as the same may be amended from time to time, without giving effect to the principles of conflicts of Law of the State of Delaware or any other State or jurisdiction. This Addendum may be executed in multiple counterparts, each of which shall be deemed an original and all of which taken together shall be but a single instrument. Counterparts may be delivered via facsimile, electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

[Signatures appear on following page]

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IN WITNESS WHEREOF, the Parties hereto have executed this Addendum as of the Addendum Date.

Muscle Maker, Inc.

By:	/s/ Michael Roper
Name:	Michael Roper
Title:	Chief Executive Officer

Sadot LLC

By:	Muscle Maker, Inc.
Its:	Managing Member

By:	/s/ Michael Roper
Name:	Michael Roper
Title:	Chief Executive Officer

AGGIA LLC FZ

By:	/s/ Benjamin Gorgey Petel
Name:	Benjamin Gorgey Petel
Title:	Director

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Annex C

Limited Liability Company Operating Agreement

Of

Sadot LLC

November 16, 2022

i

Exhibit A Members, Capital Contributions, Units, Membership Interest

ii

Limited Liability Company Operating Agreement

Of

Sadot LLC

This Limited Liability Company Operating Agreement (this “Agreement”) of Sadot LLC, a Delaware limited liability company (the “Company”), is dated as of November 16, 2022, and is entered into by Muscle Maker, Inc., a Nevada corporation, as its sole initial Member (the “Initial Member”).

R E C I T A L S:

A.	The Company has heretofore been formed as a limited liability company under the Delaware Act (as defined below) pursuant to a Certificate of Formation filed with the Secretary of State of the State of Delaware on October 19, 2022.

B.	The Company and the Initial Member acknowledge the status of the Company initially, prior to the admission of one or more additional Persons (defined hereinafter) as Members, as an ignored entity for federal income tax purposes whose federal income taxable attributes, if any, would be deemed attributed solely to the Member as its sole Member; provided, however, owing to the contemplation of the imminent admission of one or more Persons as additional Members, upon such occurrence, the Company would be deemed to have become classified as a partnership for federal income tax purposes by default. Accordingly, this Agreement has been intentionally structured contemplating that eventuality, through its implementation of certain applicable concepts of federal partnership tax law, and prescription of certain processes and procedures incidental to such tax classification, that would become applicable only upon admission of such one or more Persons as additional Members.

NOW, THEREFORE, in consideration of the agreements and obligations set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Initial Member hereby agrees as follows:

Article I. General Provisions

Section 1.01 Definitions. For the purpose of this Agreement, the following terms shall have the following meanings:

(a)	“Affiliate” means, with respect to any Person, any other Person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such Person. For the purposes of this definition, the term “controls,” “is controlled by” or “under common control with” means, with respect to any Person, the possession, directly or indirectly, of the power to direct or cause the direction of the management policies of such Person, whether through the ownership of voting securities, by contract or otherwise. No Member shall be deemed to be an “Affiliate” of the Company solely by reason of being a Member of the Company.

(b)	“Agreement” has the meaning set forth in the preamble.

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(c)	“Aggia” has the meaning set forth in Section 2.01(b)

(d)	“BBA” means the Bipartisan Budget Act of 2015 as amended by the Protecting American from Tax Hikes Act of 2015, Pub. L. No.114-113, div. Q (the “PATH Act”), Section 411, whose operational provisions are contained in Internal Revenue Code Sections 6221 through 6241. The Company shall be bound by any final decision in a proceeding brought under the BBA with respect to the Company.

(e)	“Beneficial Owner” of a security is a Person who directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise has or shares: (i) voting power, which includes the power to vote, or to direct the voting of, such security and/or (ii) investment power, which includes the power to dispose, or to direct the disposition of, such security. The terms “Beneficially Own” and “Beneficial Ownership” shall have correlative meanings.

(f)	“Capital Contribution” means, with respect to each Member, the amount of cash or the Fair Value of any property contributed or deemed to be contributed by such Member, if any, to the capital of the Company from time to time pursuant to Section 3.01.

(g)	“Closing Date” has the meaning set forth in Section 4.03(b).

(h)	“Code” means the Internal Revenue Code of 1986, as amended from time to time.

(i)	“Commission” means the United States Securities and Exchange Commission.

(j)	“Company Minimum Gain” means “partnership minimum gain” as such term is defined in Regulation sections 1.704 2(b)(2) and 1.704 2(d).

(k)	“Company” has the meaning set forth in the preamble.

(l)	“Delaware Act” means the Chapter 18 of Subtitle II of Title 6 of the Delaware Code, referred to as the Delaware Limited Liability Company Act, as amended from time to time, and any successor thereto.

(m)	“Designated Jurisdiction” has the meaning set forth in Section 3.05.

(n)	“DGCL” means the General Corporation Law of the State of Delaware, 8 Del. C. Section 101, et seq., as amended, supplemented or restated from time to time, and any successor to such statute.

(o)	“Dissolution Event” has the meaning set forth in Section 7.01.

(p)	“Estimated Tax Distribution” has the meaning set forth in Section 3.05.

(q)	“Exchange Act” means the Securities Exchange Act of 1934, as amended, supplemented or restated from time to time and any successor to such statute, and the rules and regulations promulgated thereunder.

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(r)	“Bankruptcy” means, with respect to a Member (a “Bankrupt Member”) or the Company, the happening of any of the following: (i) the making of a general assignment for the benefit of creditors; (ii) the filing of a voluntary petition in bankruptcy or the filing of a pleading in any court of record admitting in writing an inability to pay debts as they become due; (iii) the entry of an order, judgment or decree by any court of competent jurisdiction adjudicating the Company or a Member to be bankrupt or insolvent; (iv) the filing of a voluntary petition or answer seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any statute, law or regulation; (v) the filing of an answer or other pleading admitting the material allegations of, or consenting to, or defaulting in answering, an involuntary bankruptcy petition filed against the Company or a Member in any bankruptcy proceeding; (vi) the filing of a voluntary application or other pleading or any action otherwise seeking, consenting to or acquiescing in the appointment of a liquidating trustee, receiver or other liquidator of all or any substantial part of the Company’s or a Member’s properties; (vii) the commencement against the Company or a Member of any proceeding seeking reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any statute, law or regulation which has not been quashed or dismissed within one hundred eighty (180) days; or (viii) the appointment without consent of the Company or such Member or acquiescence in the appointment of a liquidating trustee, receiver or other liquidator of all or any substantial part of the Company’s or a Member’s properties without such appointment being vacated or stayed within ninety (90) days and, if stayed, without such appointment being vacated within 90 days after the expiration of any such stay.

(s)	“Fair Value” means, with respect to securities or any other assets, other than cash, the fair market value as determined by the Managing Member.

(t)	“Fiscal Year” means each fiscal year of the Company (or portion thereof), which shall end on December 31 and shall be comprised of four fiscal quarters, ending on March 31, June 30, September 30 and December 31 of each year, provided, however, that, upon Termination of the Company, “Fiscal Year” means the period from the January 1 immediately preceding such Termination to the date of such Termination.

(u)	“Involuntary Transfer” has the meaning set forth in Section 4.09(a).

(v)	“Independent Third Party” means, with respect to any Member, any Person who is not an Affiliate of such Member and who is not the Managing Member.

(w)	“Initial Member” has the meaning set forth in the introductory paragraph hereto.

(x)	“Liabilities” has the meaning set forth in Section 5.02(b).

(y)	“Liquidating Trustee” has the meaning set forth in Section 7.02(a).

(z)	“Managing Member” has the meaning set forth in Section 2.01(a).

(aa)	“Member Nonrecourse Debt Minimum Gain” means an amount with respect to each Member Nonrecourse Debt equal to the Company Minimum Gain that would result if such Member Nonrecourse Debt were treated as a nonrecourse liability (as defined in Regulation section 1.752 1(a)(2)) determined in accordance with Regulation section 1.704 2(i)(3).

(bb)	“Member Nonrecourse Debt” means “partner nonrecourse debt” as such term is defined in Regulation section 1.704-2(b)(4).

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(cc)	“Member” or “Members” means the Initial Member and any other Person later admitted to the Company as a member, and provided that, if at any time there is only one Member of the Company, any reference herein to the “Members” shall be deemed a reference to the sole Member.

(dd)	“Membership Interest” shall mean the relative economic ownership interest of a Member in the Company at any particular time, expressed as a percentage equal to the number of Units owned by a Member divided by the total Units then issued and outstanding.

(ee)	“Net Income” is the excess of revenues from Company operations and items of gain on disposition of Company assets in excess of expenses of Company operations including all expenses paid to and accrued by Aggia under the Services Agreement (as defined below) or otherwise and losses on disposition of Company assets, and shall be determined under the accrual basis of accounting in accordance with US GAAP, provided that the expenses of the Initial Member’s existing business of fast casual restaurants and meal preparation companies shall not be taken into account in such calculations, and the expenses to be deducted with respect to corporate overhead shall be solely the Overhead Expenses.

(ff)	“Net Loss” is the excess of expenses of Company operations and losses on disposition of Company assets, which shall include but is not limited to the Overhead Expenses, in excess of revenues of Company operations and items of gain on disposition of Company assets, and shall be determined under the accrual basis of accounting in accordance with US GAAP.

(gg)	“Overhead Expenses” are (i) accounting relating to additional accounting staff engaged after the Closing Date and 25% of the Initial Member’s Chief Financial Officer’s salary, which shall be increased to 50% upon the Company generating in excess of $50 million in revenue on an annualized basis, (ii) auditing expenses incurred in auditing the Company; (iii) any tax obligations of the Company which shall be accrued at a rate of 12% and adjusted to the actual tax rate when such tax obligations become due; and (iv) any supportable incremental cost that the Initial Member would not have encumbered that is attributable to the Company.

(hh)	“Officers” has the meaning set forth in Section 2.05.

(ii)	“Person” means an individual, a corporation, a company, a voluntary association, a partnership, a joint venture, a limited liability company, a trust, an estate, an unincorporated organization, a governmental authority or other entity.

(jj)	“Proposed Transferee” has the meaning set forth in Section 4.04(a).

(kk)	“Protected Person” means: (i) the Managing Member and its Affiliates; (ii) any Members; (iii) any Officer; (iv) the Managing Member Representative; and (v) any Person who serves at the request of the Managing Member on behalf of the Company as an officer, director, partner, member, stockholder or employee of any other Person.

(ll)	“Record Date” means the date established by the Company for determining (a) the identity of the Record Holders entitled to notice of, or to vote at, any meeting of Members or entitled to exercise rights in respect of any lawful action of Members or (b) the identity of Record Holders entitled to receive any report or Distribution or to participate in any offer.

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(mm)	“Record Holder” or “holder” means the Person in whose name such Units are registered on the books of the Company as of the opening of business on a particular Business Day.

(nn)	“Reviewed Year” has the meaning ascribed to said phrase under BBA Section 6225(d)(1).

(oo)	“Sale Transaction” means a transaction or series of transactions involving the sale, lease, transfer, conveyance or other disposition, in one transaction or a series of related transactions to any Person for value, of fifty-one percent (51%) or more of the assets of the Company.

(pp)	“Sale Notice” has the meaning set forth in Section 4.04(b).

(qq)	“Selling Member” has the meaning set forth in Section 4.04(a).

(rr)	“Services” has the meaning set forth in Section 2.02.

(ss)	“Small Partnership Election” means an election by the Partnership under Section 6221(b) of the Code.

(tt)	“Substitute Member” means a Person who is admitted as a Member of the Company pursuant to Article IV as a result of a Transfer of Units to such Person.

(uu)	“Tag-along Member” has the meaning set forth in Section 4.04(a).

(vv)	“Tag-along Notice” has the meaning set forth in Section 4.04(c).

(ww)	“Tag-along Period” has the meaning set forth in Section 4.04(c).

(xx)	“Tag-along Sale” has the meaning set forth in Section 4.04(a).

(yy)	“Termination” means the date of the cancellation of the Certificate of Formation of the Company following the end of the Winding Up Period by the filing of a Certificate of Cancellation of the Company with the Secretary of State of the State of Delaware.

(zz)	“Transfer” means, with respect to a Unit and the associated Membership Interest, a transaction by which the Record Holder of a Unit assigns such Unit to another Person who is or becomes a Member, and includes a sale, assignment, gift, exchange or any other disposition by law or otherwise, including any transfer upon foreclosure of any pledge, encumbrance, hypothecation or mortgage.

(aaa)	“Transferee” means a Person to whom one or more Units are proposed to be Transferred.

(bbb)	“Unit” has the meaning set forth in Section 2.07.

(ccc)	“Winding Up Period” means the period from the Dissolution Event to the Termination of the Company.

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Section 1.02 Name. The name of the Company is “Sadot LLC.” All business of the Company shall be conducted under such name. The Managing Member may elect to change the name of the Company at any time.

Section 1.03 Principal Office. The principal office of the Company shall be at a location as determined by the Managing Member either within or outside of the United States. The Company shall keep its books and records at its principal office. As of the date hereof, the principal office address of the Company is 1751 River Run, Suite 200, Fort Worth, Texas 76107, provided that the Managing Member may decide to change such principal office address.

Section 1.04 Registered Office and Registered Agent. The street address of the registered office of the Company in the State of Delaware shall be as selected by the Managing Member. The Managing Member may elect to change the registered office and the registered agent of the Company at any time.

Section 1.05 Term. The Company was formed on October 19, 2022 and shall continue its regular business activities until the Company is dissolved.

Section 1.06 Purpose and Powers.

(a)	The Company is organized for the purposes of undertaking such activities as determined by the Managing Member and, subject to the terms and conditions herein and of the Delaware Act, the Members, which are permitted by applicable law and engaging in activities incidental or ancillary thereto.

(b)	The Company shall possess and may exercise all the powers and privileges granted by the Delaware Act or by any other law or by this Agreement, together with any powers incidental thereto, which are necessary or convenient to the conduct, promotion or attainment of the business, purposes or activities of the Company.

(c)	In addition to the foregoing, the Company has been formed for the following purposes and scopes:

(i)	The trading of all types of agricultural commodities;

(ii)	The chartering of vessels on short term (voyage) and on long term (time charter) or of bareboat charters as the Company’s business requires from time to time;

(iii)	The acquisition of assets which are ancillary to the business as set forth in this Section 1.06(c) including, without limitation, acquisitions of farms or other plantations in various jurisdictions.

Article II. Management, Members and Units

Section 2.01 Managing Member.

(a)	The Company shall be a member-managed limited liability company as set forth in Section 402 of the Delaware Act, and shall be managed by the Initial Member as the managing member (the “Managing Member”).

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(b)	The Member acknowledges and agrees that pursuant to the Services Agreement dated as of November 14, 2022 (the “Services Agreement”), by and between (i) the Initial Member; (ii) the Company; and (iii) AGGIA LLC FZ, a company organized under the laws of United Arab Emirates (“Aggia”), Aggia has agreed to provide certain services to the Company. Notwithstanding the fact that the Initial Member is the managing member of the Company, the Member, and the Initial Member in its capacity as the Managing Member, hereby agrees the sole person who shall have the right to make any decisions for the Managing Member with respect to the Company, or to take any actions on behalf of the Company shall be the Managing Member Representative (as defined in the Services Agreement) provided that such decisions shall be made in accordance with the Protocol (as defined in the Services Agreement). The Managing Member Representative shall have the sole power and authority to execute documents and agreements on behalf of the Initial Member in its capacity as managing member solely with respect to the Company, and to bind the Initial Member to such documents or agreements solely in its role as managing member, subject to the Protocol, provided that any other officer of the Initial Member may execute this Agreement on the Effective Date on behalf of the Company and provided that the Managing Member Representative may give power and authority to the Chief Executive Officer and Chief Financial Officer of Muscle Maker to execute documents and agreements on behalf of the Company, and to bind Sadot to such documents or agreements. The Managing Member Representative may be terminated and replaced as set forth in the Services Agreement.

(c)	Except as otherwise expressly provided in this Agreement or as required by the Delaware Act, the Managing Member shall have complete and exclusive discretion in the management and control of the affairs and business of the Company, and shall possess all powers necessary, convenient or appropriate to carrying out the purposes and business of the Company, including doing all things and taking all actions necessary to carry out the terms and provisions of this Agreement. Any Person not a party to this Agreement dealing with the Company shall be entitled to rely conclusively upon the power and authority of the Managing Member to bind the Company in all respects, and to authorize the execution of any and all agreements, instruments and other writings on behalf of and in the name of the Company as and to the extent set forth in this Agreement.

(d)	Subject to the terms and conditions herein, all decisions regarding the management and operations of the Company shall be made by the Managing Member, provided, however, that the Managing Member may designate any Officers of the Company to have control or authority with respect to one or more decisions or areas of operation, and may include such limitations or restrictions on such power as they may deem reasonable.

(e)	The Managing Member shall directly, or indirectly through one or more Affiliates or third parties as described herein, engage and maintain personnel for the purpose of operating the Company, acquiring and operating the assets and providing the Services to the Company.

(f)	Nothing herein shall prevent the Managing Member from providing additional services not otherwise set forth herein, and any such additional Services shall be deemed to be included within the definition of “Services”.

(g)	The Managing Member may designate any Officers of the Company, which officers may be affiliates of the Managing Member, to have control or authority with respect to one or more decisions or areas of operation, and may include such limitations or restrictions on such power as the Managing Member may deem reasonable.

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Section 2.02 Managing Member Services and Responsibilities. The Members and the Managing Member agree that, in connection with the operations of the Company, the Managing Member shall be responsible for the services to be provided to the Company (collectively, the “Services”):

(a)	General day to day operations of the Company;

(b)	Selecting, engaging and terminating employees and service providers for the Company;

(c)	Acquiring and maintaining assets for the Company’s operations;

(d)	Negotiating, executing and enforcing contracts and other agreements for the Company;

(e)	Providing custodial and storage services for the assets of the Company;

(f)	maintaining asset-level insurance requirements for the assets and operations of the Company;

(g)	other services deemed necessary or appropriate by the Managing Member it its discretion to maintain and operate the assets and the operations of the Company;

(h)	entity-level services for the Company, including:

(i)	oversight and management of banking activities;

(ii)	management of preparation and filing of SEC and other corporate filings;

(iii)	financial, accounting and bookkeeping services, including retention of an auditor for the Company;

(iv)	record-keeping, shareholder registrar and regulatory compliance;

(v)	providing listing services, subject to the applicable law;

(vi)	tax reporting services;

(vii)	bill payment;

(viii)	selecting and negotiating insurance coverage for the Company, including operational errors and omissions coverage and Managing Members’, directors’ and officers’ coverage;

(ix)	maintain the Company’s membership ledger and coordinating activities of the Company’s transfer agent, escrow agent and related parties;

(x)	software services; and

(i)	transactional, extraordinary or non-routine services, including:

(j)	legal and professional transactional services;

(k)	negotiation of terms of potential acquisition of assets for or the sale of the assets of the Company and the execution thereof;

(l)	obtaining appraisals and statements of condition in connection with a sale transaction relating to the assets and operations of the Company;

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(m)	other transaction-related services, cost, payments and expenditures relating to the assets and operations of the Company;

(n)	administrative services in connection with liquidation or winding up of the Company;

(o)	managing litigation, judicial proceedings or arbitration, including the defense and or settlement of any claims; and

(p)	other non-routine or extraordinary services.

Section 2.03 Specific Approval Requirements. Notwithstanding anything herein to the contrary, the Managing Member Representative is not authorized to take any action in connection with the following actions or events and the prior written approval of both the Initial Member and Aggia shall be required prior to the Company undertaking any of the following actions or events:

(a)	Creating or issuing any additional Units;

(b)	Admitting any Person as a Member of the Company;

(c)	Merging or consolidating the Company with another Person;

(d)	Undertaking any Sale Transaction;

(e)	Making any Distributions;

(f)	Amending this Agreement;

(g)	Approving, subject to the conditions of this Agreement, the transfer of Units to an existing Member or to any other Person;

(h)	Naming any Managing Member of the Company; or

(i)	Entering into any agreement to do any of the foregoing.

Section 2.04 Expenses. The Company will make a payment in cash to the Initial Member in amount equal to the Overhead Expenses on a monthly basis.

Section 2.05 Officers; Authorized Persons. At any time, the Managing Member may appoint and replace individuals as officers or agents of the Company (“Officers”) with such titles as the Managing Member may elect to act on behalf of the Company with such power and authority as the Managing Member may delegate to such persons. Any number of offices may be held by the same person. Officers shall hold their offices for such terms as shall be determined from time to time by the Managing Member. Each Officer shall have the powers, rights and obligations as designated by the Managing Member. The Officers shall hold office until their successors are chosen and qualified. Any Officer may be removed at any time, with or without cause, by the Managing Member. The Officers may also be officers or employees of other Persons. The Officers, to the extent of their powers set forth in this Agreement or otherwise vested in them by action of the Managing Member not inconsistent with this Agreement, are agents of the Company for the purpose of the Company’s business and the actions of the Officers taken in accordance with such powers shall bind the Company. Except to the extent otherwise provided herein, each Officer shall have a fiduciary duty of loyalty and care as set forth in the Delaware Act. No Officer shall at any time serve as trustee in bankruptcy for any Affiliate of the Company.

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Section 2.06 Members.

(a)	A Person shall be admitted as a Member, subject to the approval of the Members representing 100% of the Units outstanding, and shall become bound by, and shall be deemed to have agreed to be bound by, the terms of this Agreement if such Person purchases or otherwise lawfully acquires any Unit, and such Person shall become the Record Holder of such Unit, in accordance with the provisions of this Agreement. A Person may not become a Member without acquiring one or more Units.

(b)	The name and mailing address of each Member or such Member’s representative shall be listed on the books and records of the Company maintained for such purpose by the Company.

(c)	Except as otherwise provided in the Delaware Act, the debts, obligations and liabilities of the Company, whether arising in contract, tort or otherwise, shall be solely the debts, obligations and liabilities of the Company, and the Members shall not be obligated personally for any such debt, obligation or liability of the Company solely by reason of being a Member of the Company.

(d)	Except to the extent expressly provided in this Agreement: (i) no Member shall be entitled to the withdrawal or return of any Capital Contribution, except to the extent, if any, that distributions made pursuant to this Agreement or upon dissolution of the Company may be considered as such by law and then only to the extent provided for in this Agreement; (ii) no Member shall have priority over any other Member either as to the return of Capital Contributions or as to profits, losses or distributions; (iii) no interest shall be paid by the Company on Capital Contributions; and (iv) no Member, in its capacity as such, shall participate in the operation or management of the Company’s business, transact any business in the Company’s name or have the power to sign documents for or otherwise bind the Company by reason of being a Member.

(e)	Any Member shall be entitled to and may have business interests and engage in business activities in addition to those relating to the Company, including business interests and activities in direct competition with the Company. Neither the Company nor any of the other Members shall have any rights by virtue of this Agreement in any such business interests or activities of any Member.

Section 2.07 Membership Interests. The total of the Membership Interests in the Company shall be represented by a number of units (each a “Unit”) all of which shall have the same rights, powers and duties, except as otherwise set forth in this Agreement. All of the Units issued and outstanding at any time shall constitute 100% of the Membership Interests of the Company. The Units and corresponding Membership Interests of the Members shall be as set forth on Exhibit A attached hereto, which may be updated as set forth herein. The name and mailing address of each Member or such Member’s representative shall be listed on the books and records of the Company maintained for such purpose by the Company.

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Section 2.08 No Certificates. Units shall be recorded in book entry form and shall not be certificated. No Member shall have the right to require the Company to issue physical certificates representing Units for any reason, except as may be required by applicable law.

Section 2.09 Record Holders. The Company shall be entitled to recognize the Record Holder as the owner of a Unit and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such Unit on the part of any other Person, regardless of whether the Company shall have actual or other notice thereof, except as otherwise provided by law. Without limiting the foregoing, when a Person (such as a broker, dealer, bank, trust company or clearing corporation or an agent of any of the foregoing) is acting as nominee, agent or in some other representative capacity for another Person in acquiring and/or holding Units, as between the Company on the one hand, and such other Persons on the other, such representative Person shall be the Record Holder of such Units.

Section 2.10 Initial Units. Upon execution of this Agreement, the Initial Member shall be issued the Units as set forth on Exhibit A which shall, as of such time, constitute all of the Membership Interests of the Company.

Section 2.11 Provision of Services by Third Parties. The Managing Member shall, to the extent it determines that it would be advisable in connection with or incidental to the activities contemplated hereby, arrange for and coordinate the services of other professionals, experts and consultants to provide any or all of the Services, in which case, the costs and expenses of such third parties for providing such services shall be borne by the Company, and the Managing Member shall be entitled to reimbursement for third party costs incurred in connection with Services described in herein.

Section 2.12 Independent Contractor; Authority. The management, policies and operations of the Company, and the terms and conditions thereof, shall be the responsibility of the Managing Member.

Section 2.13 Obligations of Managing Member Not Exclusive.

(a)	The obligations of the Managing Member to the Company are not exclusive. The Managing Member may, in its discretion, render the same or similar services as rendered to the Company to any Person or Persons whose business may be in direct or indirect competition with the Company, including other Affiliates of the Managing Member.

(b)	Notwithstanding the definition of the “Services” as set forth above, it is acknowledged and agreed by the Company that Managing Member carries no professional financial or legal or accounting licenses, and is not rendering legal advice or performing accounting services, nor acting as an investment advisor or broker/dealer within the meaning of the applicable state and federal securities laws.

Section 2.14 Bank Accounts. The Company shall open a bank account at Bank of America shall and the financial contributions of the Members shall be deposited in such account within 30 Business Days of the date hereof.

Section 2.15 Voting.

(a)	Each Unit shall have one vote on any matter submitted to the Members for a vote or any matter on which the Members are entitled to vote on hereunder or on which the Members are required to vote pursuant to the Delaware Act.

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(b)	In determining any action or other matter to be undertaken by or on behalf of the Company on which the Members have a right to vote pursuant to the provisions herein, each Member shall be entitled to cast a number of votes equal to the number of Units that such Member holds, with the power to vote, at the time of such vote. Unless otherwise set forth in this Agreement, or otherwise required by the Delaware Act, the taking of any action by the Company which required a vote of the Members as set forth above shall be authorized by the affirmative vote of a majority of the Units, subject to any approval of the Managing Member as required herein.

Article III. Capital Contributions, Capital Accounts and Distributions

Section 3.01 Capital Contributions. Persons seeking to become a member shall be required to purchase or acquire Units and make capital contributions in such forms and in such amounts and at such times as the Members representing 100% of the Units outstanding may require, if any, in its sole discretion (any, a “Capital Contribution”) whereupon a capital account for a new Member will be established, and, if applicable, accreted, in the amount of such Member’s Capital Contribution or based upon the fair market value of property contributed, and the new Member shall be issued a number of Units as determined by the Managing Member, and the Managing Member shall update Exhibit A attached hereto accordingly. The provisions of this Section 3.01 are solely intended for the benefit of the Members and the Managing Member and, to the fullest extent permitted by law, shall not be construed as conferring any benefit upon any creditor of the Company (and no such creditor shall be a third-party beneficiary of this Agreement). The Members shall have no duty or obligation to any creditor of the Company to make any contribution to the Company. In the event that the Company requires additional funding beyond that contributed to the Company on the date hereof, such additional financial contributions shall be made equally by the Members when and as jointly agreed to by the Mangers.

Section 3.02 Capital Account

(a)	There shall be established for each Member on the books of the Company a Capital Account in accordance with Section 704 of the Code and the Treasury Regulations promulgated thereunder.

(b)	At the close of each Fiscal Year, and at certain other periods, as in the case of a withdrawal, there shall be determined for each Member, such Member’s closing Capital Account which shall be determined by adjusting such Member’s opening Capital Account for such period, as the case may be as follows: Net Income or Net Loss of the Company will be allocated to all Members in a manner such that the Capital Account of each Member, immediately after making such allocation, is, as nearly as possible, equal (proportionately) to (i) the Distributions that would be made to such Members pursuant to Section 3.04 and Article VII if the Company were dissolved, its affairs wound up and its assets sold for cash, all Company liabilities were satisfied, and the net assets of the Company were distributed in accordance with Section 3.04 to the Members immediately after making such allocation, minus (ii) such Member’s share of Company Minimum Gain and Member Nonrecourse Debt Minimum Gain, computed immediately prior to the hypothetical sale of assets.

(c)	In the event the Company is terminated during any period in accordance with Article VII, the closing Capital Accounts of the Members for such Fiscal Year then completed will be determined as of the date of termination of the Company in the manner provided in this Section 3.02.

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(d)	In the event that property (other than cash) is contributed (or deemed contributed pursuant to the provisions of Section 708 of the Code) by a Member to the Company, the computation of Capital Accounts shall be adjusted as follows:

(i)	the contributing Member’s Capital Account shall be increased by the fair market value of the property contributed to the Company by the Member, net of liabilities taken or accrued by the Company in respect to such capital contributed; and

(ii)	the adjustments required by Treas. Reg. Sections 1.704-1(b)(2)(iv)(a) and 1.704-1(b)(4)(i) shall be made to such Member’s Capital Account.

(e)	In the event that property is distributed (or deemed distributed pursuant to the provisions of Section 708 of the Code) by the Company to a Member, the following special rules shall apply:

(i)	the Capital Account of the Member receiving a Distribution shall be adjusted as provided in Treas. Reg. Section 1.704-1(b)(2)(iv)(e) to reflect the manner in which the unrealized income, gain, loss and deduction inherent in such property (that has not already been reflected in the Member’s Capital Account) would be allocated to such Member if there were a taxable disposition of such property for its fair market value on the date of Distribution; and

(ii)	the Capital Account of the Member receiving the Distribution from the Company shall be charged with the fair market value of the property at the time of Distribution (net of liabilities taken or accrued by such Member with respect to such property is considered to assume or take subject to under Section 752 of the Code).

(f)	In the event the value of Company’s assets is adjusted pursuant to the terms of this Agreement, the Capital Accounts of all Members shall be adjusted simultaneously to reflect the aggregate net adjustment as if the Company recognized gain or loss equal to the amount of such aggregate net adjustment.

(g)	For each Fiscal Period, items of income, deduction, gain, loss or credits shall be allocated for tax purposes among the Members in such manner as to reflect equitably amounts credited or debited to each Member’s Capital Account pursuant to this Section 3.02 for the current and prior Fiscal Year. Such allocation shall be made pursuant to the principles of Section 704(c) of the Code, and in conformity with Regulations Sections 1.704-1(b)(2)(iv)(f) and 1.704-1(b)(4)(i) promulgated thereunder, or the successor provisions to such Section and Regulations. Notwithstanding anything to the contrary in this Agreement, there shall be allocated to the Members such gains or income as shall be necessary to satisfy the “qualified income offset” requirement of Regulations Section 1.704-1(b)(2)(ii)(d).

(h)	In the event a Member withdraws part or all of its Capital Account from the Company, the Managing Member, in its sole discretion, may make a special allocation to said Member for federal income tax purposes of the net capital gains or losses recognized by the Company in such a manner as will reduce the amount, if any, by which such Member’s Capital Account differs from such Member’s federal income tax basis in such Member’s Units before such allocation.

(i)	If all or a portion of a Member’s Units are Transferred in accordance with the terms of this Agreement, the transferee shall succeed to the Capital Account of the transferor to the extent it relates to the Units and associated Membership Interest so transferred.

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Section 3.03 Compliance with Internal Revenue Code and Regulatory Allocations. All adjustments to the Capital Accounts and allocations of the taxable and economic elements of the Company shall comply with applicable provisions of the Internal Revenue Code and Treasury Regulations, including Section 704 of the Internal Revenue Code and its corresponding Treasury Regulations, including, but not limited to, those respective to the following (the “Regulatory Allocations”): (a) qualified income offsets; (b) minimum gain chargebacks; (c) deductions attributable to nonrecourse debt; and (d) non-deductible expenditures. This Agreement shall be interpreted as if each such Regulatory Allocations, and all of the penultimate provisions of Section 704 and its corresponding Treasury Regulations and any other applicable provisions of the Internal Revenue Code and Treasury Regulations, were expressly recited within this Agreement.

Section 3.04 Distributions

(a)	The Company, in the sole discretion of the Managing Member, in the event there are Available Funds, may make distributions thereof (“Distributions”) to Members as set forth herein. “Available Funds” means the Company’s gross cash receipts from operations, including the excess of Net Income, less the sum of: (1) payments of principal, interest, charges and fees pertaining to any of the Company’s indebtedness; (2) costs and expenses incurred in the conduct of the Company’s business; and (3) amounts reserved to meet the reasonable needs of the Company’s business, including, without limitation, reserves for legal costs of the Company and for service and accounting fees related to the Company’s operations. Notwithstanding anything herein to the contrary, no Member may receive a Distribution to the extent that, after giving effect to the Distribution, all liabilities of the Company (other than to a Member on account of its Units and liabilities for which the recourse of creditors is limited to specific property of the Company) exceed the fair market value of the assets of the Company (except that property that is subject to a liability for which the recourse of the creditors is limited to such property shall be included in the assets of the Company only to the extent the fair market value of such property exceeds that liability). In the event of a Distribution to a Member that would be deemed violative of applicable law, the applicable Member may be required to return such Distribution to the Company. Each Distribution in respect of any Units shall be paid by the Company or through any other Person or agent, only to the Record Holder of such Units as of the Record Date set for such Distribution. Such payment shall constitute full payment and satisfaction of the Company’s liability in respect of such payment, regardless of any claim of any Person who may have an interest in such payment by reason of an assignment or otherwise.

(b)	Other than distributions pursuant to Section 3.05, if the Managing Member declares and determines to make any Distribution of cash or other assets to the Members, all such Distributions shall be made to the Members pro rata based on their respective ownership of Units.

(c)	Except as otherwise provided herein or as required by law, no Member shall be required to restore or repay to the Company any funds properly distributed to it pursuant to this Section 3.04.

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Section 3.05 Tax Distributions. Notwithstanding Section 3.04, within ninety (90) days of the end of each Fiscal Year, the Company may, at the discretion of the Managing Member, make a Distribution to each holder of Units out of any Available Funds of an amount equal to the excess of (A) the sum of (i) the product of (x) the amount of net income and gain taxable at ordinary tax rates allocated with respect to such Units (as shown on Schedule K-1 to the Company’s IRS Form 1065) for such Fiscal Year and all prior Fiscal Years and (y) the maximum marginal rate of federal, state and local income tax applicable to an individual subject to tax in Dallas, Texas (the “Designated Jurisdiction”) with respect to such income or gain, (ii) the product of (x) the amount of net income and gain taxable at long-term capital gains rates allocated with respect to such Unit (as shown on Schedule K-1 to the Company’s IRS Form 1065) for such Fiscal Year and all prior Fiscal Years and (y) the maximum marginal rate of federal, state and local income tax applicable to an individual subject to tax in the Designated Jurisdiction with respect to such income or gain and, (iii) in the event of allocation by the Company of net income or gain taxable at a rate other than the ordinary or long-term capital gains rates contemplated in clauses (i) and (ii) above, the product of (x) the amount of such net income and gain taxable at such other rate allocated with respect to such Unit (as shown on Schedule K-1 to the Company’s IRS Form 1065) for such Fiscal Year and all prior Fiscal Years and (y) the maximum marginal rate of federal, state and local income tax applicable to an individual subject to tax in the Designated Jurisdiction with respect to such income or gain, over (B) the cumulative cash Distributions previously made with respect to such Units pursuant to this Section 3.05 and Section 3.04 during such Fiscal Year and all prior Fiscal Years. The determination of the tax rates to be used for purposes of the preceding sentence shall be made by the Managing Member in its good faith discretion after consulting with the Company’s tax advisors, taking into account among other things changes in applicable tax rates over the relevant period, the deductibility of state and local taxes and any limitations on the ability of an individual to deduct any items of expense or loss under United States federal income tax principles. For the avoidance of doubt, the references to “net income and gain” in clauses (A)(i)(x), (A)(ii)(x), and (A)(iii)(x) above shall mean that amount of such gross income and gain of the Company allocated with respect to such Units for all such Fiscal Years reduced by the gross amount of loss and deduction allocated with respect to such Units for all such Fiscal Years that is available as an offset to such income and gain. Without prejudice to the foregoing, the Company may make a Distribution out of any available cash of the Company (as determined by the Managing Member) to each holder of Units as soon as practicable following the close of each Estimated Tax Period (each an “Estimated Tax Distribution”) of each Fiscal Year in amounts equal to the estimated tax liability of each holder of Units relating to such Estimated Tax Period (as estimated by the Managing Member in its good faith discretion after consulting with the Company’s tax advisors and based on the results of such quarter and using the methodology and assumptions described in the preceding sentences). Estimated Tax Distributions made during a Fiscal Year shall be treated as advances and shall reduce the Distributions otherwise distributable in accordance with the first sentence of this Section 3.05 for such Fiscal Year, and upon prior written notice, if the amount of Estimated Tax Distributions for a Fiscal Year exceed the amount otherwise distributable in accordance with the first sentence of this Section 3.05, the excess distributed to such Member shall be credited against and reduce Distributions that would otherwise be made to such Member pursuant to this Section 3.05 with respect to subsequent Fiscal Years, and if the amount of Estimated Tax Distributions for a Fiscal Year is less than the amount otherwise distributable in accordance with the first sentence of this Section 3.05, the Company may distribute the shortfall to the Members within sixty (60) days of the end of such Fiscal Year. Notwithstanding the foregoing, Distributions pursuant to this Section 3.05 shall not be available to a Member with respect to any guaranteed payment under Code Section 707(c) or any payment to a Member not in his, her or its capacity as a Member under Code Section 707(a). Distributions effected pursuant to this Section 3.05 with respect to each Unit shall be applied to, treated as included in, and reduce the next succeeding Distribution(s) (without double counting) to be made with respect to each such Unit pursuant to this Agreement as necessary to ensure that, over the period of time since such Unit was issued and outstanding, the aggregate amount distributed respect to each such Unit under this Agreement shall be equal to the amount which such Unit would have been distributed under this Agreement had there been no Distributions pursuant to this Section 3.05 and had this Section 3.05 not been part of this Agreement, as reasonably determined in good faith by the Managing Member.

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Section 3.06 Allocations. The Members acknowledge and agree that the Company’s compliance with the Treasury Regulations, as provided for in, or integrated by reference into, this Agreement, has the potential under certain circumstances to result in special Regulatory Allocations to the Capital Accounts that are not intended by the Members. If any Regulatory Allocations cause unintended and material net adjustments to the Capital Accounts, the Company shall attempt, based on the good faith determination of the Members and in a manner consistent with this Agreement, to restore the Capital Account balances that would have existed for all Members in the absence of the Regulatory Allocations. Any such restoration of Capital Account balances shall be achieved through additional and offsetting allocations of the Company’s Net Income and Net Losses, and such other elements as would be contemplated by the Treasury Regulations as elements of income, gain, profits, losses, expenses, deductions or other economic items (as applicable).

Article IV. Transfer of Units

Section 4.01 Transfer of Units.

(a)	Any Transfer of any Units shall only be completed subject to the compliance by the Member and the proposed transferee with this Agreement and in all cases subject to compliance with all applicable laws. No charge shall be imposed by the Company for such Transfer; provided, that as a condition to the issuance of Units the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed with respect thereto.

(b)	By acceptance of the Transfer of any Unit, each transferee of a Unit (including any nominee holder or an agent or representative acquiring such Units for the account of another Person) (i) shall be admitted to the Company as a Substitute Member with respect to the Units so Transferred to such transferee when any such Transfer or admission is reflected in the books and records of the Company, (ii) shall be deemed to agree to be bound by the terms of this Agreement, (iii) shall become the Record Holder of the Units so transferred, (iv) grants powers of attorney to the Officers of the Company and any Liquidating Trustee, as specified herein, and (v) makes the consents and waivers contained in this Agreement. The Transfer of any Units and the admission of any new Member shall not constitute an amendment to this Agreement.

Section 4.02 Procedure for Transfer.

(a)	Prior to undertaking any Transfer of Units, a Member shall provide to the Managing Member information with respect to any proposed Transferee, such information to include such Transferee’s name, address, a description of his, her or its current and historical business operations, any proven or charged criminal conduct, any ligation involving such Transferee, and any other matters and information as requested by the Managing Member. The Managing Member shall evaluate the Transferee and shall make a determination as to whether such Transferee would be acceptable to the Company as a Member. No Transfer shall be permitted unless the Members representing 100% of the Units outstanding consent in writing to the proposed Transferee becoming a Member.

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(b)	For the avoidance of doubt the parties hereto acknowledge and agree that this Section 4.02 shall not apply to any Transfer of Units to an existing Member who is a Member as of the date of such proposed or actual Transfer.

(c)	Prior to undertaking any Transfer of Units which has been approved in accordance with this Section 4.02 as set forth herein and for which the Member proposing to Transfer any such Units has complied with the provisions of this Section 4.02, the Member proposing to Transfer any such Units shall thereafter first comply with the provisions of Section 4.03 and second and thereafter comply with the provisions of Section 4.04.

Section 4.03 Right of Refusal

(a)	Any references in this Section 4.03 to a Unit shall be deemed a reference solely to any Unit which is intended to be Transferred.

(b)	In the event a Member voluntarily desires to Transfer its Unit(s) to any Person, said Member (the “Offering Member”), shall send a written notice containing the terms and conditions of the proposed Transfer, the proportion of its Unit(s)s that the Offering Member proposes to Transfer, the price therefor on a per-Unit basis, which price must be equal for each Unit proposed to be Transferred (the “Offer Price”) and the proposed date for the closing of the Transfer (the “Closing Date”) which may be no sooner than fifty (50) days and no more than eighty (80) days following the date of the notice, to the Company and to the other Members at the addresses listed in the records of the Company (the “Offering Notice”).

(c)	Upon receipt of the Offering Notice, the other Members, other than the Offering Member, shall have the right (the “Right of First Refusal”), for a period of thirty (30) days to elect to purchase all or a portion of such Offering Member’s Unit(s) at the Offer Price. In the event that more than one Member elects to purchase the available Offering Member’s Unit(s), then the available Offering Member’s Unit(s) shall be apportioned amongst the Members in proportion to their respective ownership of Units (calculated without consideration of the ownership of the Offering Member, if applicable). In the event that the Members elect to purchase all or a portion of the available Offering Member’s Unit(s), the Members shall thereafter have the right to purchase all, or such portion of the Offering Member’s Unit(s) in proportion to their respective ownership of Units, at the Offer Price (or applicable portion thereof in the event that the Members elect to purchase a portion of the available Unit(s)) and such sale shall occur in accordance with the terms and conditions set forth in the Offering Notice.

(d)	In the event that the Members do not elect to purchase 100% of the available Offering Member’s Unit(s) pursuant to this Section 4.03, then the Offering Member shall have the right, subject to compliance with the remainder of this Agreement to Transfer any remaining portion of the Offering Member’s Unit(s) not acquired by the Members pursuant to the Right of First Refusal to the Transferee in accordance with the terms and conditions set forth in the Offering Notice and as set forth herein. Any modifications to the terms and conditions of the proposed Transfer shall require a new Offering Notice and compliance again with the terms of this Article IV, including the exercise or waiver of the Right of First Refusal.

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Section 4.04 Tag-Along Rights.

(a)	If a Member (the “Selling Member”) proposes to sell any shares of its Units to an Independent Third Party (the “Proposed Transferee”) and the other Members have not elected to purchase 100% of the available Offering Member’s Unit(s) pursuant to Section 4.03, each Member (each, a “Tag-along Member”) shall be permitted to participate in such sale (a “Tag-along Sale”) on the terms and conditions set forth in this Section 4.04 with respect to any such remaining Units held by the Selling Member.

(b)	Prior to the consummation of the sale described in Section 4.04(a), the Selling Member shall deliver to the Company, which shall deliver to each Member, a written notice (a “Sale Notice”) of the proposed sale subject to this Section 4.04 no more than ten (10) days after the execution and delivery by all the parties thereto of the definitive agreement entered into with respect to the Tag-along Sale and, in any event, no later than twenty (20) days prior to the closing date of the Tag-along Sale. The Tag-along Notice shall make reference to the Tag-along Members’ rights hereunder and shall describe in reasonable detail: (i) the number of Units to be sold by the Selling Member; (ii) the name of the Proposed Transferee; (iii) the per-Unit purchase price and the other material terms and conditions of the sale, including a description of any non-cash consideration in sufficient detail to permit the valuation thereof; (iv) the proposed date, time and location of the closing of the sale; and (v) a copy of any form of agreement proposed to be executed in connection therewith.

(c)	Each Tag-along Member shall exercise its right to participate in a sale of Units by the Selling Member subject to this Section 4.04 by delivering to the Selling Member a written notice (a “Tag-along Notice”) stating its election to do so and specifying the number of Units to be sold by it no later than five (5) days after receipt of the Sale Notice (the “Tag-along Period”). The offer of each Tag-along Member set forth in a Tag-along Notice shall be irrevocable, and, to the extent such offer is accepted, such Tag-along Member shall be bound and obligated to sell in the proposed sale on the terms and conditions set forth in this Section 4.04. Each Tag-along Member shall have the right to sell in a sale subject to this Section 4.04 the number of Units equal to the product obtained by multiplying (x) the number of Units held by the Tag-along Member by (y) a fraction (A) the numerator of which is equal to the number of Units the Selling Member proposes to sell or transfer to the Proposed Transferee and (B) denominator of which is equal to the number of Units then owned by such Selling Member.

(d)	The Selling Member shall use its commercially reasonable efforts to include in the proposed sale to the Proposed Transferee all of the Units that the Tag-along Members have requested to have included pursuant to the applicable Tag-along Notices, it being understood that the Proposed Transferee shall not be required to purchase Units in excess of the number set forth in the Sale Notice. In the event the Proposed Transferee elects to purchase less than all of the Units sought to be sold by the Tag-along Members, the number of shares to be sold to the Proposed Transferee by the Selling Member and each Tag-along Member shall be reduced so that each such Member is entitled to sell its pro rata portion of the number of Units the Proposed Transferee elects to purchase (which in no event may be less than the number of Units set forth in the Sale Notice).

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(e)	Each Tag-along Member who does not deliver a Tag-along Notice in compliance with this Section 4.04 shall be deemed to have waived all of such Tag-along Member’s rights to participate in such sale, and the Selling Member shall (subject to the rights of any participating Tag-along Member) thereafter be free to sell to the Proposed Transferee its Units at a per-Unit price that is no greater than the per-Unit price set forth in the Sale Notice and on other same terms and conditions which are not materially more favorable to the Selling Member than those set forth in the Sale Notice, without any further obligation to the non-accepting Tag-along Members.

(f)	Each Member participating in a sale pursuant to this Section 4.04 shall receive the same consideration per share after deduction of such Member’s proportionate share of the related expenses in accordance with Section 4.04(h).

(g)	Each Tag-along Member shall make or provide the same representations, warranties, covenants, indemnities and agreements as the Selling Member makes or provides in connection with the Tag-along Sale (except that in the case of representations, warranties, covenants, indemnities and agreements pertaining specifically to the Selling Member, the Tag-along Member shall make the comparable representations, warranties, covenants, indemnities and agreements pertaining specifically to itself); provided, that all representations, warranties, covenants and indemnities shall be made by the Selling Member and each other Tag-along Member severally and not jointly and any indemnification obligation in respect of breaches of representations and warranties that do not relate to such Tag-along Member shall be in an amount not to exceed the aggregate proceeds received by such Tag-along Member in connection with any sale consummated pursuant to this Section 4.04.

(h)	The fees and expenses of the Selling Member incurred in connection with a sale under this Section 4.04 and for the benefit of all Members (it being understood that costs incurred by or on behalf of the Selling Member for its sole benefit will not be considered to be for the benefit of all Members), to the extent not paid or reimbursed by the Company or the Proposed Transferee, shall be shared by all the Members on a pro rata basis, based on the consideration received by each Member; provided, that no Member shall be obligated to make any out-of-pocket expenditure prior to the consummation of the transaction consummated pursuant to this Section 4.04.

(i)	Each Member shall take all actions as may be reasonably necessary to consummate the Tag-along Sale, including, without limitation, entering into agreements and delivering certificates and instruments, in each case, consistent with the agreements being entered into and the certificates being delivered by the Selling Member.

(j)	The Selling Member shall have ninety (90) days following the expiration of the Tag-along Period in which to sell any Units not elected to be acquired by the Tag-Along Member(s) as described in the Sale Notice, on terms not more favorable to the Selling Member than those set forth in the Sale Notice (which such ninety (90) day period may be extended for a reasonable time not to exceed one-hundred-twenty (120) days to the extent reasonably necessary to obtain any regulatory approvals). If at the end of such period the Selling Member has not completed such sale, the Selling Member may not then effect a sale of Units subject to this Section 4.04 without again fully complying with the provisions of this Section 4.04.

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(k)	If the Selling Member sells or otherwise transfers to the Proposed Transferee any of its Units in breach of this Section 4.04, then each Tag-along Member shall have the right to sell to the Selling Member, and the Selling Member undertakes to purchase from each Tag-along Member, the number of Units that such Tag-along Member would have had the right to sell to the Proposed Transferee pursuant to this Section 4.04, for a per-Unit amount and form of consideration and upon the term and conditions on which the Proposed Transferee bought such Units from the Selling Member, but without indemnity being granted by any Tag-along Member to the Selling Member; provided, that nothing contained in this Section 4.04 shall preclude any Member from seeking alternative remedies against such Selling Member as a result of its breach of this Section 4.04. The Selling Member shall also reimburse each Tag-along Member for any and all reasonable and documented out-of-pocket fees and expenses, including reasonable legal fees and expenses, incurred pursuant to the exercise or the attempted exercise of the Tag-along Member’s rights under this Section 4.04(k).

(l)	This Section 4.04 shall not apply to: (i) a sale or grant of securities to employees of the Company or a subsidiary pursuant to a stock option, stock purchase, equity incentive or similar plan; or (ii) sales in a distribution to the public (whether pursuant to a registered public offering, Rule 144 or otherwise).

Section 4.05 Conditions for Transfer. No Transferee as an assignee of all or any portion of a Unit or any Unit(s) shall have the right to become a substituted Member in place of an assignor unless the following conditions are satisfied:

(a)	The transferring Member shall have complied with the provisions of this Article IV;

(b)	The Transferee and the transferring Member shall have executed an instrument of assignment in form and substance satisfactory to the Managing Member;

(c)	The Transferee and the transferring Member shall have executed and acknowledged such other instruments as the Managing Member may deem necessary to effectuate such Transfer, including, without limitation, a power of attorney consistent with provisions more fully described in this Agreement and such documents as required by the Managing Member to confirm that such Transferee may acquire the Units in compliance with all applicable laws and regulations;

(d)	The Transferee shall accept, adopt, and approve all of the terms and provisions of this Agreement in writing by executing a counterpart to this Agreement as a Member;

(e)	The Transferee or the transferring Member shall pay all reasonable expenses (including reasonable attorneys’ fees and costs) connected with such Transfer; and

(f)	The Company shall have received, if requested, a legal opinion, that is in form and substance satisfactory to the Company counsel that such transfer will not violate the registration provisions of the Securities Act of 1933, as amended, or cause the Company to be classified as “publicly traded partnership” within the meaning of Code Section 7704 and the Regulations thereunder, which opinion shall be furnished at the expense of the Transferee or the transferring Member.

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Section 4.06 Effect of Assignment. Following a Transfer of a Unit(s) that is permitted under this Article IV, the transferee of such Unit(s) shall be treated as having made all of the Capital Contributions in respect of, and received all of the Distributions received in respect of, such Unit(s), shall succeed to the Capital Account associated with such Unit(s) and shall receive allocations and Distributions under this Agreement in respect of such Unit(s) as if such transferee were a Member.

Section 4.07 No-Redemption. Other than as set forth in Section 4.09, the Company may not, and no Member may obligate or force the Company to, redeem any Units held by any Member, provided, however, that any Units may be forfeited as otherwsie set forth herein or in any other agreement between the Company and any Member.

Section 4.08 Transfer Void. Any Transfer or attempted Transfer of any Unit(s) in contravention of this Agreement shall be absolutely null and void ab initio and of no force or effect, on or against the Company, any Member, any creditor of the Company or any claimant against the Company and may be enjoined, and shall not be recorded on the books and records of the Company. No Distributions of cash or property of the Company shall be made to any transferee of any Unit(s) which is Transferred in violation hereof, nor shall any such Transfer be registered on the books of the Company. The Transfer or attempted Transfer of any Unit(s) in violation hereof shall not affect the Beneficial Ownership of such Unit(s), and, notwithstanding such Transfer or attempted Transfer, the Member making such prohibited Transfer or attempted Transfer shall retain the right to vote, if any, and the right to receive liquidation proceeds and any other Distributions with respect to the Units.

Section 4.09 Involuntary Transfers.

(a)	For purposes hereof, an “Involuntary Transfer” shall mean any Transfer of Units, or proposed Transfer of Units, (i) upon any foreclosure of any pledge, encumbrance, hypothecation or mortgage which would result in the Transfer of one or more Units, (ii) in the case of a Member that is a trust, the termination of the trust, (iii) in the case of a Member that is a partnership, the dissolution and commencement of winding up of the partnership; (iv) in the case of a Member that is an estate, the distribution by the fiduciary of the estate’s interest in the Company; and (v) in the case of a Member that is a corporation, the filing of a certificate of dissolution, or its equivalent, for the corporation or the revocation of its charter.

(b)	Upon any Involuntary Transfer of Units, the Company shall have the right, for a period of thirty (30) days, to acquire the Units proposed to be Transferred at a purchase price equal to the (i) the Capital Account of the Transferring Member less (ii) any Net Income attributable to such Capital Account as of the proposed or contemplated date for the Transfer. In the event that the Company elects to so acquire the Units pursuant to this Section 4.09, the Company shall pay the applicable purchase price to the due recipient thereof, or as directed by a court or governmental authority, as set forth in Section 4.09(d).

(c)	In the event that the Company determines to exercise its rights pursuant to this Section 4.09 within the thirty (30) day, such right and election shall remain valid until completed and the Units shall not be Transferred to the prospective Transferee even if the closing of the Company’s purchase takes longer than such thirty (30) day period.

(d)	Any payment for any Units acquired by the Company pursuant to this Section 4.09, shall be paid for in cash, certified check, attorney’s check or other immediately available funds on the settlement date. Upon any redemption by the Company as set forth herein, the applicable Units shall be deemed cancelled and no longer issued and outstanding.

(e)	For the avoidance of doubt, none of Section 4.02, Section 4.03, Section 4.04, Section 4.05 or Section 4.06 shall apply to any Involuntary Transfers pursuant to this Section 4.09.

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Article V. Liability; Indemnification

Section 5.01 Liability of a Member. The liability of each Member and the Managing Member shall be limited as provided in the Delaware Act and as set forth in this Agreement. No Member shall be obligated to restore by way of Capital Contribution or otherwise any deficits in its Capital Account (if such deficits occur).

Section 5.02 Exculpation and Indemnification.

(a)	No Protected Person shall be liable to the Company or the Managing Member or any other Member for any action taken or omitted to be taken by it or by other Person with respect to the Company, including any negligent act or failure to act, except in the case of a liability resulting from such Protected Person’s own actual fraud, gross negligence, willful misconduct, bad faith, breach of fiduciary duty, reckless disregard of duty or any intentional and material breach of this Agreement or conduct that is subject of a criminal proceeding (where such Protected Person has reasonable cause to believe that such conduct was unlawful). With the prior joint consent of the Managing Member, any Protected Person may consult with legal counsel and accountants with respect to Company affairs (including interpretations of this Agreement) and shall be fully protected and justified in any action or inaction which is taken or omitted in good faith, in reliance upon and in accordance with the opinion or advice of such counsel or accountants. In determining whether a Protected Person acted with the requisite degree of care, such Protected Person shall be entitled to rely on written or oral reports, opinions, certificates and other statements of the directors, officers, employees, consultants, attorneys, accountants and professional advisors of the Company selected with reasonable care; provided that no such Protected Person may rely upon such statements if it believed that such statements were materially false.

(b)	To the fullest extent permitted by law, the Company shall indemnify, hold harmless, protect and defend each Protected Person against any losses, claims, damages or liabilities, including reasonable legal fees, costs and expenses incurred in investigating or defending against any such losses, claims, damages or liabilities or in enforcing a Protected Person’s right to indemnification under this Agreement, and any amounts expended in respect of settlements of any claims approved by the Managing Member (collectively, “Liabilities”), to which any Protected Person may become subject by reason of any act or omission or alleged act or omission (even if negligent) arising out of or in connection with the activities of the Company or by reason of the fact that it is or was acting in connection with the activities of the Company in any capacity or that it is or was serving at the request of the Company as a partner, shareholder, member, director, officer, employee, or agent of any Person; unless, such Liability results from such Protected Person’s own actual fraud, gross negligence, willful misconduct, bad faith, breach of fiduciary duty, reckless disregard of duty or intentional and material breach of this Agreement or conduct that is subject of a criminal proceeding (where such Protected Person has reasonable cause to believe that such conduct was unlawful). The termination of any proceeding by settlement, judgment, order, conviction, or upon a plea of nolo contendere or its equivalent shall not, by itself, create a presumption that such Protected Person’s conduct constituted actual fraud, gross negligence, willful misconduct, bad faith, breach of fiduciary duty, reckless disregard of duty or any material breach of this Agreement or the commission of a crime, except a judgment, order or conviction that expressly provides that such Protected Person’s conduct constituted actual fraud, gross negligence, willful misconduct, bad faith, breach of fiduciary duty, reckless disregard of duty or any material breach of this Agreement or the commission of a crime.

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(c)	The Managing Member may elect, on behalf of the Company, to reimburse (and/or advance to the extent reasonably required) each Protected Person for reasonable legal or other costs and expenses (as incurred) of such Protected Person in connection with investigating, preparing to defend or defending any claim, lawsuit or other proceeding relating to any Liabilities for which the Protected Person may be indemnified pursuant to this Section 5.02 and for all costs and expenses, including fees, expenses and disbursements of attorneys, reasonably incurred by such Protected Person in enforcing the indemnification provisions of this Section 5.02; provided, that such Protected Person executes a written undertaking to repay the Company for such reimbursed or advanced costs and expenses if it is finally judicially determined that such Protected Person is not entitled to the indemnification provided by this Section 5.02. Upon any liquidation of the Company, such reimbursements or advancement of expenses shall be reimbursed by the Company to the Managing Member prior to any other Distributions hereunder.

(d)	The provisions of this Section 5.02 shall continue to afford protection to each Protected Person regardless of whether such Protected Person remains in the position or capacity pursuant to which such Protected Person became entitled to indemnification under this Section 5.02 and regardless of any subsequent amendment to this Agreement; provided, that, no such amendment shall reduce or restrict the extent to which these indemnification provisions apply to actions taken or omissions made prior to the date of such amendment.

(e)	Any indemnification under this Section 5.02 or otherwise shall be paid out of and to the extent of the Company’s assets or insurance maintained by the Company for such purposes.

Article VI. Accounting, Financial and Tax Matters

Section 6.01 Accounting Basis. The Company shall use such method of accounting as may be determined by the Managing Member that is consistent with United States generally accepted accounting principles or such other accounting methods and conventions as the Managing Member may from time to time jointly determine to be used in the preparation of the Company’s tax returns.

Section 6.02 Tax Matters.

(a)	Jennifer Black is hereby designated the initial partnership representative for purposes of 6223 of the Code (“Partnership Representative”), and subject to the possible advice of the Company Accountants, is responsible for acting as the liaison between the Company and the Internal Revenue Service (“Service”). The Partnership Representative shall have the exclusive authority and discretion to make any elections required or permitted to be made by the Company under any provisions of the Code or any other applicable laws and has the sole authority under the Code to deal with the Internal Revenue Service regarding any audit of or assessment against the Company under the BBA to the exclusion of all Members. At any time during an audit by the Internal Revenue Service of the Company, the Managing Member shall have the authority to remove, with or without cause, the Partnership Representative and appoint a replacement Partnership Representative. The Partnership Representative shall be reimbursed by the Company for all out of pocket expenses, costs and liabilities expended or incurred by the Partnership Representative in acting as the Company’s Partnership Representative.

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(b)	Each of the Members consents to and agrees to become bound by all actions of the Partnership Representative, including any contest, settlement or other action or position which the Partnership Representative may deem proper under the circumstances. The Members specifically acknowledge, without limiting the general applicability of this Section 6.02, that the Partnership Representative will not be liable, responsible or accountable in damages or otherwise to the Company or any Member with respect to any action taken by it in its capacity as a Partnership Representative, except for bad faith, fraud, gross negligence, willful misconduct or breach of fiduciary duty. All reasonable out-of-pocket expenses incurred by the Partnership Representative in such capacity will be considered expenses of the Company for which the Partnership Representative will be entitled to full reimbursement.

(c)	The Partnership Representative shall, to the extent available and advisable, make a valid small partnership election for each taxable year of the Company. The Partnership Representative shall covenant in writing to undertake its function in such capacity in good faith and with reasonable diligence. The Managing Member is hereby authorized, but not required, to jointly cause the Company to indemnify the Partnership Representative for acts or omissions in discharging said function except any that result from the Partnership Representative’s gross negligence or bad faith. Respective to any taxable year of the Company, reasonably in advance of the date on which a BBA small partnership election must be made for such taxable year, the Partnership Representative shall, as and if applicable, consult with the Company’s tax advisor, and, if the tax advisor so advises. The Partnership Representative shall determine on a timely basis that the Company is so qualified and the Partnership Representative shall make a timely small partnership election for the Company for that taxable year, and, in such event, the Partnership Representative shall provide prompt written notice to the Members that the Partnership Representative has done so.

(d)	If, for any Company taxable year, the Partnership Representative determines that the Company cannot qualify for a small partnership election, the Partnership Representative shall, either independently or in consultation with the Company’s tax preparer, determine the advisability of making, and if so advisable shall notify the Managing Member and shall make a push-out election under BBA Section 6226(b).

(e)	In connection with any BBA audit of the Company, the Partnership Representative shall resolve each issue in the audit only in accordance with the affirmative accession of the Managing Member to the advice of the Partnership Representative made, either independently or in consultation with the Company’s tax preparer, after appropriately articulating to it the issues involved and the dynamics of the impact upon the Company and the Members respective to any such proposed posture.

(f)	If, in connection with a BBA audit, the IRS assesses a tax against the Company, the Partnership Representative, acting under BBA Section 6225(c), may require all of the Members, or Persons who were previously Members as to an applicable Reviewed Year but not as of an applicable Adjustment Year, and the Persons signing this Agreement as a condition to becoming a Member hereby agree in such case, to file amended tax returns for the Reviewed Year and to pay their share of such assessed tax for such applicable period, in proportion to the share of partnership income or loss ascribed to each for such year, or, as necessary, upon such substantially similar allocation basis as the former basis of allocation may under then existing circumstances be required to be modified to address in a case in which the obligated Person would not as of such an applicable Adjustment Year then be a Member. This provision shall survive each Person’s cessation as a Member of the Company or any amendment or termination of this Agreement for so long as a return of a Reviewed Year of the Company as to which any Person was a Member would be open to audit, and each Person signing this Agreement as a Member hereby agrees to indemnify the Company and the other Members from and against any amounts of assessed taxes as they would be otherwise obligated to pay in accordance with this Section 6.02, in a case in which such Person would not do so, as well as against all reasonable attorneys’ fees and costs that would be incurred by the Company or such other one or more Members in the event undertakings, including legal proceedings, to enforce such obligation hereunder against such Person were commenced.

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(g)	The Managing Member reserves the authority to, jointly, at any time, and from time to time, consider adopting a prohibition against the Company’s admission of any Person as a Member whose admission would disqualify the Company from making a small partnership election. In such a case, the Company shall admit no Person as a Member if such Person’s admission as a Member would disqualify the Company from making a valid small partnership election. Upon the Managing Member’s resolution to prohibit admission of such Persons as would disqualify the Company’s election as a small partnership, no Member shall Transfer all or any part of a Member’s Units to any Person in a case in which such Transfer would disqualify the Company from making a small partnership election, and in such event, the Managing Member shall provide notice thereof to all Members.

(h)	Each Person becoming a Member hereby acknowledges that the BBA is new federal tax legislation effective generally as of January 1, 2018, that it replaces conventional prior tax law as it relates to the subject matter within its scope, and that there remain many unresolved issues regarding the implementation of certain of its provisions, whether through IRS Treasury Regulations, case law, or administrative resolutions of applicable governing authorities. Accordingly, the Members acknowledge that the Managing Member reserves the right to supplement or amend any applicable provisions of this Agreement, including as to this Section 6.02, to address such additional processes or procedures as may be indicated as such unresolved issues are prospectively addressed as to reasonably facilitate the Company’s compliance with the BBA.

(i)	The Members shall provide the Company with such information, which may be necessary or desirable in connection with such elections or otherwise in connection with the compliance with applicable tax laws, including providing information in connection with Section 743 of the Code and elections permitted thereunder. The Managing Member shall cause to be prepared and filed all tax returns of the Company and shall make all determinations as to tax elections by the Company. Unless otherwise required by law, Jennifer Black shall be the “tax matters partner” of the Company within the meaning of Section 6231(a)(7) of the Code. Prompt notice shall be given to the Managing Member upon receipt of advice that the Internal Revenue Service or other taxing authority intends to examine any income tax return or record or books of the Company. The Managing Member shall provide the Company with such information, which may be necessary or desirable in connection with such elections or otherwise in connection with the compliance with applicable tax laws, including providing information in connection with Section 743 of the Code and elections permitted thereunder.

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Article VII. Dissolution, Winding Up and Termination

Section 7.01 Dissolution.

(a)	The Company shall commence its winding up upon the first to occur of the following (the “Dissolution Event”):

(i)	upon the determination of the Members with the approval of the Managing Member, at any time;

(ii)	upon the insolvency or bankruptcy of the Company;

(iii)	upon the sale of all or substantially all of the Company’s assets; or

(iv)	upon the entry of a decree of judicial dissolution under Section 18-802 of the Delaware Act.

(b)	The Dissolution Event shall be effective on the day on which such event occurs and immediately thereafter the Company shall commence the Winding Up Period during which its affairs shall be wound up in accordance with Section 7.02 and Section 7.03.

Section 7.02 Winding Up and Termination.

(a)	Upon the occurrence of a Dissolution Event, the property and business of the Company shall be wound up by the Managing Member or, in the event of the unavailability of the Managing Member, by a Person designated as a liquidating trustee by the Managing Member (the Managing Member or such liquidating trustee, the “Liquidating Trustee”). Subject to the requirements of applicable law and the further provisions of this Section 7.02, the Liquidating Trustee shall have discretion in determining whether to sell or otherwise dispose of Company assets or to distribute the same in kind and the timing and manner of such disposition or Distribution. While the Company continues to hold assets, the Liquidating Trustee may in its discretion expend funds, acquire additional assets and borrow funds. The Liquidating Trustee may also authorize the payment of fees and expenses reasonably required in connection with the winding up of the Company.

(b)	Within a reasonable period of time following the occurrence of a Dissolution Event, after allocating all Net Income, Net Loss and other items of income, gain, loss or deduction pursuant to Section 3.06, the Company’s assets (except for assets reserved pursuant to Section 7.03) shall be applied and distributed in the following manner and order of priority:

(i)	the claims of all creditors of the Company (including Members except to the extent not permitted by law) shall be paid and discharged other than liabilities for which reasonable provision for payment has been made; and

(ii)	to the Members in the same manner as Distributions under Section 3.04.

(c)	Notwithstanding anything to the contrary in this Agreement, liquidating Distributions shall be made no later than the last to occur of (x) 90 days after the date of disposition (including pursuant to Section 7.03 of the last remaining asset of the Company and (y) the end of the Company’s taxable year in which the disposition referred to in clause (x) shall occur. Section 7.02(b) and this Section 7.03 are intended to comply with, and shall be interpreted consistently with, the requirements of Regulation section 1.704-1(b)(2)(ii)(b)(2).

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(d)	The Liquidating Trustee shall allocate securities for distribution in kind to the Members. Notwithstanding any other provision of this Agreement, the amount by which the Fair Value of any property to be distributed in kind to the Members (including property distributed in liquidation and property distributed pursuant to Section 3.04) exceeds or is less than the adjusted basis of such property shall, to the extent not otherwise recognized by the Company, be taken into account in computing income, gains and losses of the Company for purposes of crediting or charging the Capital Account of, and distributing proceeds to, the Members, pursuant to this Agreement.

(e)	When the Liquidating Trustee has completed the winding up described in this Section 7.02, the Liquidating Trustee shall cause the Termination of the Company.

Section 7.03 Assets Reserved and Pending Claims.

(a)	If, upon the occurrence of a Dissolution Event, there are any assets that, in the judgment of the Liquidating Trustee, cannot be sold or distributed in kind without sacrificing a significant portion of the value thereof or where such sale or distribution is otherwise impractical at the time of the Dissolution Event, such assets may be retained by the Company if the Liquidating Trustee determines that the retention of such assets is in the best interests of the Members. Upon the sale of such assets or a determination by the Liquidating Trustee that circumstances no longer require their retention, such assets (at their Fair Value) or the proceeds of their sale shall be taken into account in computing Capital Account on winding up and amounts distributable pursuant to Section 7.02(b) and Section 7.03 and distributed in accordance with such value.

(b)	If there are any claims or potential claims (including potential Company expenses in connection therewith) against the Company (either directly or indirectly, including potential claims for which the Company might have an indemnification obligation) for which the possible loss cannot, in the judgment of the Liquidating Trustee, be definitively ascertained, then such claims shall initially be taken into account in computing The Capital Account upon winding up and distributions pursuant to Section 7.02(b) and Section 7.03 at an amount estimated by the Liquidating Trustee to be sufficient to cover any potential loss or liability on account of such claims (including such potential Company expenses), and the Company shall retain funds (or assets) determined by the Liquidating Trustee in its discretion as a reserve against such potential losses and liabilities, including expenses associated therewith, and for any other Company purpose. The Liquidating Trustee may in its discretion obtain insurance or create escrow accounts or make other similar arrangements with respect to such losses and liabilities. Upon final settlement of such claims (including such potential Company expenses) or a determination by the Liquidating Trustee that the probable loss therefrom can be definitively ascertained, such claims (including such potential Company expenses) shall be taken into account in the amount at which they were settled or in the amount of the probable loss therefrom in computing the Capital Account on winding up and amounts distributable pursuant to Section 7.02(b) and Section 7.03, and any excess funds retained shall be distributed as such funds would be distributed under Section 7.02(b) and Section 7.03.

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Article VIII. Member Meetings

Section 8.01 Member Meetings.

(a)	There shall be no meetings of the Members unless called by the Managing Member or as otherwise specifically required by the Delaware Act. No Members or group of Members, acting in its or their capacity as Members, shall have the right to call a meeting of the Members.

(b)	All acts of Members to be taken hereunder shall be taken in the manner provided in this Agreement. If authorized by the Managing Member, and subject to such guidelines and procedures as the Managing Member may adopt, if a meeting of the Members is called the Members and proxyholders entitled to vote thereat not physically present at a meeting of such Members may by means of remote communication participate in such meeting and be deemed present in person and vote at such meeting.

(c)	The Delaware Court of Chancery may issue such orders as may be appropriate, including orders designating the time and place of such meeting, the record date for determination of Members entitled to vote, and the form of notice of such meeting.

Section 8.02 Notice of Meetings of Members.

(a)	Notice, stating the place, day and hour of any meeting of the Members, as determined by the Managing Member, and the purpose or purposes for which the meeting is called, as determined by the Managing Member, shall be delivered by the Company not less than 10 calendar days nor more than 60 calendar days before the date of the meeting, in a manner and otherwise in accordance with the terms herein to each Record Holder who is entitled to attend or entitled to vote at such meeting. Such further notice shall be given as may be required by Delaware or applicable federal law or any exchange on which any Units are then listed. Only such business shall be conducted at a meeting of Members as shall have been brought before the meeting pursuant to the Company’s notice of meeting. Any previously scheduled meeting of the Members may be postponed, and any meeting of the Members may be canceled, by resolution of the Managing Member upon public notice given prior to the date previously scheduled for such meeting of the Members.

(b)	The Managing Member shall designate the place of meeting for any meeting of the Members. If no designation is made, the place of meeting shall be the principal office of the Company.

Section 8.03 Record Date. For purposes of determining the Members entitled to notice of or to vote at a meeting of the Members, the Managing Member may set a Record Date, which shall not be less than 10 nor more than 60 days before the date of the meeting (unless such requirement conflicts with any applicable law). If no Record Date is fixed by the Managing Member, the Record Date for determining Members entitled to notice of or to vote at a meeting of Members shall be at the close of business on the day next preceding the day on which notice is given. A determination of Members of record entitled to notice of or to vote at a meeting of Members shall apply to any adjournment or postponement of the meeting; provided, however, that the Managing Member may fix a new Record Date for the adjourned or postponed meeting.

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Section 8.04 Adjournment. When a meeting is adjourned to another time or place, notice need not be given of the adjourned meeting and a new Record Date need not be fixed, if the time and place thereof are announced at the meeting at which the adjournment is taken, unless such adjournment shall be for more than 30 days. At the adjourned meeting, the Company may transact any business which might have been transacted at the original meeting. If the adjournment is for more than 30 days or if a new Record Date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given in accordance with this Article VIII.

Section 8.05 Waiver of Notice; Approval of Meeting. Whenever notice to the Members is required to be given under this Agreement, a written waiver, signed by the Person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a Person at any such meeting of the Members shall constitute a waiver of notice of such meeting, except when the Person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the Members need be specified in any written waiver of notice unless so required by resolution of the Managing Member. All waivers and approvals shall be filed with the Company records or made part of the minutes of the meeting.

Section 8.06 Quorum; Required Vote. At any meeting of the Members, the holders of a majority of the Units entitled to vote represented in person or by proxy shall constitute a quorum unless any such action by the Members requires approval by holders of a greater percentage of Units entitled to vote, in which case the quorum shall be such greater percentage. The submission of matters to Members for approval shall occur only at a meeting of the Members duly called and held in accordance with this Agreement at which a quorum is present; provided, however, that the Members present at a duly called or held meeting at which a quorum is present may continue to transact business until adjournment, notwithstanding the withdrawal of enough Members to leave less than a quorum, if any action taken (other than adjournment) is approved by the required percentage of Units entitled to vote specified in this Agreement. Any meeting of Members may be adjourned from time to time by the chairman of the meeting to another place or time, without regard to the presence of a quorum.

Section 8.07 Conduct of a Meeting; Member Lists.

(a)	The Managing Member shall have full power and authority concerning the manner of conducting any meeting of the Members, including the determination of Persons entitled to vote, the existence of a quorum, the satisfaction of the requirements of this Article VIII, the conduct of voting, the validity and effect of any proxies and the determination of any controversies, votes or challenges arising in connection with or during the meeting or voting. The Managing Member shall designate a Person to serve as chairman of any meeting and shall further designate a Person to take the minutes of any meeting. All minutes shall be kept with the records of the Company maintained by the Managing Member. The Managing Member may make such other regulations consistent with applicable law and this Agreement as it may deem advisable concerning the conduct of any meeting of the Members, including regulations in regard to the appointment of proxies, the appointment and duties of inspectors of votes, the submission and examination of proxies and other evidence of the right to vote.

(b)	A complete list of Members entitled to vote at any meeting of Members, arranged in alphabetical order and showing the address of each such Member and the number of Units registered in the name of such Member, shall be open to the examination of any Member, for any purpose germane to the meeting, during ordinary business hours, for a period of at least 10 days before the meeting, at the principal place of business of the Company. The Member list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any Member who is present.

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Section 8.08 Action Without a Meeting. On any matter that is to be voted on, consented to or approved by Members, the Members may take such action without a meeting, without prior notice and without a vote if a consent or consents in writing, setting forth the action so taken, shall be signed by the Members having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all Members entitled to vote thereon were present and voted.

Section 8.09 Voting and Other Rights.

(a)	Only those Record Holders of Units on the Record Date set pursuant to Section 8.03 shall be entitled to notice of, and to vote at, a meeting of Members or to act with respect to matters as to which the holders of the Units have the right to vote or to act. All references in this Agreement to votes of, or other acts that may be taken by, the Units shall be deemed to be references to the votes or acts of the Record Holders of such Units on such Record Date.

(b)	With respect to Units that are held for a Person’s account by another Person (such as a broker, dealer, bank, trust company or clearing corporation, or an agent of any of the foregoing), in whose name such Units are registered, such other Person shall, in exercising the voting rights in respect of such Units on any matter, and unless the arrangement between such Persons provides otherwise, vote such Units in favor of, and at the direction of, the Person who is the Beneficial Owner, and the Company shall be entitled to assume it is so acting without further inquiry.

(c)	No Members or Units shall have any cumulative voting rights.

Section 8.10 Proxies and Voting.

(a)	On any matter that is to be voted on by Members, the Members may vote in person or by proxy, and such proxy may be granted in writing, by means of electronic transmission or as otherwise permitted by applicable law. Any such proxy shall be delivered in accordance with the procedure established for the relevant meeting.

(b)	For purposes of this Agreement, the term “electronic transmission” means any form of communication not directly involving the physical transmission of paper that creates a record that may be retained, retrieved and reviewed by a recipient thereof and that may be directly reproduced in paper form by such a recipient through an automated process. Any copy, facsimile telecommunication or other reliable reproduction of the writing or transmission created pursuant to this paragraph may be substituted or used in lieu of the original writing or transmission for any and all purposes for which the original writing or transmission could be used, provided that such copy, facsimile telecommunication or other reproduction shall be a complete reproduction of the entire original writing or transmission.

(c)	The Managing Member may, and to the extent required by law, shall, in advance of any meeting of Members, appoint one or more inspectors to act at the meeting and make a written report thereof. The Managing Member may designate one or more alternate inspectors to replace any inspector who fails to act. If no inspector or alternate is able to act at a meeting of Members, the chairman of the meeting may, and to the extent required by law, shall, appoint one or more inspectors to act at the meeting. Each inspector, before entering upon the discharge of his or her duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of his or her ability. Every vote taken by ballots shall be counted by a duly appointed inspector or inspectors.

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(d)	With respect to the use of proxies at any meeting of Members, the Company shall be governed by paragraphs (b), (c), (d) and (e) of Section 212 of the DGCL and other applicable provisions of the DGCL, as though the Company were a Delaware corporation and as though the Members were shareholders of a Delaware corporation.

(e)	In the event that the Company becomes subject to Regulation 14A under the Exchange Act, pursuant to and subject to the provisions of Rule 14a-16 under the Exchange Act, the Company may, but is not required to, utilize a Notice of Internet Availability of Proxy Materials, as described in such rule, in conjunction with proxy material posted to an Internet site, in order to furnish any proxy or related material to Members pursuant to Regulation 14A under the Exchange Act.

Article IX. Miscellaneous

Section 9.01 Addresses and Notices. Any notice, demand, request, report or proxy materials required or permitted to be given or made to a Member under this Agreement shall be in writing and shall be deemed given or made when delivered in person or when sent by first class United States mail or by other means of written communication to the Member at the address described below. Any notice, payment or report to be given or made to a Member hereunder shall be deemed conclusively to have been given or made, and the obligation to give such notice or report or to make such payment shall be deemed conclusively to have been fully satisfied, upon sending of such notice, payment or report to the Record Holder of such Units at his address as shown on the records of the Company (including on Exhibit A attached hereto), regardless of any claim of any Person who may have an interest in such Units by reason of any assignment or otherwise. An affidavit or certificate of making of any notice, payment or report in accordance with the provisions of this Section 9.01 executed by the Company or the Managing Member or the mailing organization shall be prima facie evidence of the giving or making of such notice, payment or report. If any notice, payment or report addressed to a Record Holder at the address of such Record Holder appearing on the books and records of the Company is returned by the United States Postal Service marked to indicate that the United States Postal Service is unable to deliver it, such notice, payment or report and any subsequent notices, payments and reports shall be deemed to have been duly given or made without further mailing (until such time as such Record Holder or another Person notifies the Company of a change in his address) if they are available for the Member at the principal office of the Company for a period of one year from the date of the giving or making of such notice, payment or report to the other Members. Any notice to the Company shall be deemed given if received by the Secretary at the principal office of the Company designated pursuant to the terms and conditions herein. The Managing Member and the Officers may rely and shall be protected in relying on any notice or other document from a Member or other Person if believed by it to be genuine.

Section 9.02 Amendments; Waiver. Except as otherwise expressly provided in this Agreement, any provision of this Agreement may be amended or waived only by an instrument in writing executed by the Managing Member and all of the Members. Notwithstanding the foregoing, the Managing Member may amend this Agreement and the schedules and exhibits hereto, without the approval of the Members (i) to evidence the joinder to this Agreement of a new Member of the Company; (ii) in connection with the Transfer of Units; (iii) as otherwise required to reflect Capital Contributions, Distributions and similar actions hereunder. Notwithstanding the forgoing the Managing Member are, jointly, authorized to make such amendments to this Agreement as required in order to comply with any applicable law, including, without limitation, any securities law, whether currently in place or promulgated in the future.

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Section 9.03 Successors and Assigns; Novation; Enforcement.

(a)	This Agreement shall be binding upon and shall inure to the benefit of the Parties and their respective successors and permitted assigns. Other than as specifically set forth herein, including, without limitation, the ability of the Managing Member to name new or alternate Managing Members, no Member or Managing Member shall have any power or any right to assign or transfer, in whole or in part, this Agreement, or any of its rights or any of its obligations hereunder, including, without limitation, any right to pursue any claim for damages pursuant to this Agreement or the transactions contemplated herein, or to pursue any claim for any breach or default of this Agreement, or any right arising from the purported assignor’s due performance of its obligations hereunder, including by merger, consolidation, operation of law, or otherwise, without the prior written consent of the Managing Member and any such purported assignment in contravention of the provisions herein shall be null and void and of no force or effect.

(b)	Notwithstanding the foregoing, subject to the consent of the Initial Member, such consent not to be unreasonably withheld, the Managing Member may novate some or all of its obligations under this Agreement to any affiliated entity over which its principals retain control.

Section 9.04 No Waiver. No failure or delay by any party hereto in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

Section 9.05 Survival of Certain Provisions. The covenants and agreements set forth in Section 5.01, Section 5.02, Section 6.02 and this Article IX shall survive the Termination of the Company.

Section 9.06 Corporate Treatment. The Managing Member shall use its reasonable best efforts to take such actions as are necessary or appropriate to preserve the status of the Company as a partnership for U.S. federal (and applicable state and local) income tax purposes. If, however, the Managing Member determines, in its sole discretion, for any reason (including the proposal, formally or informally, of legislation that could affect the Company’s status as a partnership for U.S. federal and/or applicable state and local income tax purposes) that it is not in the best interests of the Company to be characterized as a partnership, the Managing Member may take whatever steps, if any, are needed to cause the Company to be or confirm that the Company will be treated as an association or as a publicly traded partnership taxable as a corporation for U.S. federal (and applicable state and local) income tax purposes. Notwithstanding anything in this Agreement to the contrary, in the event U.S. federal (and/or applicable state and local) income tax laws, rules or regulations are enacted, amended, modified or applied after the date hereof in such a manner as to require or necessitate that the Company no longer be treated as a partnership for U.S. federal (and/or applicable state and local) income tax purposes, then the first sentence of this Section 9.06 shall no longer apply.

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Section 9.07 Section 7704(e) Relief. In the event that the Managing Member determines the Company should seek relief pursuant to Section 7704(e) of the Code to preserve the status of the Company as a partnership for U.S. federal (and applicable state) income tax purposes, the Company and each Member shall agree to adjustments required by the tax authorities, and the Company shall pay such amounts as required by the tax authorities, to preserve the status of the Company as a partnership.

Section 9.08 Severability. In case any provision in this Agreement shall be deemed to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions hereof shall not in any way be affected or impaired hereby.

Section 9.09 Interpretation The headings in this Agreement are inserted for convenience of reference only and shall not affect the interpretation of this Agreement. As used herein, masculine pronouns shall include the feminine and neuter, neuter pronouns shall include the masculine and the feminine, and the singular shall be deemed to include the plural. The use of the word “including” herein shall not be considered to limit the provision that it modifies but instead shall mean “including, without limitation.”

Section 9.10 Third-Party Rights. Except as expressly provided in this Agreement, this Agreement is intended solely for the benefit of the parties hereto and is not intended to confer any benefits upon, or create any rights in favor of, any Person other than the parties hereto, provided that the parties hereto acknowledge and agree that each of Aggia and the Managing Member Representative are intended third party beneficiaries of this Agreement and may enforce the provisions hereof as though a party hereto.

Section 9.11 Entire Agreement. This Agreement and the Services Agreement constitute the entire agreement of the Company, the Managing Member, the Members a party hereto as of the date hereof and any Person who becomes a Member hereafter with respect to the matters described herein and supersedes any prior agreement or understanding among them with respect to such subject matter.

Section 9.12 Rule of Construction. The general rule of construction for interpreting a contract, which provides that the provisions of a contract should be construed against the party preparing the contract, is waived by the parties hereto. Each party acknowledges that such party was represented by separate legal counsel in this matter who participated in the preparation of this Agreement or such party had the opportunity to retain counsel to participate in the preparation of this Agreement but elected not to do so.

Section 9.13 Authority. Whenever in this Agreement or elsewhere it is provided that consent is required of, or a demand shall be made by, or an act or thing shall be done by or at the direction of, the Company, or whenever any words of like import are used, all such consents, demands, acts and things are to be made, given or done by the consent of any Managing Member or Person acting under the authority of any Managing Member, unless a contrary intention is expressly indicated.

Section 9.14 Governing Law; Jurisdiction; Waiver of Jury Trial.

(a)	This Agreement, and any and all claims, proceedings or causes of action relating to this Agreement or arising from this Agreement or the transactions contemplated herein, including, without limitation, tort claims, statutory claims and contract claims, shall be interpreted, construed, governed and enforced under and in accordance with the substantive and procedural Laws of the State of Delaware in each case as in effect from time to time and as the same may be amended from time to time, without giving effect to the principles of conflicts of law of the State of Delaware or any other State or jurisdiction.

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(b)	The Company, the Managing Member and each Member irrevocably consents and agrees that any legal or equitable action or proceedings arising under or in connection with this Agreement shall be brought exclusively in the state or federal courts of the United States with jurisdiction in Dallas County, Texas (the “Selected Courts”). By execution and delivery of this Agreement, each Party irrevocably submits to and accepts, with respect to any such action or proceeding, generally and unconditionally, the jurisdiction of the Selected Courts, and irrevocably waives any and all rights such party may now or hereafter have to object to such jurisdiction, whether based on forum non conveniens or other basis.

(c)	EACH PARTY TO THIS AGREEMENT ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT OR RELATED TO THE OPERATIONS OF THE COMPANY IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES AND, THEREFORE, EACH SUCH PARTY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LEGAL ACTION ARISING OUT OF OR RELATING TO THIS AGREEMENT OR RELATED TO THE OPERATIONS OF THE COMPANY. EACH PARTY TO THIS AGREEMENT CERTIFIES AND ACKNOWLEDGES THAT (A) NO REPRESENTATIVE OF ANY OTHER PARTY TO THIS AGREEMENT HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY TO THIS AGREEMENT WOULD NOT SEEK TO ENFORCE THE FOREGOING WAIVER IN THE EVENT OF A LEGAL ACTION, (B) SUCH PARTY TO THIS AGREEMENT HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (C) SUCH PARTY TO THIS AGREEMENT MAKES THIS WAIVER VOLUNTARILY, AND (D) SUCH PARTY TO THIS AGREEMENT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS Section 9.14(c).

Section 9.15 Attorneys’ Fees. In the event that any Party institutes any action or suit to enforce this Agreement or to secure relief from any default hereunder or breach hereof, the prevailing Party shall be reimbursed by the losing Party for all costs, including reasonable attorney’s fees, incurred in connection therewith and in enforcing or collecting any judgment rendered therein.

Section 9.16 No Consequential or Punitive Damages. IN NO EVENT WILL ANY PARTY BE LIABLE TO ANY OTHER PARTY UNDER OR IN CONNECTION WITH THIS AGREEMENT OR IN CONNECTION WITH THE TRANSACTIONS CONTEMPLATED HEREIN FOR SPECIAL, GENERAL, INDIRECT, CONSEQUENTIAL, OR PUNITIVE OR EXEMPLARY DAMAGES, INCLUDING DAMAGES FOR LOST PROFITS OR LOST OPPORTUNITY, EVEN IF THE PARTY SOUGHT TO BE HELD LIABLE HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGE.

Section 9.17 Expenses. Unless otherwise contemplated or stipulated by this Agreement, all costs and expenses incurred in connection with this Agreement shall be paid by the party incurring such cost or expense.

Section 9.18 Specific Performance. Each party to this Agreement agrees that irreparable damage would occur if any provision of this Agreement were not performed in accordance with the terms hereof and that each party to this Agreement shall be entitled to seek specific performance of the terms hereof in addition to any other remedy at law or in equity.

Section 9.19 Counterparts. This Agreement may be executed in one or more counterparts, all of which taken together shall be deemed and considered one and the same agreement and document. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf’ format file or other similar format file, such signature shall be deemed an original for all purposes and shall create a valid and binding obligation of the party executing same with the same force and effect as if such facsimile or “.pdf” signature page was an original thereof.

[Signatures appear on following page]

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IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first written above.

Muscle Maker, Inc.
Sole Member

By:	/s/ Michael J. Roper
Name:	Michael J. Roper
Title:	Chief Executive Officer

Agreed and accepted:

Managing Member: Muscle Maker, Inc.

By:	/s/ Michael Roper
Name:	Michael Roper
Title:	CEO

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Annex D

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

# Profit Corporation:

## Certificate of Amendment (PURSUANT TO NRS 78.380 & 78.385/78.390)
## Certificate to Accompany Restated Articles or Amended and Restated Articles (PURSUANT TO NRS 78.403)
## Officer's Statement (PURSUANT TO NRS 80.030)

TYPE OR PRINT - USE DARK INK ONLY - DO NOT HIGHLIGHT

**1. Entity information:**

Name of entity as on file with the Nevada Secretary of State: Muscle Maker, Inc.

Entity or Nevada Business Identification Number (NVID): E2432622019-7

**2. Restated or Amended and Restated Articles:** (Select one)

(If amending and restating only, complete section 1,2 3, 5 and 6)

☐ Certificate to Accompany Restated Articles or Amended and Restated Articles

☐ Restated Articles - No amendments; articles are restated only and are signed by an officer of the corporation who has been authorized to execute the certificate by resolution of the board of directors adopted on: ______
The certificate correctly sets forth the text of the articles or certificate as amended to the date of the certificate.

☐ Amended and Restated Articles

* Restated or Amended and Restated Articles must be included with this filing type.

**3. Type of Amendment Filing Being Completed:** (Select only one box)

(If amending, complete section 1, 3, 5 and 6.)

☐ Certificate of Amendment to Articles of Incorporation (Pursuant to NRS 78.380 - Before Issuance of Stock)

The undersigned declare that they constitute at least two-thirds of the following:

(Check only one box) ☐ incorporators ☐ board of directors

The undersigned affirmatively declare that to the date of this certificate, no stock of the corporation has been issued

☒ Certificate of Amendment to Articles of Incorporation (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: %

☐ Officer's Statement (foreign qualified entities only) -

Name in home state, if using a modified name in Nevada: ______

Jurisdiction of formation: ______

Changes to takes the following effect:

☐ The entity name has been amended.
☐ The purpose of the entity has been amended.
☐ The authorized shares have been amended.
☐ Other: (specify changes)
☐ Dissolution
☐ Merger
☐ Conversion

* Officer's Statement must be submitted with either a certified copy of or a certificate evidencing the filing of any document, amendatory or otherwise, relating to the original articles in the place of the corporations creation.

This form must be accompanied by appropriate fees.

Page 1 of 2
Revised: 1/1/2019

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

# Profit Corporation:
## Certificate of Amendment (PURSUANT TO NRS 78.380 & 78.385/78.390)
## Certificate to Accompany Restated Articles or Amended and Restated Articles (PURSUANT TO NRS 78.403)
## Officer's Statement (PURSUANT TO NRS 80.030)

**4. Effective Date and Time:** (Optional)

Date: Time:

(must not be later than 90 days after the certificate is filed)

**5. Information Being Changed:** (Domestic corporations only)

Changes to takes the following effect:

- ☐ The entity name has been amended.
- ☐ The registered agent has been changed. (attach Certificate of Acceptance from new registered agent)
- ☐ The purpose of the entity has been amended.
- ☒ The authorized shares have been amended.
- ☐ The directors, managers or general partners have been amended.
- ☐ IRS tax language has been added.
- ☐ Articles have been added.
- ☐ Articles have been deleted.
- ☐ Other.

The articles have been amended as follows: (provide article numbers, if available)

Article 3 - Authorized Stock is hereby amended as follows: (See Exhibit A)

(attach additional page(s) if necessary)

**6. Signature:** (Required)

X ____________________ Chief Financial Officer
Signature of Officer or Authorized Signer Title

X ____________________
Signature of Officer or Authorized Signer Title

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

**Please include any required or optional information in space below:**
(attach additional page(s) if necessary)

Exhibit A

The aggregate number of shares which the Corporation shall have the authority to issue is 150,000,000 shares of Common Stock, $0.0001 par value per share. All Common Stock of the Corporation shall be of the same class and shall have the same rights and preferences. The Corporation shall be of the same class and shall have the same rights and preferences.”

This form must be accompanied by appropriate fees.

Page 2 of 2
Revised: 1/1/2019

Annex E

MUSCLE MAKER, INC.

2023 Equity Incentive Plan

1. Purpose. The purpose of the Muscle Maker, Inc. 2023 Equity Incentive Plan is to provide a means through which the Company and its Affiliates may attract and retain key personnel and to provide a means whereby directors, officers, managers, employees, consultants and advisors of the Company and its Affiliates can acquire and maintain an equity interest in the Company, or be paid incentive compensation, which may (but need not) be measured by reference to the value of Common Shares, thereby strengthening their commitment to the welfare of the Company and its Affiliates and aligning their interests with those of the Company’s stockholders.

2. Definitions. The following definitions shall be applicable throughout this Plan:

(a) “Affiliate” means (i) any person or entity that directly or indirectly controls, is controlled by or is under common control with the Company and/or (ii) to the extent provided by the Committee, any person or entity in which the Company has a significant interest as determined by the Committee in its discretion. The term “control” (including, with correlative meaning, the terms “controlled by” and “under common control with”), as applied to any person or entity, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such person or entity, whether through the ownership of voting or other securities, by contract or otherwise.

(b) “Award” means, individually or collectively, any Incentive Stock Option, Nonqualified Stock Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Stock Bonus Award or Performance Compensation Award granted under this Plan.

(c) “Award Agreement” means an agreement made and delivered in accordance with Section 15(a) of this Plan evidencing the grant of an Award hereunder.

(d) “Board” means the Board of Directors of the Company.

(e) “Business Day” means any day other than a Saturday, a Sunday or a day on which banking institutions in New York City are authorized or obligated by federal law or executive order to be closed.

(f) “Cause” means, in the case of a particular Award, unless the applicable Award Agreement states otherwise, (i) the Company or an Affiliate having “cause” to terminate a Participant’s employment or service, as defined in any employment or consulting agreement or similar document or policy between the Participant and the Company or an Affiliate in effect at the time of such termination or (ii) in the absence of any such employment or consulting agreement, document or policy (or the absence of any definition of “Cause” contained therein), (A) a material breach or material default (including, without limitation, any material dereliction of duty) by Participant of any agreement between the Participant and the Company, except for any such breach or default which is caused by the physical disability of the Participant (as determined by a neutral physician), or a repeated failure by the Participant to follow the direction of a duly authorized representative of the Company; (B) gross negligence, willful misfeasance or breach of fiduciary duty to the Company or Affiliate of the Company by the Participant; (C) the commission by the Participant of an act or omission involving fraud, embezzlement, misappropriation or dishonesty in connection with the Participant’s duties to the Company or Affiliate of the Company or that is otherwise likely to be injurious to the business or reputation of the Company or its Affiliates; or (D) the Participant’s conviction of, indictment for, or pleading guilty or nolo contendere to, any (x) felony or (y) other crime involving fraud or moral turpitude. Any determination of whether Cause exists shall be made by the Committee in its sole discretion.

(g) “Change in Control” shall, in the case of a particular Award, unless the applicable Award Agreement states otherwise or contains a different definition of “Change in Control,” be deemed to occur upon:

(i) A tender offer (or series of related offers) shall be made and consummated for the ownership of 50% or more of the outstanding voting securities of the Company, unless as a result of such tender offer more than 50% of the outstanding voting securities of the surviving or resulting corporation or entity shall be owned in the aggregate by (A) the shareholders of the Company (as of the time immediately prior to the commencement of such offer), or (B) any employee benefit plan of the Company or its Subsidiaries, and their Affiliates;

(ii) The Company shall be merged or consolidated with another corporation, unless as a result of such merger or consolidation more than 50% of the outstanding voting securities of the surviving or resulting corporation or entity shall be owned in the aggregate by (A) the shareholders of the Company (as of the time immediately prior to such transaction); provided, that a merger or consolidation of the Company with another company which is controlled by persons owning more than 50% of the outstanding voting securities of the Company shall constitute a Change in Control unless the Committee, in its discretion, determine otherwise, or (B) any employee benefit plan of the Company or its Subsidiaries, and their Affiliates;

(iii) The Company shall sell substantially all of its assets to another entity that is not wholly owned by the Company, unless as a result of such sale more than 50% of such assets shall be owned in the aggregate by (A) the shareholders of the Company (as of the time immediately prior to such transaction), or (B) any employee benefit plan of the Company or its Subsidiaries, and their Affiliates;

(iv) A Person (as defined below) shall acquire 50% or more of the outstanding voting securities of the Company (whether directly, indirectly, beneficially or of record), unless as a result of such acquisition more than 50% of the outstanding voting securities of the surviving or resulting corporation or entity shall be owned in the aggregate by (A) the shareholders of the Company (as of the time immediately prior to the first acquisition of such securities by such Person), or (B) any employee benefit plan of the Company or its Subsidiaries, and their Affiliates; or

(v) The individuals who, as of the date hereof, constitute the members of the Board (the “Current Board Members”) cease, by reason of a financing, merger, combination, acquisition, takeover or other non-ordinary course transaction affecting the Company, to constitute at least a majority of the members of the Board unless such change is approved by the Current Board Members.

For purposes of this Section 2(g), ownership of voting securities shall take into account and shall include ownership as determined by applying the provisions of Rule 13d-3(d)(I)(i) (as in effect on the date hereof) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). In addition, for such purposes, “Person” shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof; however, a Person shall not include (A) the Company or any of its Subsidiaries; (B) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Subsidiaries; (C) an underwriter temporarily holding securities pursuant to an offering of such securities; or (D) a corporation owned, directly or indirectly, by the shareholders of the Company in substantially the same proportion as their ownership of stock of the Company. If the timing of payments provided under an Award Agreement is based on or triggered by a Change in Control then, to extent necessary to avoid violating Section 409A, a Change in Control must also constitute a Change in Control Event as defined under Section 409A.

(h) “Code” means the Internal Revenue Code of 1986, as amended, and any successor thereto. References in this Plan to any section of the Code shall be deemed to include any regulations or other interpretative guidance issued by any governmental authority under such section, and any amendments or successor provisions to such section, regulations or guidance.

(i) “Committee” means a committee of at least two people as the Board may appoint to administer this Plan or, if no such committee has been appointed by the Board, the Board. Unless altered by an action of the Board, the Committee shall be the Compensation Committee of the Board.

(j) “Common Shares” means the common stock, par value $0.0001 per share, of the Company (and any stock or other securities into which such common shares may be converted or into which they may be exchanged).

(k) “Company” means Muscle Maker Inc., a Nevada corporation, together with its successors and assigns.

(l) “Current Board Members” has the meaning given such term in the definition of “Change in Control.”

(m) “Date of Grant” means the date on which the granting of an Award is authorized, or such other date as may be specified in such authorization.

(n) “Disability” means, in the case of a particular Award, unless the applicable Award Agreement states otherwise, (i) “Disability” as defined in any employment or consulting agreement or similar document or policy in effect between the Participant and the Company or an Affiliate or (ii) in the absence of any such employment or consulting agreement, document or policy (or the absence of any definition of “Disability” contained therein), the inability of the Participant to perform the essential functions of the Participant’s job by reason of a physical or mental infirmity, for a period of three (3) consecutive months or for an aggregate of six (6) months in any twelve (12) consecutive month period. The determination of whether a Participant has incurred a permanent and total disability shall be made by a physician designated by the Committee, whose determination shall be final and binding.

(o) “Effective Date” means the date as of which this Plan is adopted by the Board, subject to Section 3 of this Plan.

(p) “Eligible Director” means a person who is (i) a “non-employee director” within the meaning of Rule 16b-3 under the Exchange Act, and (ii) an “outside director” within the meaning of Section 162(m) of the Code.

(q) “Eligible Person” means any (i) individual employed by the Company or an Affiliate; provided, however, that no such employee covered by a collective bargaining agreement shall be an Eligible Person unless and to the extent that such eligibility is set forth in such collective bargaining agreement or in an agreement or instrument relating thereto; (ii) director of the Company or an Affiliate; or (iii) consultant or advisor to the Company or an Affiliate, provided that if the Securities Act applies such persons must be eligible to be offered securities registrable on Form S-8 under the Securities Act.

(r) “Exchange Act” has the meaning given such term in the definition of “Change in Control,” and any reference in this Plan to any section of (or rule promulgated under) the Exchange Act shall be deemed to include any rules, regulations or other interpretative guidance issued by any governmental authority under such section or rule, and any amendments or successor provisions to such section, rules, regulations or guidance.

(s) “Exercise Price” has the meaning given such term in Section 7(b) of this Plan.

(t) “Fair Market Value”, unless otherwise provided by the Committee in accordance with all applicable laws, rules regulations and standards, means, on a given date, (i) if the Common Shares are listed on a national securities exchange, the closing sales price on the principal exchange of the Common Shares on such date or, in the absence of reported sales on such date, the closing sales price on the immediately preceding date on which sales were reported, or (ii) if the Common Shares are not listed on a national securities exchange, the mean between the bid and offered prices as quoted by any nationally recognized interdealer quotation system for such date, provided that if the Common Shares are not quoted on an interdealer quotation system or it is determined that the fair market value is not properly reflected by such quotations, Fair Market Value will be determined by such other method as the Committee determines in good faith to be reasonable and in compliance with Section 409A.

(u) “Immediate Family Members” shall have the meaning set forth in Section 15(b) of this Plan.

(v) “Incentive Stock Option” means an Option that is designated by the Committee as an incentive stock option as described in Section 422 of the Code and otherwise meets the requirements set forth in this Plan.

(w) “Indemnifiable Person” shall have the meaning set forth in Section 4(e) of this Plan.

(x) “Negative Discretion” shall mean the discretion authorized by this Plan to be applied by the Committee to eliminate or reduce the size of a Performance Compensation Award consistent with Section 162(m) of the Code.

(y) “Nonqualified Stock Option” means an Option that is not designated by the Committee as an Incentive Stock Option.

(z) “Option” means an Award granted under Section 7 of this Plan.

(aa) “Option Period” has the meaning given such term in Section 7(c) of this Plan.

(bb) “Participant” means an Eligible Person who has been selected by the Committee to participate in this Plan and to receive an Award pursuant to Section 6 of this Plan.

(cc) “Performance Compensation Award” shall mean any Award designated by the Committee as a Performance Compensation Award pursuant to Section 11 of this Plan.

(dd) “Performance Criteria” shall mean the criterion or criteria that the Committee shall select for purposes of establishing the Performance Goal(s) for a Performance Period with respect to any Performance Compensation Award under this Plan.

(ee) “Performance Formula” shall mean, for a Performance Period, the one or more objective formulae applied against the relevant Performance Goal to determine, with regard to the Performance Compensation Award of a particular Participant, whether all, some portion but less than all, or none of the Performance Compensation Award has been earned for the Performance Period.

(ff) “Performance Goals” shall mean, for a Performance Period, the one or more goals established by the Committee for the Performance Period based upon the Performance Criteria.

(gg) “Performance Period” shall mean the one or more periods of time, as the Committee may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to, and the payment of, a Performance Compensation Award.

(hh) “Permitted Transferee” shall have the meaning set forth in Section 15(b) of this Plan.

(ii) “Person” has the meaning given such term in the definition of “Change in Control.”

(jj) “Plan” means this Muscle Maker, Inc. 2023 Equity Incentive Plan, as amended from time to time.

(kk) “Retirement” means the fulfillment of each of the following conditions: (i) the Participant is in good standing with the Company and/or an Affiliate of the Company as determined by the Committee; (ii) the voluntary termination by a Participant of such Participant’s employment or service to the Company and/or an Affiliate and (iii) that at the time of such voluntary termination, the sum of: (A) the Participant’s age (calculated to the nearest month, with any resulting fraction of a year being calculated as the number of months in the year divided by 12) and (B) the Participant’s years of employment or service with the Company (calculated to the nearest month, with any resulting fraction of a year being calculated as the number of months in the year divided by 12) equals at least 62 (provided that, in any case, the foregoing shall only be applicable if, at the time of such Retirement, the Participant shall be at least 55 years of age and shall have been employed by or served with the Company for no less than five years).

(ll) “Restricted Period” means the period of time determined by the Committee during which an Award is subject to restrictions or, as applicable, the period of time within which performance is measured for purposes of determining whether an Award has been earned.

(mm) “Restricted Stock Unit” means an unfunded and unsecured promise to deliver Common Shares, cash, other securities or other property, subject to certain restrictions (including, without limitation, a requirement that the Participant remain continuously employed or provide continuous services for a specified period of time), granted under Section 9 of this Plan.

(nn) “Restricted Stock” means Common Shares, subject to certain specified restrictions (including, without limitation, a requirement that the Participant remain continuously employed or provide continuous services for a specified period of time), granted under Section 9 of this Plan.

(oo) “SAR Period” has the meaning given such term in Section 8(c) of this Plan.

(pp) “Section 409A” means Section 409A of the Code (together with all Treasury Regulations, guidance, compliance programs, and other interpretative authority thereunder.

(qq) “Securities Act” means the Securities Act of 1933, as amended, and any successor thereto. Reference in this Plan to any section of the Securities Act shall be deemed to include any rules, regulations or other official interpretative guidance issued by any governmental authority under such section, and any amendments or successor provisions to such section, rules, regulations or guidance.

(rr) “Stock Appreciation Right” or “SAR” means an Award granted under Section 8 of this Plan which meets all of the requirements of Section 1.409A-1(b)(5)(i)(B) of the Treasury Regulations.

(ss) “Stock Bonus Award” means an Award granted under Section 10 of this Plan.

(tt) “Strike Price” means, except as otherwise provided by the Committee in the case of Substitute Awards, (i) in the case of a SAR granted in tandem with an Option, the Exercise Price of the related Option, or (ii) in the case of a SAR granted independent of an Option, the Fair Market Value of Common Shares on the Date of Grant.

(uu) “Subsidiary” means, with respect to any specified Person:

(i) any corporation, association or other business entity of which more than 50% of the total voting power of shares of voting securities (without regard to the occurrence of any contingency and after giving effect to any voting agreement or stockholders’ agreement that effectively transfers voting power) is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person (or a combination thereof); and

(ii) any partnership or limited liability company (or any comparable foreign entity) (a) the sole general partner or managing member (or functional equivalent thereof) or the managing general partner of which is such Person or Subsidiary of such Person or (b) the only general partners or managing members (or functional equivalents thereof) of which are that Person or one or more Subsidiaries of that Person (or any combination thereof).

(vv) “Substitute Award” has the meaning given such term in Section 5(e).

(ww) “Treasury Regulations” means any regulations, whether proposed, temporary or final, promulgated by the U.S. Department of Treasury under the Code, and any successor provisions.

3. Effective Date; Duration. The Plan shall be effective on , 2023, the date on which it is approved by the stockholders of the Company, which date shall be within twelve (12) months before or after the date of the Plan’s adoption by the Board. The expiration date of this Plan, on and after which date no Awards may be granted hereunder, shall be , 2033, the tenth anniversary of the date on which the Plan was approved by the stockholders of the Company; provided, however, that such expiration shall not affect Awards then outstanding, and the terms and conditions of this Plan shall continue to apply to such Awards.

4. Administration.

(a) The Committee shall administer this Plan. To the extent required to comply with the provisions of Rule 16b-3 promulgated under the Exchange Act (if the Board is not acting as the Committee under this Plan) or necessary to obtain the exception for performance-based compensation under Section 162(m) of the Code, as applicable, it is intended that each member of the Committee shall, at the time he takes any action with respect to an Award under this Plan, be an Eligible Director. However, the fact that a Committee member shall fail to qualify as an Eligible Director shall not invalidate any Award granted by the Committee that is otherwise validly granted under this Plan. The acts of a majority of the members present at any meeting at which a quorum is present or acts approved in writing by a majority of the Committee shall be deemed the acts of the Committee. Whether a quorum is present shall be determined based on the Committee’s charter as approved by the Board.

(b) Subject to the provisions of this Plan and applicable law, the Committee shall have the sole and plenary authority, in addition to other express powers and authorizations conferred on the Committee by this Plan and its charter, to: (i) designate Participants; (ii) determine the type or types of Awards to be granted to a Participant; (iii) determine the number of Common Shares to be covered by, or with respect to which payments, rights, or other matters are to be calculated in connection with, Awards; (iv) determine the terms and conditions of any Award; (v) determine whether, to what extent, and under what circumstances Awards may be settled or exercised in cash, Common Shares, other securities, other Awards or other property, or canceled, forfeited, or suspended, and the method or methods by which Awards may be settled, exercised, canceled, forfeited, or suspended; (vi) determine whether, to what extent, and under what circumstances the delivery of cash, Common Shares, other securities, other Awards or other property and other amounts payable with respect to an Award shall be made; (vii) interpret, administer, reconcile any inconsistency in, settle any controversy regarding, correct any defect in and/or complete any omission in this Plan and any instrument or agreement relating to, or Award granted under, this Plan; (viii) establish, amend, suspend, or waive any rules and regulations and appoint such agents as the Committee shall deem appropriate for the proper administration of this Plan; (ix) accelerate the vesting or exercisability of, payment for or lapse of restrictions on, Awards; and (x) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of this Plan.

(c) The Committee may, by resolution, expressly delegate to a special committee, consisting of one or more directors who may but need not be officers of the Company, the authority, within specified parameters as to the number and types of Awards, to (i) designate officers and/or employees of the Company or any of its Affiliates to be recipients of Awards under this Plan, and (ii) to determine the number of such Awards to be received by any such Participants; provided, however, that such delegation of duties and responsibilities may not be made with respect to grants of Awards to persons (i) subject to Section 16 of the Exchange Act or (ii) who are, or who are reasonably expected to be, “covered employees” for purposes of Section 162(m) of the Code. The acts of such delegates shall be treated as acts of the Committee, and such delegates shall report regularly to the Board and the Committee regarding the delegated duties and responsibilities and any Awards granted.

(d) Unless otherwise expressly provided in this Plan, all designations, determinations, interpretations, and other decisions under or with respect to this Plan or any Award or any documents evidencing Awards granted pursuant to this Plan shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive and binding upon all persons or entities, including, without limitation, the Company, any Affiliate, any Participant, any holder or beneficiary of any Award, and any stockholder of the Company.

(e) No member of the Board, the Committee, delegate of the Committee or any employee, advisor or agent of the Company or the Board or the Committee (each such person, an “Indemnifiable Person”) shall be liable for any action taken or omitted to be taken or any determination made in good faith with respect to this Plan or any Award hereunder. Each Indemnifiable Person shall be indemnified and held harmless by the Company against and from (and the Company shall pay or reimburse on demand for) any loss, cost, liability, or expense (including court costs and attorneys’ fees) that may be imposed upon or incurred by such Indemnifiable Person in connection with or resulting from any action, suit or proceeding to which such Indemnifiable Person may be a party or in which such Indemnifiable Person may be involved by reason of any action taken or omitted to be taken under this Plan or any Award Agreement and against and from any and all amounts paid by such Indemnifiable Person with the Company’s approval, in settlement thereof, or paid by such Indemnifiable Person in satisfaction of any judgment in any such action, suit or proceeding against such Indemnifiable Person, provided, that the Company shall have the right, at its own expense, to assume and defend any such action, suit or proceeding and once the Company gives notice of its intent to assume the defense, the Company shall have sole control over such defense with counsel of the Company’s choice. The foregoing right of indemnification shall not be available to an Indemnifiable Person to the extent that a final judgment or other final adjudication (in either case not subject to further appeal) binding upon such Indemnifiable Person determines that the acts or omissions of such Indemnifiable Person giving rise to the indemnification claim resulted from such Indemnifiable Person’s bad faith, fraud or willful criminal act or omission or that such right of indemnification is otherwise prohibited by law or by the Company’s Certificate of Incorporation or Bylaws. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which any such Indemnifiable Person may be entitled under the Company’s Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or any other power that the Company may have to indemnify such Indemnifiable Persons or hold them harmless.

(f) Notwithstanding anything to the contrary contained in this Plan, the Board may, in its sole discretion, at any time and from time to time, grant Awards and administer this Plan with respect to such Awards. In any such case, the Board shall have all the authority granted to the Committee under this Plan.

5. Grant of Awards; Shares Subject to this Plan; Limitations.

(a) The Committee may, from time to time, grant Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Stock Bonus Awards and/or Performance Compensation Awards to one or more Eligible Persons. No more than five percent (5%) of the aggregate number of Common Shares available for issuance pursuant to Section 5(b) hereof may be granted pursuant to Awards that are eligible to vest prior to the first anniversary of the Date of Grant. No Participant shall be eligible to receive or accrue dividends or dividend equivalent rights with respect to the Common Shares subject to an unvested Award, including without limitation, an Award of Stock Appreciation Rights or Restricted Stock Units.

(b) Subject to Section 12 of this Plan, the Committee is authorized to deliver under this Plan an aggregate of 2,500,000 Common Shares.

(c) Common Shares underlying Awards under this Plan that are forfeited, cancelled, expire unexercised, or are settled in cash shall be available again for Awards under this Plan at the same ratio at which they were previously granted. Notwithstanding the foregoing, the following Common Shares shall not be available again for Awards under the Plan: (i) shares tendered or held back upon the exercise of an Option or settlement of an Award to cover the Exercise Price of an Award; (ii) shares that are used or withheld to satisfy tax withholding obligations of the Participant; (iii) shares subject to a Stock Appreciation Right that are not issued in connection with the stock settlement of the SAR upon exercise thereof; and (iv) shares purchased in the open market using proceeds received upon the exercise of an Option.

(d) Common Shares delivered by the Company in settlement of Awards may be authorized and unissued shares, shares held in the treasury of the Company, shares purchased on the open market or by private purchase, or any combination of the foregoing.

(e) Subject to compliance with Section 1.409A-3(f) of the Treasury Regulations, Awards may, in the sole discretion of the Committee, be granted under this Plan in assumption of, or in substitution for, outstanding awards previously granted by an entity acquired by the Company or with which the Company combines (“Substitute Awards”). The number of Common Shares underlying any Substitute Awards shall be counted against the aggregate number of Common Shares available for Awards under this Plan.

(f) Notwithstanding any provision in the Plan to the contrary (but subject to adjustment as provided in Section 12), the Committee shall not grant to any one Eligible Person in any one calendar year Awards (i) for more than 50% of the Available Shares in the aggregate or (ii) payable in cash in an amount exceeding $10,000,000 in the aggregate.

6. Eligibility. Participation shall be limited to Eligible Persons who have entered into an Award Agreement or who have received written notification from the Committee, or from a person designated by the Committee, that they have been selected to participate in this Plan.

7. Options.

(a) Generally. Each Option granted under this Plan shall be evidenced by an Award Agreement (whether in paper or electronic medium (including email or the posting on a web site maintained by the Company or a third party under contract with the Company)). Each Option so granted shall be subject to the conditions set forth in this Section 7, and to such other conditions not inconsistent with this Plan as may be reflected in the applicable Award Agreement. All Options granted under this Plan shall be Nonqualified Stock Options unless the applicable Award Agreement expressly states that the Option is intended to be an Incentive Stock Option. Notwithstanding any designation of an Option, to the extent that the aggregate Fair Market Value of Common Shares with respect to which Options designated as Incentive Stock Options are exercisable for the first time by any Participant during any calendar year (under all plans of the Company or any Subsidiary) exceeds $100,000, such excess Options shall be treated as Nonqualified Stock Options. Incentive Stock Options shall be granted only to Eligible Persons who are employees of the Company and its Affiliates, and no Incentive Stock Option shall be granted to any Eligible Person who is ineligible to receive an Incentive Stock Option under the Code. No Option shall be treated as an Incentive Stock Option unless this Plan has been approved by the stockholders of the Company in a manner intended to comply with the stockholder approval requirements of Section 422(b)(1) of the Code, provided that any Option intended to be an Incentive Stock Option shall not fail to be effective solely on account of a failure to obtain such approval, but rather such Option shall be treated as a Nonqualified Stock Option unless and until such approval is obtained. In the case of an Incentive Stock Option, the terms and conditions of such grant shall be subject to and comply with such rules as may be prescribed by Section 422 of the Code. If for any reason an Option intended to be an Incentive Stock Option (or any portion thereof) shall not qualify as an Incentive Stock Option, then, to the extent of such nonqualification, such Option or portion thereof shall be regarded as a Nonqualified Stock Option appropriately granted under this Plan.

(b) Exercise Price. The exercise price (“Exercise Price”) per Common Share for each Option shall not be less than 100% of the Fair Market Value of such share determined as of the Date of Grant; provided, however, that in the case of an Incentive Stock Option granted to an employee who, at the time of the grant of such Option, owns shares representing more than 10% of the voting power of all classes of shares of the Company or any Affiliate, the Exercise Price per share shall not be less than 110% of the Fair Market Value per share on the Date of Grant; and, provided further, that notwithstanding any provision herein to the contrary, the Exercise Price shall not be less than the par value per Common Share.

(c) Vesting and Expiration. Options shall vest and become exercisable in such manner and on such date or dates determined by the Committee and as set forth in the applicable Award Agreement, and shall expire after such period, not to exceed ten (10) years from the Date of Grant, as may be determined by the Committee (the “Option Period”); provided, however, that the Option Period shall not exceed five (5) years from the Date of Grant in the case of an Incentive Stock Option granted to a Participant who on the Date of Grant owns shares representing more than 10% of the voting power of all classes of shares of the Company or any Affiliate; and, provided, further, that notwithstanding any vesting dates set by the Committee, the Committee may, in its sole discretion, accelerate the exercisability of any Option, which acceleration shall not affect the terms and conditions of such Option other than with respect to exercisability. Unless otherwise provided by the Committee in an Award Agreement:

(i) the unvested portion of an Option shall expire upon termination of employment or service of the Participant granted the Option, and the vested portion of such Option shall remain exercisable for:

(A) one year following termination of employment or service by reason of such Participant’s death or Disability (with the determination of Disability to be made by the Committee on a case by case basis), or, with respect to an Incentive Stock Option, three (3) months following such termination, but not later than the expiration of the Option Period;

(B) for directors, officers and employees of the Company only, for six (6) months following termination of employment or service by reason of such Participant’s Retirement, or, with respect to an Incentive Stock Option, three (3) months following such termination, but not later than the expiration of the Option Period;

(C) ninety (90) days following termination of employment or service for any reason other than such Participant’s death, Disability or Retirement, and other than such Participant’s termination of employment or service for Cause, but not later than the expiration of the Option Period; and

(ii) both the unvested and the vested portion of an Option shall immediately expire upon the termination of the Participant’s employment or service by the Company for Cause.

Notwithstanding the foregoing provisions of Section 7(c) and consistent with the requirements of applicable law, the Committee, in its sole discretion, may extend the post-termination of employment period during which a Participant may exercise vested Options.

(d) Method of Exercise and Form of Payment. No Common Shares shall be delivered pursuant to the exercise of an Option until payment in full of the Exercise Price therefor is received by the Company and the Participant has paid to the Company an amount equal to any federal, state, local and/or foreign income and employment taxes required to be withheld. Options that have become exercisable may be exercised by delivery of written or electronic notice of exercise to the Company in accordance with the terms of the Award Agreement accompanied by payment of the Exercise Price. The Exercise Price shall be payable (i) in cash, check (subject to collection), cash equivalent and/or vested Common Shares valued at the Fair Market Value at the time the Option is exercised (including, pursuant to procedures approved by the Committee, by means of attestation of ownership of a sufficient number of Common Shares in lieu of actual delivery of such shares to the Company); provided, however, that such Common Shares are not subject to any pledge or other security interest and; (ii) by such other method as the Committee may permit in accordance with applicable law, in its sole discretion, including without limitation: (A) in other property having a fair market value (as determined by the Committee in its discretion) on the date of exercise equal to the Exercise Price or (B) if there is a public market for the Common Shares at such time, by means of a broker-assisted “cashless exercise” pursuant to which the Company is delivered a copy of irrevocable instructions to a stockbroker to sell the Common Shares otherwise deliverable upon the exercise of the Option and to deliver promptly to the Company an amount equal to the Exercise Price or (C) by a “net exercise” method whereby the Company withholds from the delivery of the Common Shares for which the Option was exercised that number of Common Shares having a Fair Market Value equal to the aggregate Exercise Price for the Common Shares for which the Option was exercised. Any fractional Common Shares shall be settled in cash.

(e) Notification upon Disqualifying Disposition of an Incentive Stock Option. Each Participant awarded an Incentive Stock Option under this Plan shall notify the Company in writing immediately after the date he makes a disqualifying disposition of any Common Shares acquired pursuant to the exercise of such Incentive Stock Option. A disqualifying disposition is any disposition (including, without limitation, any sale) of such Common Shares before the later of (A) two years after the Date of Grant of the Incentive Stock Option or (B) one year after the date of exercise of the Incentive Stock Option. The Company may, if determined by the Committee and in accordance with procedures established by the Committee, retain possession of any Common Shares acquired pursuant to the exercise of an Incentive Stock Option as agent for the applicable Participant until the end of the period described in the preceding sentence.

(f) Compliance with Laws, etc. Notwithstanding the foregoing, in no event shall a Participant be permitted to exercise an Option in a manner that the Committee determines would violate the Sarbanes-Oxley Act of 2002, if applicable, or any other applicable law or the applicable rules and regulations of the Securities and Exchange Commission or the applicable rules and regulations of any securities exchange or inter-dealer quotation system on which the securities of the Company are listed or traded.

8. Stock Appreciation Rights.

(a) Generally. Each SAR granted under this Plan shall be evidenced by an Award Agreement (whether in paper or electronic medium (including email or the posting on a web site maintained by the Company or a third party under contract with the Company)). Each SAR so granted shall be subject to the conditions set forth in this Section 8, and to such other conditions not inconsistent with this Plan as may be reflected in the applicable Award Agreement. Any Option granted under this Plan may include tandem SARs (i.e., SARs granted in conjunction with an Award of Options under this Plan). The Committee also may award SARs to Eligible Persons independent of any Option.

(b) Exercise Price. The Exercise Price per Common Share for each Option granted in connection with a SAR shall not be less than 100% of the Fair Market Value of such share determined as of the Date of Grant.

(c) Vesting and Expiration. A SAR granted in connection with an Option shall become exercisable and shall expire according to the same vesting schedule and expiration provisions as the corresponding Option. A SAR granted independent of an Option shall vest and become exercisable and shall expire in such manner and on such date or dates determined by the Committee and shall expire after such period, not to exceed ten years, as may be determined by the Committee (the “SAR Period”); provided, however, that notwithstanding any vesting dates set by the Committee, the Committee may, in its sole discretion, accelerate the exercisability of any SAR, which acceleration shall not affect the terms and conditions of such SAR other than with respect to exercisability. Unless otherwise provided by the Committee in an Award Agreement:

(i) the unvested portion of a SAR shall expire upon termination of employment or service of the Participant granted the SAR, and the vested portion of such SAR shall remain exercisable for:

(A) one year following termination of employment or service by reason of such Participant’s death or Disability (with the determination of Disability to be made by the Committee on a case by case basis), but not later than the expiration of the SAR Period;

(B) for directors, officers and employees of the Company only, for six (6) months following termination of employment or service by reason of such Participant’s Retirement, but not later than the expiration of the SAR Period;

(C) ninety (90) days following termination of employment or service for any reason other than such Participant’s death, Disability or Retirement, and other than such Participant’s termination of employment or service for Cause, but not later than the expiration of the SAR Period; and

(ii) both the unvested and the vested portion of a SAR shall expire immediately upon the termination of the Participant’s employment or service by the Company for Cause.

(d) Method of Exercise. SARs that have become exercisable may be exercised by delivery of written or electronic notice of exercise to the Company in accordance with the terms of the Award, specifying the number of SARs to be exercised and the date on which such SARs were awarded. Notwithstanding the foregoing, if on the last day of the Option Period (or in the case of a SAR independent of an Option, the SAR Period), the Fair Market Value exceeds the Strike Price, the Participant has not exercised the SAR or the corresponding Option (if applicable), and neither the SAR nor the corresponding Option (if applicable) has expired, such SAR shall be deemed to have been exercised by the Participant on such last day and the Company shall make the appropriate payment therefor.

(e) Payment. Upon the exercise of a SAR, the Company shall pay to the Participant an amount equal to the number of Common Shares subject to the SAR that are being exercised multiplied by the excess, if any, of the Fair Market Value of one Common Share on the exercise date over the Strike Price, less an amount equal to any federal, state, local and non-U.S. income and employment taxes required to be withheld. The Company shall pay such amount in cash, in Common Shares valued at Fair Market Value, or any combination thereof, as determined by the Committee. Any fractional Common Share shall be settled in cash.

9. Restricted Stock and Restricted Stock Units.

(a) Generally. Each grant of Restricted Stock and Restricted Stock Units shall be evidenced by an Award Agreement (whether in paper or electronic medium (including email or the posting on a web site maintained by the Company or a third party under contract with the Company)). Each such grant shall be subject to the conditions set forth in this Section 9, and to such other conditions not inconsistent with this Plan as may be reflected in the applicable Award Agreement. Restricted Stock and Restricted Stock Units shall be subject to such restrictions on transferability and other restrictions as the Committee may impose (including, for example, that holders of Restricted Stock may not vote or receive dividends on the Restricted Stock). These restrictions may lapse separately or in combination at such times, under such circumstances, in such installments, upon the satisfaction of Performance Goals or otherwise, as the Committee determines at the time of the grant of an Award or thereafter. Except as otherwise provided in an Award Agreement, a Participant shall have none of the rights of a stockholder with respect to Restricted Stock Units until such time as Common Shares are paid in settlement of such Awards.

(b) Restricted Accounts; Escrow or Similar Arrangement. Unless otherwise determined by the Committee, upon the grant of Restricted Stock, a book entry in a restricted account shall be established in the Participant’s name at the Company’s transfer agent and, if the Committee determines that the Restricted Stock shall be held by the Company or in escrow rather than held in such restricted account pending the release of the applicable restrictions, the Committee may require the Participant to additionally execute and deliver to the Company (i) an escrow agreement satisfactory to the Committee, if applicable, and (ii) the appropriate share power (endorsed in blank) with respect to the Restricted Stock covered by such agreement. If a Participant shall fail to execute an agreement evidencing an Award of Restricted Stock and, if applicable, an escrow agreement and blank share power within the amount of time specified by the Committee, the Award shall be null and void ab initio. No Participant shall have voting rights with respect to any Awards of Restricted Stock. A Participant holding Restricted Stock granted hereunder shall not have the right to receive dividends on the Restricted Stock during the Restriction Period. To the extent shares of Restricted Stock are forfeited, any share certificates issued to the Participant evidencing such shares shall be returned to the Company, and all rights of the Participant to such shares and as a stockholder with respect thereto shall terminate without further obligation on the part of the Company.

(c) Vesting; Acceleration of Lapse of Restrictions. Unless otherwise provided by the Committee in an Award Agreement, the unvested portion of Restricted Stock and Restricted Stock Units shall terminate and be forfeited upon the termination of employment or service of the Participant granted the applicable Award.

(d) Delivery of Restricted Stock and Settlement of Restricted Stock Units. (i) Upon the expiration of the Restricted Period with respect to any shares of Restricted Stock, the restrictions set forth in the applicable Award Agreement shall be of no further force or effect with respect to such shares, except as set forth in the applicable Award Agreement. If an escrow arrangement is used, upon such expiration, the Company shall deliver to the Participant, or his beneficiary, without charge, the share certificate evidencing the shares of Restricted Stock that have not then been forfeited and with respect to which the Restricted Period has expired (rounded down to the nearest full share).

(ii) Unless otherwise provided by the Committee in an Award Agreement, upon the expiration of the Restricted Period with respect to any outstanding Restricted Stock Units, the Company shall deliver to the Participant, or his beneficiary, without charge, one Common Share for each such outstanding Restricted Stock Unit; provided, however, that the Committee may, in its sole discretion and subject to the requirements of Section 409A, elect to (i) pay cash or part cash and part Common Share in lieu of delivering only Common Shares in respect of such Restricted Stock Units or (ii) defer the delivery of Common Shares (or cash or part Common Shares and part cash, as the case may be) beyond the expiration of the Restricted Period if such delivery would result in a violation of applicable law until such time as is no longer the case. If a cash payment is made in lieu of delivering Common Shares, the amount of such payment shall be equal to the Fair Market Value of the Common Shares as of the date on which the Restricted Period lapsed with respect to such Restricted Stock Units, less an amount equal to any federal, state, local and non-U.S. income and employment taxes required to be withheld.

10. Stock Bonus Awards. The Committee may issue unrestricted Common Shares, or other Awards denominated in Common Shares, under this Plan to Eligible Persons, either alone or in tandem with other awards, in such amounts as the Committee shall from time to time in its sole discretion determine. Each Stock Bonus Award granted under this Plan shall be evidenced by an Award Agreement (whether in paper or electronic medium (including email or the posting on a web site maintained by the Company or a third party under contract with the Company)). Each Stock Bonus Award so granted shall be subject to such conditions not inconsistent with this Plan as may be reflected in the applicable Award Agreement.

11. Performance Compensation Awards.

(a) Generally. The provisions of the Plan are intended to enable Options and Stock Appreciation Rights granted hereunder to certain Eligible Persons to qualify for an exemption under Section 162(m) of the Code. The Committee shall have the authority, at the time of grant of any Award described in Sections 7 through 10 of this Plan, to designate such Award as a Performance Compensation Award intended to qualify as “performance-based compensation” under Section 162(m) of the Code. The Committee shall have the authority to make an award of a cash bonus to any Participant and designate such Award as a Performance Compensation Award intended to qualify as “performance-based compensation” under Section 162(m) of the Code.

(b) Discretion of Committee with Respect to Performance Compensation Awards. With regard to a particular Performance Period, the Committee shall have sole discretion to select the length of such Performance Period, the type(s) of Performance Compensation Awards to be issued, the Performance Criteria that will be used to establish the Performance Goal(s), the kind(s) and/or level(s) of the Performance Goals(s) that is (are) to apply and the Performance Formula. Within the first 90 calendar days of a Performance Period (or, if longer or shorter, within the maximum period allowed under Section 162(m) of the Code, if applicable), the Committee shall, with regard to the Performance Compensation Awards to be issued for such Performance Period, exercise its discretion with respect to each of the matters enumerated in the immediately preceding sentence and record the same in writing.

(c) Performance Criteria. The Performance Criteria that will be used to establish the Performance Goal(s) shall be based on the attainment of specific levels of performance of the Company and/or one or more Affiliates, divisions or operational units, or any combination of the foregoing, as determined by the Committee, which criteria may be based on one or more of the following business criteria: (i) revenue; (ii) sales; (iii) profit (net profit, gross profit, operating profit, economic profit, profit margins or other corporate profit measures); (iv) earnings (EBIT, EBITDA, earnings per share, or other corporate earnings measures); (v) net income (before or after taxes, operating income or other income measures); (vi) cash (cash flow, cash generation or other cash measures); (vii) stock price or performance; (viii) total stockholder return (stock price appreciation plus reinvested dividends divided by beginning share price); (ix) economic value added; (x) return measures (including, but not limited to, return on assets, capital, equity, investments or sales, and cash flow return on assets, capital, equity, or sales); (xi) market share; (xii) improvements in capital structure; (xiii) expenses (expense management, expense ratio, expense efficiency ratios or other expense measures); (xiv) business expansion or consolidation (acquisitions and divestitures); (xv) internal rate of return or increase in net present value; (xvi) working capital targets relating to inventory and/or accounts receivable; (xvii) inventory management; (xviii) service or product delivery or quality; (xix) customer satisfaction; (xx) employee retention; (xxi) safety standards; (xxii) productivity measures; (xxiii) cost reduction measures; and/or (xxiv) strategic plan development and implementation. Any one or more of the Performance Criteria adopted by the Committee may be used on an absolute or relative basis to measure the performance of the Company and/or one or more Affiliates as a whole or any business unit(s) of the Company and/or one or more Affiliates or any combination thereof, as the Committee may deem appropriate, or any of the above Performance Criteria may be compared to the performance of a selected group of comparison companies, or a published or special index that the Committee, in its sole discretion, deems appropriate, or as compared to various stock market indices. The Committee also has the authority to provide for accelerated vesting of any Award based on the achievement of Performance Goals pursuant to the Performance Criteria specified in this paragraph. To the extent required under Section 162(m) of the Code, the Committee shall, within the first 90 calendar days of a Performance Period (or, if longer or shorter, within the maximum period allowed under Section 162(m) of the Code), define in an objective fashion the manner of calculating the Performance Criteria it selects to use for such Performance Period and thereafter promptly communicate such Performance Criteria to the Participant.

(d) Modification of Performance Goal(s). In the event that applicable tax and/or securities laws change to permit Committee discretion to alter the governing Performance Criteria without obtaining stockholder approval of such alterations, the Committee shall have sole discretion to make such alterations without obtaining stockholder approval. The Committee is authorized at any time during the first 90 calendar days of a Performance Period (or, if longer or shorter, within the maximum period allowed under Section 162(m) of the Code, if applicable), or at any time thereafter to the extent the exercise of such authority at such time would not cause the Performance Compensation Awards granted to any Participant for such Performance Period to fail to qualify as “performance-based compensation” under Section 162(m) of the Code, in its sole discretion, to adjust or modify the calculation of a Performance Goal for such Performance Period, based on and in order to appropriately reflect the following events: (i) asset write-downs; (ii) litigation or claim judgments or settlements; (iii) the effect of changes in tax laws, accounting principles, or other laws or regulatory rules affecting reported results; (iv) any reorganization and restructuring programs; (v) extraordinary nonrecurring items as described in Accounting Principles Board Opinion No. 30 (or any successor pronouncement thereto) and/or in management’s discussion and analysis of financial condition and results of operations appearing in the Company’s annual report to stockholders for the applicable year; (vi) acquisitions or divestitures; (vii) any other specific unusual or nonrecurring events, or objectively determinable category thereof; (viii) foreign exchange gains and losses; and (ix) a change in the Company’s fiscal year.

(e) Payment of Performance Compensation Awards.

(i) Condition to Receipt of Payment. Unless otherwise provided in the applicable Award Agreement, a Participant must be employed by, or in service to, the Company on the last day of a Performance Period to be eligible for payment in respect of a Performance Compensation Award for such Performance Period.

(ii) Limitation. A Participant shall be eligible to receive payment in respect of a Performance Compensation Award only to the extent that: (A) the Performance Goals for such period are achieved; and (B) all or some of the portion of such Participant’s Performance Compensation Award has been earned for the Performance Period based on the application of the Performance Formula to such achieved Performance Goals.

(iii) Certification. Following the completion of a Performance Period, the Committee shall review and certify in writing whether, and to what extent, the Performance Goals for the Performance Period have been achieved and, if so, calculate and certify in writing that amount of the Performance Compensation Awards earned for the period based upon the Performance Formula. The Committee shall then determine the amount of each Participant’s Performance Compensation Award actually payable for the Performance Period and, in so doing, may apply Negative Discretion.

(iv) Use of Negative Discretion. In determining the actual amount of an individual Participant’s Performance Compensation Award for a Performance Period, the Committee may reduce or eliminate the amount of the Performance Compensation Award earned under the Performance Formula in the Performance Period through the use of Negative Discretion if, in its sole judgment, such reduction or elimination is appropriate. The Committee shall not have the discretion, except as is otherwise provided in this Plan, to (A) grant or provide payment in respect of Performance Compensation Awards for a Performance Period if the Performance Goals for such Performance Period have not been attained; or (B) increase a Performance Compensation Award above the applicable limitations set forth in Section 5 of this Plan.

(f) Timing of Award Payments. Performance Compensation Awards granted for a Performance Period shall be paid to Participants as soon as administratively practicable following completion of the certifications required by this Section 11, but in no event later than two-and-one-half months following the end of the fiscal year during which the Performance Period is completed in order to comply with the short-term deferral rules under Section 1.409A-1(b)(4) of the Treasury Regulations. Notwithstanding the foregoing, payment of a Performance Compensation Award may be delayed, as permitted by Section 1.409A-2(b)(7)(i) of the Treasury Regulations, to the extent that the Company reasonably anticipates that if such payment were made as scheduled, the Company’s tax deduction with respect to such payment would not be permitted due to the application of Section 162(m) of the Code.

12. Changes in Capital Structure and Similar Events. In the event of (a) any dividend or other distribution (whether in the form of cash, Common Shares, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, amalgamation, consolidation, split-up, split-off, combination, repurchase or exchange of Common Shares or other securities of the Company, issuance of warrants or other rights to acquire Common Shares or other securities of the Company, or other similar corporate transaction or event (including, without limitation, a Change in Control) that affects the Common Shares, or (b) unusual or nonrecurring events (including, without limitation, a Change in Control) affecting the Company, any Affiliate, or the financial statements of the Company or any Affiliate, or changes in applicable rules, rulings, regulations or other requirements of any governmental body or securities exchange or inter-dealer quotation system, accounting principles or law, such that in either case an adjustment is determined by the Committee in its sole discretion to be necessary or appropriate in order to prevent dilution or enlargement of rights, then the Committee shall make any such adjustments that are equitable, including, without limitation, adjusting any or all of (A) the number of Common Shares or other securities of the Company (or number and kind of other securities or other property) that may be delivered in respect of Awards or with respect to which Awards may be granted under this Plan (including, without limitation, adjusting any or all of the limitations under Section 5 of this Plan) and (B) the terms of any outstanding Award, including, without limitation, (1) the number of Common Shares or other securities of the Company (or number and kind of other securities or other property) subject to outstanding Awards or to which outstanding Awards relate, (2) the Exercise Price or Strike Price with respect to any Award or (3) any applicable performance measures (including, without limitation, Performance Criteria and Performance Goals). All adjustments shall be made in good faith compliance with Section 409A.

13. Effect of Change in Control. Upon the occurrence of a Change in Control, unless otherwise specifically prohibited under applicable laws or by the rules and regulations of any governing governmental agencies or national securities exchanges, or unless the Committee shall specify otherwise in the Award Agreement, the Committee is authorized (but not obligated) to make any of the following adjustments (or any combination thereof) in the terms and conditions of outstanding Awards: (a) continuation or assumption of such outstanding Awards under the Plan by the Company (if it is the surviving company or corporation) or by the surviving company or corporation or its parent; (b) substitution by the surviving company or corporation or its parent of equity, equity-based and/or cash awards with substantially the same terms for outstanding Awards (excluding the security deliverable upon settlement of the Awards), including, in the case of Options, substitution by the surviving company or corporation or its parent of restricted stock or other equity, which may be subject to substantially the same vesting and/or forfeiture terms as such Options, in an amount equal to the intrinsic value of such Options; (c) accelerated exercisability, vesting and/or lapse of restrictions under outstanding Awards immediately prior to the occurrence of such event; (d) upon written notice, provide that any outstanding Awards must be exercised, to the extent then exercisable, during a reasonable period of time immediately prior to the scheduled consummation of the event or such other period as determined by the Committee (contingent upon the consummation of the event), and at the end of such period, such Awards shall terminate to the extent not so exercised within the relevant period; and (e) cancellation of all or any portion of outstanding Awards for fair value (in the form of cash, Common Shares, other property or any combination thereof) as determined in the sole discretion of the Committee and which value may be zero; provided, that, in the case of Options and Stock Appreciation Rights or similar Awards, (x) such fair value may equal the excess, if any, of the value of the consideration to be paid in the Change in Control transaction to holders of the same number of Common Shares subject to such Awards (or, if no such consideration is paid, the Fair Market Value of the Common Shares subject to such outstanding Awards or portion thereof being canceled) over the aggregate Exercise Price or Strike Price, as applicable, with respect to such Awards or the portion thereof being canceled (or if no such excess, zero), and (y) to the extent that the Options, Stock Appreciation Rights or similar Awards are not then vested, such excess may be paid in restricted stock or other equity, which may be subject to substantially the same vesting and/or forfeiture terms as such Options, Stock Appreciation Rights or similar awards, in an amount equal to the intrinsic value of such Options, Stock Appreciation Rights or similar Awards.

14. Amendments and Termination.

(a) Amendment and Termination of this Plan. The Board may amend, alter, suspend, discontinue, or terminate this Plan or any portion thereof at any time; provided, that (i) no amendment to the definition of Eligible Person in Section 2(q), Section 5(b), Section 11(c) or Section 14(b) (to the extent required by the proviso in such Section 14(b)) shall be made without stockholder approval and (ii) no such amendment, alteration, suspension, discontinuation or termination shall be made without stockholder approval if such approval is necessary to comply with any tax or regulatory requirement applicable to this Plan (including, without limitation, as necessary to comply with any rules or requirements of any national securities exchange or inter-dealer quotation system on which the Common Shares may be listed or quoted or to prevent the Company from being denied a tax deduction under Section 162(m) of the Code); and, provided, further, that any such amendment, alteration, suspension, discontinuance or termination that would materially and adversely affect the rights of any Participant or any holder or beneficiary of any Award theretofore granted shall not to that extent be effective without the prior written consent of the affected Participant, holder or beneficiary.

(b) Amendment of Award Agreements. The Committee may, to the extent consistent with the terms of any applicable Award Agreement, waive any conditions or rights under, amend any terms of, or alter, suspend, discontinue, cancel or terminate, any Award theretofore granted or the associated Award Agreement, prospectively or retroactively; provided, however that any such waiver, amendment, alteration, suspension, discontinuance, cancellation or termination that would materially and adversely affect the rights of any Participant with respect to any Award theretofore granted shall not to that extent be effective without the consent of the affected Participant.

(c) Prohibition on Repricing. Subject to Section 5, the Committee shall not, without the approval of the stockholders of the Company (i) reduce the exercise price, or cancel and reissue options so as to in effect reduce the exercise price or (ii) change the manner of determining the exercise price so that the exercise price is less than the fair market value per share of Common Stock.

15. General.

(a) Award Agreements. Each Award under this Plan shall be evidenced by an Award Agreement, which shall be delivered to the Participant (whether in paper or electronic medium (including email or the posting on a web site maintained by the Company or a third party under contract with the Company)) and shall specify the terms and conditions of the Award and any rules applicable thereto, including without limitation, the effect on such Award of the death, Disability or termination of employment or service of a Participant, or of such other events as may be determined by the Committee. The Company’s failure to specify any term of any Award in any particular Award Agreement shall not invalidate such term, provided such terms was duly adopted by the Board or the Committee.

(b) Nontransferability; Trading Restrictions.

(i) Each Award shall be exercisable only by a Participant during the Participant’s lifetime, or, if permissible under applicable law, by the Participant’s legal guardian or representative. No Award may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a Participant other than by will or by the laws of descent and distribution and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company or an Affiliate; provided that the designation of a beneficiary shall not constitute an assignment, alienation, pledge, attachment, sale, transfer or encumbrance.

(ii) Notwithstanding the foregoing, the Committee may, in its sole discretion, permit Awards (other than Incentive Stock Options) to be transferred by a Participant, with or without consideration, subject to such rules as the Committee may adopt consistent with any applicable Award Agreement to preserve the purposes of this Plan, to: (A) any person who is a “family member” of the Participant, as such term is used in the instructions to Form S-8 under the Securities Act (collectively, the “Immediate Family Members”); (B) a trust solely for the benefit of the Participant and his or her Immediate Family Members; or (C) a partnership or limited liability company whose only partners or stockholders are the Participant and his or her Immediate Family Members; or (D) any other transferee as may be approved either (I) by the Board or the Committee in its sole discretion, or (II) as provided in the applicable Award Agreement (each transferee described in clauses (A), (B), (C) and (D) above is hereinafter referred to as a “Permitted Transferee”); provided, that the Participant gives the Committee advance written notice describing the terms and conditions of the proposed transfer and the Committee notifies the Participant in writing that such a transfer would comply with the requirements of this Plan.

(iii) The terms of any Award transferred in accordance with subparagraph (ii) above shall apply to the Permitted Transferee and any reference in this Plan, or in any applicable Award Agreement, to a Participant shall be deemed to refer to the Permitted Transferee, except that (A) Permitted Transferees shall not be entitled to transfer any Award, other than by will or the laws of descent and distribution; (B) Permitted Transferees shall not be entitled to exercise any transferred Option unless there shall be in effect a registration statement on an appropriate form covering the Common Shares to be acquired pursuant to the exercise of such Option if the Committee determines, consistent with any applicable Award Agreement, that such a registration statement is necessary or appropriate; (C) the Committee or the Company shall not be required to provide any notice to a Permitted Transferee, whether or not such notice is or would otherwise have been required to be given to the Participant under this Plan or otherwise; and (D) the consequences of the termination of the Participant’s employment by, or services to, the Company or an Affiliate under the terms of this Plan and the applicable Award Agreement shall continue to be applied with respect to the Participant, including, without limitation, that an Option shall be exercisable by the Permitted Transferee only to the extent, and for the periods, specified in this Plan and the applicable Award Agreement.

(iv) The Committee shall have the right, either on an Award-by-Award basis or as a matter of policy for all Awards or one or more classes of Awards, to condition the delivery of vested Common Shares received in connection with such Award on the Participant’s agreement to such restrictions as the Committee may determine.

(c) Tax Withholding.

(i) A Participant shall be required to pay to the Company or any Affiliate, or the Company or any Affiliate shall have the right and is hereby authorized to withhold, from any cash, Common Shares, other securities or other property deliverable under any Award or from any compensation or other amounts owing to a Participant, the amount (in cash, Common Shares, other securities or other property) of any required withholding taxes in respect of an Award, its exercise, or any payment or transfer under an Award or under this Plan and to take such other action as may be necessary in the opinion of the Committee or the Company to satisfy all obligations for the payment of such withholding and taxes. In addition, the Committee, in its discretion, may make arrangements mutually agreeable with a Participant who is not an employee of the Company or an Affiliate to facilitate the payment of applicable income and self-employment taxes.

(ii) Without limiting the generality of clause (i) above, the Committee may, in its sole discretion, permit a Participant to satisfy, in whole or in part, the foregoing withholding liability by (A) the delivery of Common Shares (which are not subject to any pledge or other security interest) owned by the Participant having a fair market value equal to such withholding liability or (B) having the Company withhold from the number of Common Shares otherwise issuable or deliverable pursuant to the exercise or settlement of the Award a number of shares with a fair market value equal to such withholding liability (but no more than the minimum required statutory withholding liability).

(d) No Claim to Awards; No Rights to Continued Employment; Waiver. No employee of the Company or an Affiliate, or other person, shall have any claim or right to be granted an Award under this Plan or, having been selected for the grant of an Award, to be selected for a grant of any other Award. There is no obligation for uniformity of treatment of Participants or holders or beneficiaries of Awards. The terms and conditions of Awards and the Committee’s determinations and interpretations with respect thereto need not be the same with respect to each Participant and may be made selectively among Participants, whether or not such Participants are similarly situated. Neither this Plan nor any action taken hereunder shall be construed as giving any Participant any right to be retained in the employ or service of the Company or an Affiliate, nor shall it be construed as giving any Participant any rights to continued service on the Board. The Company or any of its Affiliates may at any time dismiss a Participant from employment or discontinue any consulting relationship, free from any liability or any claim under this Plan, unless otherwise expressly provided in this Plan or any Award Agreement. By accepting an Award under this Plan, a Participant shall thereby be deemed to have waived any claim to continued exercise or vesting of an Award or to damages or severance entitlement related to non-continuation of the Award beyond the period provided under this Plan or any Award Agreement, notwithstanding any provision to the contrary in any written employment contract or other agreement between the Company and its Affiliates and the Participant, whether any such agreement is executed before, on or after the Date of Grant.

(e) International Participants. With respect to Participants who reside or work outside of the United States of America and who are not (and who are not expected to be) “covered employees” within the meaning of Section 162(m) of the Code, the Committee may in its sole discretion amend the terms of this Plan or outstanding Awards (or establish a sub-plan) with respect to such Participants in order to conform such terms with the requirements of local law or to obtain more favorable tax or other treatment for such Participants, the Company or its Affiliates.

(f) Designation and Change of Beneficiary. Each Participant may file with the Committee a written designation of one or more persons as the beneficiary(ies) who shall be entitled to receive the amounts payable with respect to an Award, if any, due under this Plan upon his or her death. A Participant may, from time to time, revoke or change his or her beneficiary designation without the consent of any prior beneficiary by filing a new designation with the Committee. The last such designation filed with the Committee shall be controlling; provided, however, that no designation, or change or revocation thereof, shall be effective unless received by the Committee prior to the Participant’s death, and in no event shall it be effective as of a date prior to such receipt. If no beneficiary designation is filed by a Participant, the beneficiary shall be deemed to be his or her spouse or, if the Participant is unmarried at the time of death, his or her estate. Upon the occurrence of a Participant’s divorce (as evidenced by a final order or decree of divorce), any spousal designation previously given by such Participant shall automatically terminate.

(g) Termination of Employment/Service. Unless determined otherwise by the Committee at any point following such event: (i) neither a temporary absence from employment or service due to illness, vacation or leave of absence nor a transfer from employment or service with the Company to employment or service with an Affiliate (or vice-versa) shall be considered a termination of employment or service with the Company or an Affiliate; and (ii) if a Participant’s employment with the Company and its Affiliates terminates, but such Participant continues to provide services to the Company and its Affiliates in a non-employee capacity (or vice-versa), such change in status shall not be considered a termination of employment with the Company or an Affiliate for purposes of this Plan unless the Committee, in its discretion, determines otherwise.

(h) No Rights as a Stockholder. Except as otherwise specifically provided in this Plan or any Award Agreement, no person shall be entitled to the privileges of ownership in respect of Common Shares that are subject to Awards hereunder until such shares have been issued or delivered to that person.

(i) Government and Other Regulations.

(i) The obligation of the Company to settle Awards in Common Shares or other consideration shall be subject to all applicable laws, rules, and regulations, and to such approvals by governmental agencies as may be required. Notwithstanding any terms or conditions of any Award to the contrary, the Company shall be under no obligation to offer to sell or to sell, and shall be prohibited from offering to sell or selling, any Common Shares pursuant to an Award unless such shares have been properly registered for sale pursuant to the Securities Act with the Securities and Exchange Commission or unless the Company has received an opinion of counsel, satisfactory to the Company, that such shares may be offered or sold without such registration pursuant to an available exemption therefrom and the terms and conditions of such exemption have been fully complied with. The Company shall be under no obligation to register for sale under the Securities Act any of the Common Shares to be offered or sold under this Plan. The Committee shall have the authority to provide that all certificates for Common Shares or other securities of the Company or any Affiliate delivered under this Plan shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under this Plan, the applicable Award Agreement, the federal securities laws, or the rules, regulations and other requirements of the Securities and Exchange Commission, any securities exchange or inter-dealer quotation system upon which such shares or other securities are then listed or quoted and any other applicable federal, state, local or non-U.S. laws, and, without limiting the generality of Section 9 of this Plan, the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions. Notwithstanding any provision in this Plan to the contrary, the Committee reserves the right to add any additional terms or provisions to any Award granted under this Plan that it in its sole discretion deems necessary or advisable in order that such Award complies with the legal requirements of any governmental entity to whose jurisdiction the Award is subject.

(ii) The Committee may cancel an Award or any portion thereof if it determines, in its sole discretion, that legal or contractual restrictions and/or blockage and/or other market considerations would make the Company’s acquisition of Common Shares from the public markets, the Company’s issuance of Common Shares to the Participant, the Participant’s acquisition of Common Shares from the Company and/or the Participant’s sale of Common Shares to the public markets, illegal, impracticable or inadvisable. If the Committee determines to cancel all or any portion of an Award in accordance with the foregoing, unless doing so would violate Section 409A, the Company shall pay to the Participant an amount equal to the excess of (A) the aggregate Fair Market Value of the Common Shares subject to such Award or portion thereof canceled (determined as of the applicable exercise date, or the date that the shares would have been vested or delivered, as applicable), over (B) the aggregate Exercise Price or Strike Price (in the case of an Option or SAR, respectively) or any amount payable as a condition of delivery of Common Shares (in the case of any other Award). Such amount shall be delivered to the Participant as soon as practicable following the cancellation of such Award or portion thereof. The Committee shall have the discretion to consider and take action to mitigate the tax consequence to the Participant in cancelling an Award in accordance with this clause.

(j) Payments to Persons Other Than Participants. If the Committee shall find that any person to whom any amount is payable under this Plan is unable to care for his affairs because of illness or accident, or is a minor, or has died, then any payment due to such person or his estate (unless a prior claim therefor has been made by a duly appointed legal representative) may, if the Committee so directs the Company, be paid to his spouse, child, relative, an institution maintaining or having custody of such person, or any other person deemed by the Committee to be a proper recipient on behalf of such person otherwise entitled to payment. Any such payment shall be a complete discharge of the liability of the Committee and the Company therefor.

(k) Nonexclusivity of this Plan. Neither the adoption of this Plan by the Board nor the submission of this Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options or other equity-based awards otherwise than under this Plan, and such arrangements may be either applicable generally or only in specific cases.

(l) No Trust or Fund Created. Neither this Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate, on the one hand, and a Participant or other person or entity, on the other hand. No provision of this Plan or any Award shall require the Company, for the purpose of satisfying any obligations under this Plan, to purchase assets or place any assets in a trust or other entity to which contributions are made or otherwise to segregate any assets, nor shall the Company maintain separate bank accounts, books, records or other evidence of the existence of a segregated or separately maintained or administered fund for such purposes. Participants shall have no rights under this Plan other than as general unsecured creditors of the Company, except that insofar as they may have become entitled to payment of additional compensation by performance of services, they shall have the same rights as other employees under general law.

(m) Reliance on Reports. Each member of the Committee and each member of the Board shall be fully justified in acting or failing to act, as the case may be, and shall not be liable for having so acted or failed to act in good faith, in reliance upon any report made by the independent public accountant of the Company and/or its Affiliates and/or any other information furnished in connection with this Plan by any agent of the Company or the Committee or the Board, other than himself.

(n) Relationship to Other Benefits. No payment under this Plan shall be taken into account in determining any benefits under any pension, retirement, profit sharing, group insurance or other benefit plan of the Company except as otherwise specifically provided in such other plan.

(o) Governing Law. The Plan shall be governed by and construed in accordance with the internal laws of the State of Nevada, without giving effect to the conflict of laws provisions.

(p) Severability. If any provision of this Plan or any Award or Award Agreement is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction or as to any person or entity or Award, or would disqualify this Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to the applicable laws in the manner that most closely reflects the original intent of the Award or the Plan, or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of this Plan or the Award, such provision shall be construed or deemed stricken as to such jurisdiction, person or entity or Award and the remainder of this Plan and any such Award shall remain in full force and effect.

(q) Obligations Binding on Successors. The obligations of the Company under this Plan shall be binding upon any successor corporation or organization resulting from the merger, amalgamation, consolidation or other reorganization of the Company, or upon any successor corporation or organization succeeding to substantially all of the assets and business of the Company.

(r) Code Section 162(m) Approval. If so determined by the Committee, the provisions of this Plan regarding Performance Compensation Awards shall be disclosed and reapproved by stockholders no later than the first stockholder meeting that occurs in the fifth year following the year in which stockholders previously approved such provisions, in each case in order for certain Awards granted after such time to be exempt from the deduction limitations of Section 162(m) of the Code. Nothing in this clause, however, shall affect the validity of Awards granted after such time if such stockholder approval has not been obtained.

(s) Expenses; Gender; Titles and Headings. The expenses of administering this Plan shall be borne by the Company and its Affiliates. Masculine pronouns and other words of masculine gender shall refer to both men and women. The titles and headings of the sections in this Plan are for convenience of reference only, and in the event of any conflict, the text of this Plan, rather than such titles or headings shall control.

(t) Other Agreements. Notwithstanding the above, the Committee may require, as a condition to the grant of and/or the receipt of Common Shares under an Award, that the Participant execute lock-up, stockholder or other agreements, as it may determine in its sole and absolute discretion.

(u) Section 409A. The Plan and all Awards granted hereunder are intended to comply with, or otherwise be exempt from, the requirements of Section 409A. The Plan and all Awards granted under this Plan shall be administered, interpreted, and construed in a manner consistent with Section 409A to the extent necessary to avoid the imposition of additional taxes under Section 409A(a)(1)(B) of the Code. In no event shall the Company or any of its Affiliates be liable for any additional tax, interest or penalties that may be imposed on a Participant under Section 409A or any damages for failing to comply with Section 409A. Notwithstanding any contrary provision in the Plan or Award Agreement, any payment(s) of nonqualified deferred compensation (within the meaning of Section 409A) that are otherwise required to be made under the Plan to a “specified employee” (within the meaning of Section 1.409A-1(i) of the Treasury Regulations) as a result of his or her separation from service (other than a payment that is not subject to Section 409A) shall be delayed for the first six months following such separation from service (or, if earlier, until the date of death of the specified employee) and shall instead be paid (in a manner set forth in the Award Agreement) on the day that immediately follows the end of such six-month period or as soon as administratively practicable thereafter. Any remaining payments of nonqualified deferred compensation shall be paid without delay and at the time or times such payments are otherwise scheduled to be made. A termination of employment or service shall not be deemed to have occurred for purposes of any provision of the Plan or any Award Agreement providing for the payment of any amounts or benefits that are considered nonqualified deferred compensation under Section 409A upon or following a termination of employment or service, unless such termination is also a “separation from service” within the meaning of Section 409A and the payment thereof prior to a “separation from service” would violate Section 409A. For purposes of any such provision of the Plan or any Award Agreement relating to any such payments or benefits, references to a “termination,” “termination of employment,” “termination of service,” or like terms shall mean “separation from service.”

(v) Payments. Participants shall be required to pay, to the extent required by applicable law, any amounts required to receive Common Shares under any Award made under this Plan.

Exhibit A

Members, Capital Contributions, Units, Membership Interest

Member Name	Address	Capital Contribution	Number of Units	Membership Interest
Muscle Maker, Inc.	1751 River Run, Suite 200 Fort Worth, Texas 76107	1,000	1,000	100%
	Totals:	$1,000	100	100.00%

Exhibit B

Form of Counterpart Signature Page

The undersigned hereby accepts, and becomes a party to, the Limited Liability Company Agreement (the “Agreement”) of Sadot LLC, a Delaware limited liability company (the “Company”), in connection with the acquisition of Units (as defined in the Agreement) of the Company, and by its signature below signifies its agreement to be bound by the terms and conditions of the Agreement.

Member Name:	__________________________

By:	__________________________

Name:	__________________________

Title:	__________________________

Number of Units:	__________________________

Agreed and Accepted:

Managing Member: Muscle Maker, Inc.

By:
Name:	Michael Roper
Title:	CEO

MUSCLE MAKER, INC. Michael Roper, Chief Executive Officer and Secretary 1751 River Run, Suite 200 Fort Worth, Texas 76107

VOTE BY INTERNET – www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

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VOTE BY PHONE – *

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

MUSCLE MAKER, INC.

The Board of Directors recommends you vote FOR proposals 1, 2, 3, 4 , 5 and 6.		For	Against	Abstain

1.	Proposal to approve the Services Agreement and the Sadot Transaction contemplated therein.	☐	☐	☐

2.	Proposal to approve an amendment to the Company’s Articles of Incorporation, as amended, to increase the authorized number of shares of our Common Stock from 50,000,000 to 150,000,000;	☐	☐	☐

3.	Proposal to approve, for purposes of complying with NASDAQ Listing Rule 5635(b), the issuance of the Shares pursuant to the Services Agreement entered between the Company, Sadot and Aggia representing more than 20% of our common stock outstanding, which would result in a “change of control” of the Company under applicable Nasdaq listing rules;	☐	☐	☐

4.

Proposal to approve, for purposes of complying with NASDAQ Listing Rule 5635©, the issuance of up to 14,424,275 Shares of Common Stock to Aggia pursuant to the Services Agreement and subject to achieving net income thresholds.

		☐	☐	☐

5.	Proposal to approve the right of Aggia to nominate up to eight directors to the Board of Directors subject to achieving net income thresholds as set forth in the Services Agreement.	☐	☐	☐

6.	Proposal to approve the 2023 Equity Incentive Plan	☐	☐	☐

NOTE: In their discretion, the proxies are authorized to vote upon any other business as may properly come before the meeting.

NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:

The Notice and Proxy Statement 10-K are available at www.proxyvote.com.

☐ FOLD AND DETACH HERE ☐

PROXY

MUSCLE MAKER, INC.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY

The undersigned, revoking all prior proxies, hereby nominates, constitutes and appoints Michael Roper and Jennifer Black (or such other person as is designated by the board of directors of Muscle Maker, Inc. (“Muscle Maker”) (the “Proxies”), or either of them (with full power to act alone), true and lawful attorney(s), with full power of substitution, for the undersigned and in the name, place and stead of the undersigned to vote as designated below all of the shares of common stock, $0.0001 par value, of Muscle Maker entitled to be voted by the undersigned at the Special Meeting of Stockholders to be held on *, 2023 and at any adjournments or postponements thereof.

Please complete, sign and date other side and return promptly. Please mark x your vote as indicated in this example.

The undersigned hereby acknowledges receipt of the Notice of the Special Meeting of Stockholder and the accompanying Proxy Statement.

This proxy will be voted as specified. If no specification is made, this proxy will be voted FOR Proposal Nos. 1, 2, 3, 4, 5 and 6. A vote to ABSTAIN will have the same effect as a vote AGAINST the applicable proposals.

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

Continued and to be signed on reverse side